                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act File Number 811-7538


                          LORD ABBETT SERIES FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


                     90 Hudson Street, Jersey City, NJ 07302
--------------------------------------------------------------------------------
               (Address of principal executive offices) (zip code)


           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 12/31/2003
                          ----------

ITEM 1:   REPORT TO SHAREHOLDERS.

[LORD ABBETT LOGO]

2003
 ANNUAL
  REPORT

LORD ABBETT
SERIES FUND-
ALL VALUE PORTFOLIO


  FOR THE PERIOD ENDED DECEMBER 31, 2003

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND-ALL VALUE PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL PERIOD ENDED DECEMBER 31, 2003

DEAR SHAREHOLDER: We are pleased to provide you with this overview of the Lord Abbett Series Fund--All Value Portfolio's (the Fund) strategies and performance for the fiscal period ended December 31, 2003. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first part of the period. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

     In June, the Federal Reserve Board (the Fed) cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed is attempting a variety of measures to promote and sustain growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. Additionally, imports can become more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S.-- providing further stimulus for economic growth. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

     The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. For the reporting period, major indices advanced, but concerns over future growth grew as the summer ended.

--------------------------------------------------------------------------------

     As the economy entered the final months of 2003, gross domestic product
(GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from 3.3% growth in the second quarter. In addition, productivity data, an important gauge for inflation, remained strong and can be seen as an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is not uncommon for employment statistics to improve slower than other economic indicators. GDP grew at a 4% annual pace in the fourth quarter. Although this was slightly below expectations, the data continued to reinforce the view of an improving economy.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL PERIOD ENDED DECEMBER 31, 2003?

A: For the fiscal period ended December 31, 2003, Lord Abbett Series Fund--All Value Portfolio returned 25.3%, reflecting performance at the Net Asset Value
(NAV) of Class VC shares, with all distributions reinvested, underperforming the Russell 3000(R) Value Index,(1) which returned 26.7% over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURN as of December 31, 2003 is: Since Inception (4/30/03): 25.33%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Stock selection within the consumer discretionary sector detracted from relative performance during the Fund's fiscal period, as certain holdings in the consumer products sector declined as higher-than-expected restructuring costs lowered earnings. The Fund is actively managed and, as a result, asset allocation may change. Sectors may include many industries. Stock selection within the consumer staples sector also detracted from the Fund's performance. Holdings in the food category declined, as certain companies lowered 2004 earnings outlooks as a result of higher ingredient prices. In addition, stock selection within the financial services sector lowered the Fund's relative performance as holdings in the insurance industry declined.

--------------------------------------------------------------------------------

     During the Fund's fiscal period, the decision to hold an underweighted position in the utilities sector proved beneficial, as the sector's return lagged the overall index during the period. In addition, while stock selection lagged the index, the management team's decision to overweight the producer durables sector also helped Fund returns, as improved economic outlooks boosted this cyclically-sensitive sector. Stock selection within healthcare also added to performance, as new products and increased sales volume of existing products improved the net income of certain holdings.

(1) The Russell 3000(R) Value Index measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this Index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indices. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: SEE NOTES TO FINANCIAL STATEMENTS FOR A DISCUSSION OF INVESTMENT RISKS. FOR A MORE DETAILED DISCUSSION OF THE RISKS ASSOCIATED WITH THE FUND, PLEASE SEE THE FUND'S PROSPECTUS.

PERFORMANCE: PERFORMANCE DATA QUOTED ABOVE IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT www.LordAbbett.com.

THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND INCLUDING THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES THAT YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THIS FUND OR ANY LORD ABBETT MUTUAL FUND PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500/Barra Value Index and the Russell 3000(R) Value Index, assuming reinvestment of all dividends and distributions. The Fund is considering the removal of the S&P 500/Barra Value Index as one of the Fund's benchmarks, because the Russell 3000(R) Value Index more closely reflects the market capitalization range in which the Fund invests. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                 THE FUND (CLASS VC SHARES)   S&P 500/BARRA    RUSSELL 3000(R)
                     AT NET ASSET VALUE       VALUE INDEX(1)   VALUE INDEX(1)
Apr 30, 2003             $  10,000              $  10,000         $  10,000
May 31, 2003             $  10,510              $  10,736         $  10,672
Jun 30, 2003             $  10,700              $  10,814         $  10,809
Jul 31, 2003             $  10,981              $  11,054         $  10,997
Aug 31, 2003             $  11,241              $  11,293         $  11,186
Sep 30, 2003             $  10,910              $  11,089         $  11,075
Oct 31, 2003             $  11,621              $  11,847         $  11,769
Nov 30, 2003             $  11,901              $  11,954         $  11,952
Dec 31, 2003             $  12,533              $  12,693         $  12,664

                              FISCAL YEAR-END 12/31
                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIOD ENDED DECEMBER 31, 2003

                                       LIFE OF FUND
          CLASS VC(2)                     25.33%

(1) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices are not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.

(2) The Class VC shares were first offered on April 30, 2003.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

INVESTMENTS                                          SHARES          VALUE
--------------------------------------------------------------------------
COMMON STOCKS 105.13%
ADVERTISING AGENCY 0.75%
Interpublic Group of Cos., Inc.*                        120      $   1,872
                                                                 ---------

AGRICULTURE FISHING &
RANCHING 0.75%
Delta & Pine Land Co.                                    40          1,016
Monsanto Co.                                             30            863
                                                                 ---------
TOTAL                                                                1,879
                                                                 ---------

AIR TRANSPORTATION 0.11%
Alaska Air Group, Inc.*                                  10            273
                                                                 ---------

ALUMINUM 1.82%
Alcoa, Inc.                                             120          4,560
                                                                 ---------

AUTO PARTS: AFTER MARKET 0.66%
Genuine Parts Co.                                        50          1,660
                                                                 ---------

AUTO PARTS: ORIGINAL
EQUIPMENT 1.72%
American Axle &
Mfg. Holdings*                                           35          1,415
Borg Warner, Inc.                                        20          1,701
Dana Corp.                                               65          1,193
                                                                 ---------
TOTAL                                                                4,309
                                                                 ---------

BANKS: NEW YORK CITY 0.26%
Bank of New York Co., Inc.                               20            662
                                                                 ---------

BANKS: OUTSIDE NEW
YORK CITY 7.35%
Bank One Corp.                                           90          4,103
Cullen/Frost Bankers, Inc.                               70          2,840
Doral Financial Corp.(a)                                 75          2,421
FleetBoston Financial Corp.                              20            873
Wachovia Corp.                                          100          4,659
Wells Fargo & Co.                                        60          3,533
                                                                 ---------
TOTAL                                                               18,429
                                                                 ---------

BEVERAGE: SOFT DRINKS 1.86%
PepsiCo, Inc.                                           100      $   4,662
                                                                 ---------

CABLE TELEVISION SERVICES 1.77%
Viacom, Inc.                                            100          4,438
                                                                 ---------

CHEMICALS 2.51%
Eastman Chemical Co.                                     10            395
OM Group, Inc.*                                          50          1,310
Praxair, Inc.                                            75          2,865
Rohm & Haas Co.                                          40          1,708
                                                                 ---------
TOTAL                                                                6,278
                                                                 ---------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 1.16%
Cadence Design Systems, Inc.*                            70          1,259
Electronics for Imaging, Inc.*                           30            781
Reynolds & Reynolds                                      30            871
                                                                 ---------
TOTAL                                                                2,911
                                                                 ---------

COMPUTER TECHNOLOGY 4.22%
Apple Computer, Inc.*                                   275          5,877
EMC Corp.*                                              210          2,713
Zebra Technologies Corp.
Class A*                                                 30          1,991
                                                                 ---------
TOTAL                                                               10,581
                                                                 ---------

CONSUMER ELECTRONICS 0.17%
Take-Two Interactive
Software, Inc.*                                          15            432
                                                                 ---------

CONSUMER PRODUCTS 0.55%
Yankee Candle Co.*                                       50          1,366
                                                                 ---------

CONTAINERS & PACKAGING: PAPER &
PLASTIC 0.76%
Pactiv Corp.*                                            80          1,912
                                                                 ---------

COPPER 0.27%
Mueller Industries, Inc.*                                20            687
                                                                 ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

INVESTMENTS                                          SHARES          VALUE
--------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES 3.53%
Citigroup, Inc.                                         140      $   6,795
Merrill Lynch & Co., Inc.                                35          2,053
                                                                 ---------
TOTAL                                                                8,848
                                                                 ---------

DIVERSIFIED MANUFACTURING 0.49%
Georgia-Pacific Corp.                                    40          1,227
                                                                 ---------

DRUGS & PHARMACEUTICALS 5.70%
Abbott Laboratories                                      30          1,398
Merck & Co., Inc.                                        45          2,079
Mylan Laboratories, Inc.                                 15            379
Novartis AG ADR(a)                                       80          3,671
Schering-Plough Corp.                                   230          4,000
Wyeth                                                    65          2,759
                                                                 ---------
TOTAL                                                               14,286
                                                                 ---------

ELECTRICAL EQUIPMENT &
COMPONENTS 0.72%
Emerson Electric Co.                                     15            971
Technitrol, Inc.*                                        40            830
                                                                 ---------
TOTAL                                                                1,801
                                                                 ---------

ELECTRONICS 0.64%
Vishay Intertechnology, Inc.*                            70          1,603
                                                                 ---------

ELECTRONICS: INSTRUMENTS
GAUGES & METERS 0.37%
Dionex Corp.*                                            20            920
                                                                 ---------

ELECTRONICS: TECHNOLOGY 2.31%
Intermagnetics General Corp.*                            20            443
Motorola, Inc.                                          380          5,347
                                                                 ---------
TOTAL                                                                5,790
                                                                 ---------

ENTERTAINMENT 2.70%
The Walt Disney Co.                                     290          6,766
                                                                 ---------

FERTILIZERS 1.04%
Potash Corp. of
Saskatchewan(a)                                          30      $   2,594
                                                                 ---------

FINANCE COMPANIES 1.41%
Mellon Financial Corp.                                  110          3,532
                                                                 ---------

FOODS 2.95%
General Mills, Inc.                                      40          1,812
Kraft Foods, Inc. Class A                                90          2,900
Smithfield Foods, Inc.*                                 130          2,691
                                                                 ---------
TOTAL                                                                7,403
                                                                 ---------

GOLD 2.52%
Newmont Mining Corp.                                    130          6,319
                                                                 ---------

HEALTHCARE FACILITIES 0.66%
Manor Care, Inc.                                         40          1,383
Pharm Product
Development, Inc.*                                       10            270
                                                                 ---------
TOTAL                                                                1,653
                                                                 ---------

HEALTHCARE MANAGEMENT
SERVICES 0.74%
Caremark Rx, Inc.*                                       30            760
Sierra Health Services, Inc.*                            40          1,098
                                                                 ---------
TOTAL                                                                1,858
                                                                 ---------

IDENTIFICATION CONTROL & FILTER
DEVICES 1.48%
Hubbell, Inc.                                            65          2,866
IDEX Corp.                                               20            832
                                                                 ---------
TOTAL                                                                3,698
                                                                 ---------

INSURANCE: MULTI-LINE 2.19%
American Int'l. Group, Inc.                              40          2,651
Markel Corp.*                                             5          1,268
SAFECO Corp.                                             40          1,557
                                                                 ---------
TOTAL                                                                5,476
                                                                 ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

INVESTMENTS                                          SHARES          VALUE
--------------------------------------------------------------------------
INSURANCE: PROPERTY-CASUALTY 1.94%
Odyssey Re Holdings Corp.                                90      $   2,030
Travelers Property Casualty
Corp. B Shares                                           30            509
XL Capital Ltd. Class A(a)                               30          2,326
                                                                 ---------
TOTAL                                                                4,865
                                                                 ---------

MACHINERY: AGRICULTURAL 3.11%
Deere & Co.                                             120          7,806
                                                                 ---------

MACHINERY: ENGINES 1.39%
Briggs & Stratton Corp.                                  30          2,022
Cummins, Inc.                                            30          1,468
                                                                 ---------
TOTAL                                                                3,490
                                                                 ---------

MACHINERY: INDUSTRIAL/SPECIALTY 1.46%
Illinois Tool Works, Inc.                                30          2,517
Woodward Governor Co.                                    20          1,137
                                                                 ---------
TOTAL                                                                3,654
                                                                 ---------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 3.04%
Baker Hughes, Inc.                                       30            965
Grant Prideco, Inc.*                                     60            781
Grey Wolf, Inc.*                                        250            935
Halliburton Co.                                          30            780
Helmerich & Payne, Inc.                                  30            838
Pride Int'l., Inc.*                                      90          1,677
Schlumberger Ltd.                                        30          1,642
                                                                 ---------
TOTAL                                                                7,618
                                                                 ---------

MACHINERY: SPECIALTY 0.18%
JLG Industries, Inc.                                     30            457
                                                                 ---------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 1.49%
Bausch & Lomb, Inc.                                      45          2,336
ICU Medical, Inc.*                                       10            343
Varian, Inc.*                                            25      $   1,043
                                                                 ---------
TOTAL                                                                3,722
                                                                 ---------

MEDICAL SERVICES 0.21%
Covance, Inc.*                                           20            536
                                                                 ---------

METAL FABRICATING 0.92%
Quanex Corp.                                             50          2,305
                                                                 ---------

METALS & MINERALS
MISCELLANEOUS 0.59%
Graftech International Ltd.*                            110          1,485
                                                                 ---------

MILLING: FRUIT AND GRAIN
PROCESSING 0.79%
Archer-Daniels-Midland Co.                              130          1,979
                                                                 ---------

MISCELLANEOUS EQUIPMENT 0.76%
W.W. Grainger, Inc.                                      40          1,896
                                                                 ---------

MISCELLANEOUS MATERIALS &
PROCESSING 0.18%
Rogers Corp.*                                            10            441
                                                                 ---------

MULTI-SECTOR COMPANIES 4.23%
3M Co.                                                   10            851
Eaton Corp.                                              40          4,319
Trinity Industries, Inc.                                 30            925
Tyco Int'l., Ltd.(a)                                    170          4,505
                                                                 ---------
TOTAL                                                               10,600
                                                                 ---------

OFFICE FURNITURE & BUSINESS
EQUIPMENT 1.32%
Xerox Corp.*                                            240          3,312
                                                                 ---------

OIL: CRUDE PRODUCERS 1.25%
Chesapeake Energy Corp.                                  40            543
EOG Resources, Inc.                                      30          1,385
Westport Resources Corp.*                                40          1,195
                                                                 ---------
TOTAL                                                                3,123
                                                                 ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

INVESTMENTS                                          SHARES          VALUE
--------------------------------------------------------------------------
OIL: INTEGRATED DOMESTIC 0.10%
GlobalSantaFe Corp.                                      10      $     248
                                                                 ---------

OIL: INTEGRATED INTERNATIONAL 5.93%
ChevronTexaco Corp.                                      20          1,728
Exxon Mobil Corp.                                       320         13,120
                                                                 ---------
TOTAL                                                               14,848
                                                                 ---------

PAPER 1.26%
International Paper Co.                                  25          1,078
Meadwestvaco Corp.                                       70          2,082
                                                                 ---------
TOTAL                                                                3,160
                                                                 ---------

PUBLISHING: NEWSPAPERS 1.98%
Journal Register Co.*                                    40            828
Tribune Co.                                              80          4,128
                                                                 ---------
TOTAL                                                                4,956
                                                                 ---------

RADIO & TV BROADCASTERS 1.31%
Clear Channel Comm, Inc.                                 70          3,278
                                                                 ---------

RAILROADS 1.15%
CSX Corp.                                                80          2,875
                                                                 ---------

REAL ESTATE INVESTMENT
TRUSTS 0.10%
Host Marriott Corp.*                                     20            246
                                                                 ---------

RESTAURANTS 0.41%
Yum! Brands, Inc.*                                       30          1,032
                                                                 ---------

RETAIL 2.96%
Barnes & Noble, Inc.*                                    45          1,478
Foot Locker, Inc.                                        30            704
Limited Brands, Inc.                                    115          2,073
Pier 1 Imports, Inc.                                    110          2,405
Target Corp.                                             20            768
                                                                 ---------
TOTAL                                                                7,428
                                                                 ---------

SAVINGS & LOAN 0.18%
Webster Financial Corp.                                  10      $     459
                                                                 ---------

SERVICES: COMMERCIAL 0.47%
Waste Management, Inc.                                   40          1,184
                                                                 ---------

SHOES 1.23%
NIKE, Inc. Class B                                       45          3,081
                                                                 ---------

SOAPS & HOUSEHOLD
CHEMICALS 0.51%
Gillette Co.                                             35          1,286
                                                                 ---------

TOYS 0.76%
Hasbro, Inc.                                             90          1,915
                                                                 ---------

UTILITIES: CABLE TV &
RADIO 1.44%
Comcast Corp.*                                          115          3,597
                                                                 ---------

UTILITIES: ELECTRICAL 2.11%
Ameren Corp.                                             40          1,840
CMS Energy Corp.*                                       140          1,193
Progress Energy, Inc.                                    50          2,263
                                                                 ---------
TOTAL                                                                5,296
                                                                 ---------

UTILITIES: TELECOMMUNICATIONS 3.46%
SBC Communications, Inc.                                 90          2,346
Verizon Communications, Inc.                            180          6,315
                                                                 ---------
TOTAL                                                                8,661
                                                                 ---------

UTILITIES: WATER 0.77%
Aqua America, Inc.                                       88          1,934
                                                                 ---------

TOTAL COMMON STOCKS
(Cost $222,295)                                                    263,458
                                                                 =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2003

                                                  PRINCIPAL
                                                     AMOUNT
INVESTMENTS                                          SHARES          VALUE
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT 6.15%

REPURCHASE AGREEMENT 6.15%

Repurchase Agreement
dated 12/31/2003,
0.80% due 1/2/2004 with
State Street Bank & Trust Co.
collateralized by $20,000 of
Federal National Mortgage
Assoc. at 1.76% due 5/27/2005;
value: $20,047;
proceeds: $15,405
(Cost $15,404)                                         $ 15      $  15,404
                                                                 =========

TOTAL INVESTMENTS
111.28% (Cost $237,699)                                          $ 278,862
                                                                 =========

  * Non-income producing security.
(a) Foreign security traded in U.S. dollars
ADR-American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:
   Investment in securities, at value (cost $237,699)                 $ 278,862
   Receivables:
     Interest and dividends                                                 274
     Investment securities sold                                             908
     From Lord, Abbett & Co. LLC                                         19,113
     Deferred offering expense                                              964
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                         300,121
--------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                      4,457
     Management fee                                                         155
     Fund administration                                                      8
     Directors' fees                                                          3
   Accrued expenses and other liabilities                                44,896
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                     49,519
================================================================================
NET ASSETS                                                            $ 250,602
================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                       $ 208,456
Distributions in excess of net investment income                            (10)
Accumulated net realized gain on investments                                993
Net unrealized appreciation on investments                               41,163
--------------------------------------------------------------------------------
NET ASSETS                                                            $ 250,602
================================================================================
OUTSTANDING SHARES                                                       20,716

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                         $   12.10
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Period April 30, 2003* to December 31, 2003

INVESTMENT INCOME:
Dividends                                                             $   2,419
Interest                                                                     82
Foreign withholding tax                                                      (5)
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   2,496
--------------------------------------------------------------------------------
EXPENSES:
Management fee                                                            1,124
Shareholder servicing                                                        15
Professional                                                             37,098
Reports to shareholders                                                   5,001
Fund administration                                                          60
Custody                                                                   3,981
Directors' fees                                                               3
Offering                                                                  1,936
Other                                                                       132
--------------------------------------------------------------------------------
Gross expenses                                                           49,350
   Expenses assumed by Lord, Abbett & Co. LLC                           (47,626)
--------------------------------------------------------------------------------
NET EXPENSES                                                              1,724
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       772
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                          8,667
Net unrealized appreciation on investments                               41,163
===============================================================================
NET REALIZED AND UNREALIZED GAIN                                         49,830
===============================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $  50,602
===============================================================================

*Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                APRIL 30, 2003*
                                                                             TO
INCREASE IN NET ASSETS                                        DECEMBER 31, 2003
OPERATIONS:
Net investment income                                                 $     772
Net realized gain on investments                                          8,667
Net unrealized appreciation on investments                               41,163
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     50,602
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                      (866)
Net realized gain                                                        (7,616)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (8,482)
================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                           200,000
Reinvestment of distributions                                             8,482
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                      208,482
================================================================================
NET INCREASE IN NET ASSETS                                              250,602
================================================================================
NET ASSETS:
Beginning of period                                                           -
--------------------------------------------------------------------------------
END OF PERIOD                                                         $ 250,602
================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                      $     (10)
================================================================================

*Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                     4/30/2003(c)
                                                                          TO
                                                                       12/31/03
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                  $   10.00
                                                                      =========
Investment operations
  Net investment income(a)                                                  .04
  Net realized and unrealized gain                                         2.48
                                                                      ---------
    Total from investment operations                                       2.52
                                                                      ---------
Distributions to shareholders from:
  Net investment income                                                    (.04)
  Net realized gain                                                        (.38)
                                                                      ---------
    Total distributions                                                    (.42)
                                                                      ---------
NET ASSET VALUE, END OF PERIOD                                        $   12.10
                                                                      =========
Total Return(b)                                                           25.33%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expenses assumed                                      .77%(d)
  Expenses, excluding expenses assumed                                    22.10%(d)
  Net investment income                                                     .35%(d)

                                                                     4/30/2003(c)
                                                                          TO
SUPPLEMENTAL DATA:                                                     12/31/03
--------------------------------------------------------------------------------
  Net assets, end of period (000)                                     $     251
  Portfolio turnover rate                                                 29.69%
================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of operations.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven separate portfolios. This report covers All Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act. The Fund commenced operations and was capitalized with a $200,000 investment from Lord, Abbett & Co. LLC ("Lord Abbett") on April 30, 2003. As of December 31, 2003, all of the Fund's outstanding capital shares are held by Lord Abbett.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are allocated among the portfolios within the Company on a pro rata basis.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities or U.S. government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h) OFFERING COSTS-Lord Abbett incurred initial offering costs on behalf of the Fund that will be reimbursed by the Fund in the full amount thereof. Such expenses were deferred and are being amortized on the straight-line method over a period of one year from the commencement of operations.

3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Company has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period April 30, 2003 (commencement of operations) to December 31, 2003, Lord Abbett has contractually agreed to limit the Fund's annual other expenses (excluding management fee) to an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into service arrangements, which may permit it to make payments under certain circumstances to insurance companies at annual rates ranging from .15% to .35% of the Fund's average daily net assets attributable to the insurance companies' variable annuity contract owners. There were no payments for the period April 30, 2003 (commencement of operations) to December 31, 2003.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax character of distributions paid during the period April 30, 2003 (commencement of operations) to December 31, 2003 is as follows:

Distributions paid from:
Ordinary income                                              $    8,482
------------------------------------------------------------------------
Total distributions paid                                     $    8,482
------------------------------------------------------------------------

As of December 31, 2003, the components of accumulated gains on a tax basis are as follows:

Undistributed ordinary income - net                          $    1,031
------------------------------------------------------------------------
   Total undistributed earnings                                   1,031
------------------------------------------------------------------------
Temporary differences                                               (10)
Unrealized gains - net                                           41,125
------------------------------------------------------------------------
   Total accumulated gains - net                             $   42,146
------------------------------------------------------------------------

As of December 31, 2003, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                                     $  237,737
------------------------------------------------------------------------
Gross unrealized gain                                            42,108
Gross unrealized loss                                              (983)
------------------------------------------------------------------------
   Net unrealized security gain                              $   41,125
------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the period ended December 31, 2003 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                   UNDISTRIBUTED
                        (DISTRIBUTIONS IN EXCESS        ACCUMULATED
                              OF) NET INVESTMENT       NET REALIZED      PAID-IN
                                          INCOME        GAIN (LOSS)      CAPITAL
--------------------------------------------------------------------------------
                                          $   84            $  (58)      $  (26)

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the period ended December 31, 2003 are as follows:

PURCHASES              SALES
----------------------------
$  280,540         $  66,913

There were no purchases or sales of U.S. Government securities for the period ended December 31, 2003.

As of December 31, 2003, there were no securities on loan and there was no securities lending activity during the period April 30, 2003 (commencement of operations) to December 31, 2003.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's net asset value.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor perforemance relative to other funds, even in a rising market. These factors can affect Fund performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 50 million shares of $.001 par share value capital stock. Transactions in shares of capital stock are as follows:

                                           PERIOD ENDED
                                     DECEMBER 31, 2003*
-------------------------------------------------------
Shares sold                                      20,000
Reinvestment of distributions                       716
-------------------------------------------------------
Increase                                         20,716
=======================================================

*For the period April 30, 2003 (commencement of operations) to December 31,
2003.

INDEPENDENT AUDITOR'S REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - ALL VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - All Value Portfolio (the "Fund") as of December 31, 2003, and the related statements of operations and changes in net assets, and the financial highlights for the period April 30, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - All Value Portfolio as of December 31, 2003, the results of its operations, changes in its net assets and the financial highlights for the period April 30, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
February 11, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                               CURRENT POSITION
NAME AND                      LENGTH OF SERVICE        PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                    WITH COMPANY         DURING PAST FIVE YEARS          DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Director since 1995;  Managing Partner and Chief     N/A
Lord, Abbett & Co. LLC       Chairman since 1996   Investment Officer of Lord
90 Hudson Street                                   Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                               CURRENT POSITION
NAME AND                      LENGTH OF SERVICE        PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                    WITH COMPANY         DURING PAST FIVE YEARS          DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW            Director since 1994   Managing General Partner,      Currently serves as
Bigelow Media, LLC                                 Bigelow Media, LLC (since      director of Adelphia
41 Madison Ave.,                                   2000); Senior Adviser, Time    Communications, Inc.,
Suite 3810                                         Warner Inc. (1998 - 2000);     Crane Co., and Huttig
New York, NY                                       Acting Chief Executive         Building Products Inc.
Date of Birth: 10/22/1941                          Officer of Courtroom
                                                   Television Network (1997 -
                                                   1998); President and Chief
                                                   Executive Officer of Time
                                                   Warner Cable Programming,
                                                   Inc. (1991 - 1997).

WILLIAM H.T. BUSH            Director since 1998   Co-founder and Chairman of     Currently serves as
Bush-O'Donnell &                                   the Board of the financial     director of Wellpoint
Co., Inc.                                          advisory firm of Bush-         Health Networks, Inc.,
101 South Hanley Road                              O'Donnell & Company (since     DT Industries Inc., and
Suite 1250                                         1986).                         Engineered Support
St. Louis, MO                                                                     Systems, Inc.
Date of Birth: 7/14/1938

                               CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE        PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                    WITH COMPANY         DURING PAST FIVE YEARS          DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.       Director since 1998   Managing Director of Monitor   Currently serves as
Monitor Clipper Partners                           Clipper Partners (since 1997)  director of Avondale,
650 Madison Ave., 9th Fl.                          and President of Clipper       Inc. and Interstate
New York, NY                                       Asset Management Corp., both   Bakeries Corp.
Date of Birth:                                     private equity investment
10/25/1942                                         funds (since 1991).

JULIE A. HILL                Director elected      Owner and CEO of the           Currently serves as
20 Via Diamante              February 2004         Hillsdale Companies (1997 -    director of Wellpoint
Newport Coast, CA                                  present); Founder, President   Health Networks, Inc.,
Date of Birth: 7/16/1946                           and Owner of the Hiram-Hill    Resources Connection
                                                   and Hillsdale Development      Inc., and Holcim (US)
                                                   Companies from 1998 to 2001.   Inc. (parent company
                                                                                  Holcim Ltd).

FRANKLIN W. HOBBS            Director since 2001   Senior Advisor (since April    Currently serves as
Houlihan Lokey                                     2003) and Former Chief         director of Adolph
Howard & Zukin                                     Executive Officer of Houlihan  Coors Company.
685 Third Ave.                                     Lokey Howard & Zukin, an
New York, NY                                       investment bank (January 2002
Date of Birth: 7/30/1947                           - April 2003); Chairman of
                                                   Warburg Dillon Read (1999 -
                                                   2001); Global Head of
                                                   Corporate Finance of SBC
                                                   Warburg Dillon Read (1997 -
                                                   1999); Chief Executive
                                                   Officer of Dillon, Read & Co.
                                                   (1994 - 1997).

C. ALAN MACDONALD            Director since 1989;  Retired - General Business     Currently serves as
415 Round Hill Road          and Lead Independent  and Governance Consulting      director of
Greenwich, CT                Director              (since 1992); formerly         Fountainhead Water
Date of Birth: 5/19/1933                           President and CEO of Nestle    Company, Lincoln
                                                   Foods.                         Snacks, H.J. Baker,
                                                                                  and Seix Fund, Inc.*

THOMAS J. NEFF               Director since 1989   Chairman of Spencer Stuart,    Currently serves as
Spencer Stuart                                     an executive search            director of Ace, Ltd.
277 Park Avenue                                    consulting firm (since 1996);  and Exult, Inc.
New York, NY                                       President of Spencer Stuart
Date of Birth: 10/2/1937                           (1979-1996).

JAMES F. ORR, III            Director since 2002;  President and CEO of Landing   Currently serves as
80 Pinckney Street           resigned 3/3/2003     Point Capital (since 2002);    Chairman of
Boston, MA                                         Chairman and CEO of United     Rockerfeller
Date of Birth: 3/5/1943                            Asset Management Corporation   Foundation, Director
                                                   (2000 to 2001); Chairman and   as Nashua Corp. and
                                                   CEO of UNUMProvident           Memorial Drive Trust
                                                   Corporation (1999 - merger);
                                                   Chairman and CEO of UNUM
                                                   Corporation (1988 - 1999).

----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                       CURRENT POSITION      LENGTH OF SERVICE      PRINCIPAL OCCUPATION
(DATE OF BIRTH)                  WITH COMPANY       OF CURRENT POSITION    DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------
ROBERT S. DOW                Chief Executive        Elected in 1995      Managing Partner and
(3/8/1945)                   Officer and President                       Chief Investment Officer
                                                                         of Lord Abbett since 1996.

SHOLOM DINSKY                Executive Vice         Elected in 2003      Partner and Large Cap
(3/24/1944)                  President                                   Value Investment Manager,
                                                                         joined Lord Abbett in
                                                                         2000, formerly Managing
                                                                         Director of Prudential
                                                                         Asset Management, prior
                                                                         thereto Director of
                                                                         Equity Research and
                                                                         Senior Vice President at
                                                                         Mitchell Hutchins Asset
                                                                         Management.

KEVIN P. FERGUSON            Executive Vice         Elected in 2003      Partner and Mid Cap
(10/3/1964)                  President                                   Growth Investment Manager,
                                                                         joined Lord Abbett in
                                                                         1999, formerly Portfolio
                                                                         Manager/Senior Vice
                                                                         President at Lynch &
                                                                         Mayer, Inc.

ROBERT P. FETCH              Executive Vice         Elected in 2003      Partner and Small-Cap
(2/18/1953)                  President                                   Value Senior Investment
                                                                         Manager, joined Lord
                                                                         Abbett in 1995.

KENNETH G. FULLER            Executive Vice         Elected in 2003      Investment Manager -
(4/22/1945)                  President                                   Large Cap Value, joined
                                                                         Lord Abbett in 2002,
                                                                         formerly Portfolio
                                                                         Manager and Senior Vice
                                                                         President at Pioneer
                                                                         Investment Management,
                                                                         Inc. from 1999 to 2002;
                                                                         prior thereto Principal,
                                                                         Manley, Fuller Asset
                                                                         Management.

INGRID C. HOLM               Executive Vice         Elected in 2001      Investment Manager-
(3/21/1959)                  President                                   Global Equity, joined Lord
                                                                         Abbett in 2001, formerly
                                                                         International Portfolio
                                                                         Manager of Batterymarch
                                                                         Financial Management,
                                                                         Inc. from 2000 to 2001,
                                                                         prior thereto held
                                                                         various positions at the
                                                                         Prudential Insurance
                                                                         Company of America.

NAME AND                       CURRENT POSITION      LENGTH OF SERVICE      PRINCIPAL OCCUPATION
(DATE OF BIRTH)                  WITH COMPANY       OF CURRENT POSITION    DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------
W. THOMAS HUDSON, JR.        Executive Vice         Elected in 1993      Partner and Investment
(12/16/1941)                 President                                   Manager, joined Lord
                                                                         Abbett in 1982.

ROBERT G. MORRIS             Executive Vice         Elected in 1995      Partner and Director of
(11/06/1944)                 President                                   Equity Investments, joined
                                                                         Lord Abbett in 1991.

ELI M. SALZMANN              Executive Vice         Elected in 1999      Partner and Director of
(3/24/1964)                  President                                   Institutional Equity
                                                                         Investments, joined Lord
                                                                         Abbett in 1997.

CHRISTOPHER J. TOWLE         Executive Vice         Elected in 1999      Partner and Portfolio
(10/12/1957)                 President                                   Manager, joined Lord
                                                                         Abbett in 1987.

EDWARD VON DER LINDE         Executive Vice         Elected in 1999      Partner and Investment
(6/12/1960)                  President                                   Manager, joined Lord
                                                                         Abbett in 1988.

TRACIE E. AHERN              Vice President and     Elected in 1999      Partner and Director of
(1/12/1968)                  Treasurer                                   Portfolio Accounting and
                                                                         Operations, joined Lord
                                                                         Abbett in 1999, prior
                                                                         thereto Vice President -
                                                                         Head of Fund
                                                                         Administration of Morgan
                                                                         Grenfell.

EILEEN K. BANKO              Vice President         Elected in 1999      Equity Analyst, joined
(11/3/1967)                                                              Lord Abbett in 1990.

JOAN A. BINSTOCK             Chief Financial        Elected in 1999      Partner and Chief
(3/4/1954)                   Officer and Vice                            Operations Officer, joined
                             President                                   Lord Abbett in 1999, prior
                                                                         thereto Chief Operating
                                                                         Officer of Morgan
                                                                         Grenfell.

ZANE E. BROWN                Vice President         Elected in 1996      Partner and Director of
(12/09/51)                                                               Fixed Income Management,
                                                                         joined Lord Abbett in
                                                                         1992.

DAVID G. BUILDER             Vice President         Elected in 1999      Equity Analyst, joined Lord
(1/4/1954)                                                               Abbett in 1998.

DANIEL E. CARPER             Vice President         Elected in 1990      Partner, joined Lord
(1/22/1952)                                                              Abbett in 1979.

DANIEL H. FRASCARELLI        Vice President         Elected in 2003      Partner and Investment
(3/11/1954)                                                              Manager, joined Lord
                                                                         Abbett in 1990.

MICHAEL S. GOLDSTEIN         Vice President         Elected in 1999      Partner and Fixed Income
(10/29/1968)                                                             Investment Manager,
                                                                         joined Lord Abbett in
                                                                         1997.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                       CURRENT POSITION      LENGTH OF SERVICE      PRINCIPAL OCCUPATION
(DATE OF BIRTH)                  WITH COMPANY       OF CURRENT POSITION    DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
HOWARD E. HANSEN             Vice President         Elected in 1999      Investment Manager,
(10/13/1961)                                                             joined Lord Abbett in
                                                                         1995.

GERARD S. E. HEFFERNAN, JR.  Vice President         Elected in 2003      Research Analyst, joined
(9/7/1963)                                                               Lord Abbett in 1998.

PAUL A. HILSTAD              Vice President and     Elected in 1995      Partner and General
(12/13/1942)                 Secretary                                   Counsel, joined Lord
                                                                         Abbett in 1995.

ELLEN G. ITSKOVITZ           Vice President         Elected in 2001      Partner and Senior
(10/30/1957)                                                             Research Analyst, joined
                                                                         Lord Abbett in 1998.

LAWRENCE H. KAPLAN           Vice President and     Elected in 1997      Partner and Deputy
(1/16/1957)                  Assistant Secretary                         General Counsel, joined
                                                                         Lord Abbett in 1997.

MAREN LINDSTROM              Vice President         Elected in 2001      Partner and Fixed Income
(9/17/1962)                                                              Investment Manager,
                                                                         joined Lord Abbett in
                                                                         2000, prior thereto
                                                                         Director Convertible
                                                                         Sales at UBS AG from 1999
                                                                         to 2000, prior thereto
                                                                         Vice
                                                                         President-Convertible
                                                                         Sales at Deutsche Bank
                                                                         Securities Inc. from 1998
                                                                         to 1999.

A. EDWARD OBERHAUS, III      Vice President         Elected in 1998      Partner and Manager of
(12/21/1959)                                                             Equity Trading, joined
                                                                         Lord Abbett in 1983.

CHRISTINA T. SIMMONS         Vice President and     Elected in 2001      Assistant General Counsel,
(11/12/1957)                 Assistant Secretary                         joined Lord Abbett in
                                                                         1999, formerly Assistant
                                                                         General Counsel of
                                                                         Prudential Investments
                                                                         from 1998 to 1999, prior
                                                                         thereto Counsel of
                                                                         Drinker, Biddle & Reath
                                                                         LLP, a law firm.

BERNARD J. GRZELAK           Assistant Treasurer    Elected in 2003      Director of Fund
(6/12/1971)                                                              Administration, joined
                                                                         Lord Abbett in 2003,
                                                                         formerly Vice President,
                                                                         Lazard Asset Management
                                                                         from 2000 to 2003, prior
                                                                         thereto Manager of
                                                                         Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

--------------------------------------------------------------------------------
TAX INFORMATION
For corporate shareholders, 25.43% of the Fund's ordinary income distribution qualified for the dividends received deduction.
--------------------------------------------------------------------------------

[LORD ABBETT(R) LOGO]


          This report when not used for the
        general information of shareholders of
        the Fund is to be distributed only if
         preceded or accompanied by a current
                   Fund Prospectus.

 Lord Abbett Mutual Fund shares are distributed by:
             LORD ABBETT DISTRIBUTOR LLC                   LORD ABBETT SERIES FUND, INC.      LASFAV-2-1203
90 Hudson Street - Jersey City, New Jersey 07302-3973           ALL VALUE PORTFOLIO                  (2/04)

[LORD ABBETT LOGO]

LORD ABBETT

2003
 ANNUAL
   REPORT

 LORD ABBETT
 SERIES FUND-
 AMERICA'S VALUE PORTFOLIO


FOR THE PERIOD ENDED DECEMBER 31, 2003

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND - AMERICA'S VALUE PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL PERIOD ENDED DECEMBER 31, 2003

DEAR SHAREHOLDER: We are pleased to provide you with this overview of the Lord Abbett Series Fund - America's Value Portfolio's (the Fund) strategies and performance for the fiscal period ended December 31, 2003. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.


BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------
Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A:War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first part of the period. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

    In June, the Federal Reserve Board (the Fed) cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed is attempting a variety of measures to promote and sustain growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. Additionally, imports can become more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S.--providing further stimulus for economic growth. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

    The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. For the reporting period, major indices advanced, but concerns over future growth grew as the summer ended.

    As the economy entered the final months of 2003, gross domestic product
(GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from 3.3% growth in the second quarter. In addition, productivity data, an important gauge for inflation, remained strong and can be seen as an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is not uncommon for employment statistics to improve slower than other economic indicators. GDP grew at a 4% annual pace in the fourth quarter. Although this was slightly below expectations, the data continued to reinforce the view of an improving economy.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL PERIOD ENDED DECEMBER 31, 2003?

A: For the fiscal period ended December 31, 2003, Lord Abbett Series Fund - America's Value Portfolio returned 23.3%, reflecting performance at the Net Asset Value (NAV) of Class VC shares, with all distributions reinvested, outperforming the S&P 500,(1) which returned 22.8% over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURN, which reflects performance of Class VC share investments and includes the reinvestment of all distributions, as of December 31, 2003 is: Since Inception (4/30/03): 23.31%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

EQUITY COMPONENT

A: Stock selection in the energy sector was the largest positive contributor to the Fund during the period, as higher oil prices during the period created strong increases in top line revenue and bottom line profits. The Fund is actively managed and, as a result, asset allocation may change. Sectors may include many industries. Stock selection within the healthcare sector also added to performance, as strong international sales of key products drove profits in certain pharmaceutical companies. In addition, stock selection within telecomm services added to performance where overall improving prospects in the sector benefited Fund holdings.

    The decision to hold a large underweight in the information technology sector detracted from performance during the fiscal period. Focusing on value stocks with strong fundamentals, the investment team has yet to find compelling opportunities in this sector and, subsequently, believes much of the appreciation is the result of speculating. Stock selection within the financial sector also detracted from the Fund's returns, as certain insurance stocks faltered from troubles with higher-than-expected casualty claims. In addition, an underweight in the industrials sector detracted from performance, as the sector experienced strong performance.

BOND COMPONENT

    The fixed-income component of the Fund benefited from its flexible investment parameters, which allow the portfolio managers to allocate assets among a broad range of fixed-income investments, depending on market opportunity. In anticipation of an improving credit market and stronger corporate profits, the Fund focused on the securities of companies that offered the potential to benefit from the increased demand, stronger corporate profits and access to credit generated by an improving economy. The Fund eliminated lower-yielding securities, such as Treasury bonds, and increased exposure to sectors where greater value could be found, such as high-yield and convertible securities.

    Throughout the period, lower-quality credits outperformed investment-grade in the market, as investors focused on the opportunity for high yield. As a result, performance was broad-based in the high-yield bond market, including securities of companies in the electric, paper, wireless telecommunications, pharmaceuticals and building and construction industries. Detracting from performance in the high-yield sector were select credits in the wholesale food, apparel and health services.

    A rising equity market boosted the convertible sector in particular, since convertibles are highly correlated to their underlying stocks. Here again, performance was broad-based and included securities in paper, media broadcast, printing and publishing and telecommunications equipment industries. Select credits in theater and entertainment and wholesale food industries detracted from performance.

    With the exception of airline bonds, positions in the investment-grade market were profitable.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: SEE NOTES TO FINANCIAL STATEMENTS FOR A DISCUSSION OF INVESTMENT RISKS. FOR A MORE DETAILED DISCUSSION OF THE RISKS ASSOCIATED WITH THE FUND, PLEASE SEE THE FUND'S PROSPECTUS. PERFORMANCE: PERFORMANCE DATA QUOTED ABOVE IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT www.lordabbett.com.

THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND INCLUDING THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES THAT YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THIS FUND OR ANY LORD ABBETT MUTUAL FUND PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT WWW.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500 Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS VC SHARES) AT NET ASSET VALUE      S&P 500 INDEX(1)
4/30/2003                   $10,000                                  $10,000
5/31/2003                   $10,510                                  $10,526
6/30/2003                   $10,660                                  $10,661
7/31/2003                   $10,770                                  $10,848
8/31/2003                   $10,990                                  $11,060
9/30/2003                   $10,980                                  $10,943
10/31/2003                  $11,400                                  $11,561
11/30/2003                  $11,671                                  $11,663
12/31/2003                  $12,331                                  $12,274

                              FISCAL YEAR-END 12/31

                       AVERAGE ANNUAL TOTAL RETURN FOR THE

                         PERIOD ENDED DECEMBER 31, 2003

                        LIFE OF FUND
          CLASS VC(2)     23.31%(1)

(1) Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for this index begins on April 30, 2003.

(2) The Class VC shares were first offered on April 30, 2003.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                                                    SHARES
INVESTMENTS                                                                                          (000)          VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 94.99%

COMMON STOCKS 65.55%
Auto Components 1.03%
Dana Corp.                                                                                               3     $   53,215
                                                                                                               ----------

CHEMICALS 7.96%
Crompton Corp.                                                                                           6         42,303
Dow Chemical Co.                                                                                         3        128,867
Eastman Chemical Co.                                                                                     3        130,449
IMC Global, Inc.                                                                                         3         28,797
Monsanto Co.                                                                                             3         80,584
                                                                                                               ----------
TOTAL                                                                                                             411,000
                                                                                                               ----------

COMMERCIAL SERVICES & SUPPLIES 1.58%
R.R. Donnelley & Sons Co.                                                                                3         81,405
                                                                                                               ----------

CONTAINERS & PACKAGING 0.92%
Ball Corp.                                                                                               1         47,656
                                                                                                               ----------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.17%
SBC Communications, Inc.                                                                                 4        112,101
                                                                                                               ----------

ELECTRIC UTILITIES 6.13%
Ameren Corp.                                                                                             3        133,400
CMS Energy Corp.*                                                                                        2         14,484
Northeast Utilities                                                                                      3         66,561
Puget Energy, Inc.                                                                                       4        102,211
                                                                                                               ----------
TOTAL                                                                                                             316,656
                                                                                                               ----------

ENERGY EQUIPMENT & SERVICES 1.51%
Halliburton Co.                                                                                          3         78,000
                                                                                                               ----------

FOOD & STAPLES RETAILING 1.05%
Albertson's, Inc.                                                                                        2         54,360
                                                                                                               ----------

FOOD PRODUCTS 4.05%
Archer-Daniels-Midland Co.                                                                               1          9,132
H.J. Heinz Co.                                                                                           3        123,862
Kellogg Co.                                                                                              2         76,160
                                                                                                               ----------
TOTAL                                                                                                             209,154
                                                                                                               ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                                    SHARES
INVESTMENTS                                                                                          (000)          VALUE
-------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES 2.08%
NiSource, Inc.                                                                                           5     $  107,506
                                                                                                               ----------

HOUSEHOLD DURABLES 5.86%
Newell Rubbermaid, Inc.                                                                                  4         93,357
Snap-on, Inc.                                                                                            3         96,720
Tupperware Corp.                                                                                         6        112,710
                                                                                                               ----------
TOTAL                                                                                                             302,787
                                                                                                               ----------

INDUSTRIAL CONGLOMERATES 1.88%
Hubbell, Inc.                                                                                            2         97,020
                                                                                                               ----------

INSURANCE 6.62%
Arthur J. Gallagher & Co.                                                                                2         48,735
Max Re Capital Ltd.(a)                                                                                   2         33,660
PartnerRe Ltd.(a)                                                                                        1         46,440
SAFECO Corp.                                                                                             2         66,181
Travelers Property Casualty
Corp. A Shares                                                                                           3         53,696
XL Capital Ltd. Class A(a)                                                                               1         93,060
                                                                                                               ----------
TOTAL                                                                                                             341,772
                                                                                                               ----------

LEISURE EQUIPMENT & PRODUCTS 0.64%
Foot Locker, Inc.                                                                                        1         32,830
                                                                                                               ----------

MACHINERY 3.22%
CNH Global N.V.(a)                                                                                       2         24,900
Cummins, Inc.                                                                                            1         39,152
The Timken Co.                                                                                           5        102,306
                                                                                                               ----------
TOTAL                                                                                                             166,358
                                                                                                               ----------

MULTI-LINE RETAIL 2.56%
J.C. Penney Co., Inc.                                                                                    3         68,328
May Department Stores Co.                                                                                2         63,954
                                                                                                               ----------
TOTAL                                                                                                             132,282
                                                                                                               ----------

OIL & GAS 4.11%
ChevronTexaco Corp.                                                                                      2        138,224
EOG Resources, Inc.                                                                                      -(c)      13,851
Kerr-McGee Corp.                                                                                         1         60,437
                                                                                                               ----------
TOTAL                                                                                                             212,512
                                                                                                               ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                                    SHARES
INVESTMENTS                                                                                          (000)          VALUE
-------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS 4.15%
Georgia-Pacific Corp.                                                                                    3     $  101,211
Meadwestvaco Corp.                                                                                       4        113,050
                                                                                                               ----------
TOTAL                                                                                                             214,261
                                                                                                               ----------

PHARMACEUTICALS 3.00%
Bristol-Myers Squibb Co.                                                                                 5        134,420
Mylan Laboratories, Inc.                                                                                 1         20,208
                                                                                                               ----------
TOTAL                                                                                                             154,628
                                                                                                               ----------

REAL ESTATE INVESTMENT TRUSTS 2.65%
Health Care Properties                                                                                   2         76,200
Healthcare Realty Trust, Inc.                                                                            2         60,775
                                                                                                               ----------
TOTAL                                                                                                             136,975
                                                                                                               ----------

TRADING COMPANIES & DISTRIBUTORS 2.38%
Genuine Parts Co.                                                                                        4        122,840
                                                                                                               ----------
TOTAL COMMON STOCKS (Cost $3,005,850)                                                                           3,385,318
                                                                                                               ==========

                                                                                                PRINCIPAL
                                                                 INTEREST          MATURITY        AMOUNT
                                                                     RATE              DATE          (000)
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 8.08%

BIOTECHNOLOGY 1.62%

Amgen, Inc.                                                   Zero Coupon          3/1/2032        $   50         37,938
Fisher Scientific Int'l., Inc.+                                      2.50%        10/1/2023            40         45,550
                                                                                                              ----------
TOTAL                                                                                                             83,488
                                                                                                              ----------

COMMUNICATIONS EQUIPMENT 0.36%
Corning, Inc.                                                        3.50%        11/1/2008            15         18,656
                                                                                                              ----------

COMPUTERS & PERIPHERALS 0.28%
Maxtor Corp.                                                         6.80%        4/30/2010            10         14,338
                                                                                                              ----------

ELECTRICAL EQUIPMENT 0.26%
Artesyn Tech, Inc.                                                   5.50%        8/15/2010            10         13,625
                                                                                                              ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.43%
Flir Systems, Inc.+                                                  3.00%         6/1/2023            20         22,100
                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                                PRINCIPAL
                                                                 INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                          RATE              DATE         (000)           VALUE
-------------------------------------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES 0.20%
Lifepoint Hospitals Holdings                                         4.50%         6/1/2009     $      10     $    10,088
                                                                                                              -----------

LEISURE EQUIPMENT & PRODUCTS 0.11%
Eastman Kodak Co.+                                                  3.375%       10/15/2033             5           5,575
                                                                                                              -----------

MACHINERY 1.08%
Agco Corp.+                                                          1.75%       12/31/2033            50          55,937
                                                                                                              -----------

MEDIA 0.80%
Alloy, Inc.+                                                        5.375%         8/1/2023            10           9,800
Lamar Advertising Co.                                               2.875%       12/31/2010             5           5,150
Liberty Media Corp. Class A                                          3.25%        3/15/2031            20          20,900
Sinclair Broadcast Group, Inc.                                      4.875%#       7/15/2018             5           5,519
                                                                                                              -----------
TOTAL                                                                                                              41,369
                                                                                                              -----------

METALS & MINING 0.58%
Placer Dome, Inc.+(a)                                                2.75%       10/15/2023            25          30,031
                                                                                                              -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS 0.29%
RF Micro Devices, Inc.                                               1.50%         7/1/2010            10          15,175
                                                                                                              -----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.65%
LSI Logic Corp.                                                      4.00%        5/15/2010            30          33,488
                                                                                                              -----------

SOFTWARE 1.42%
Documentum, Inc.                                                     4.50%         4/1/2007            30          35,887
First Data Corp.                                                     2.00%         3/1/2008            10          10,875
Mentor Graphics Corp.                                               6.875%        6/15/2007            25          26,719
                                                                                                              -----------
TOTAL                                                                                                              73,481
                                                                                                              -----------
TOTAL CONVERTIBLE BONDS (Cost $384,459)                                                                           417,351
                                                                                                              ===========

                                                                                                   SHARES
                                                                                                    (000)
                                                                                                ---------
CONVERTIBLE PREFERRED STOCKS 3.14%

DIVERSIFIED FINANCIALS 0.35%
Doral Financial Corp.+                                               4.75%                              -(c)        5,181
Prudential Financial, Inc.                                           6.75%                              -(c)       13,020
                                                                                                              -----------
TOTAL                                                                                                              18,201
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                     INTEREST                    SHARES

INVESTMENTS                              RATE                     (000)VALUE
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES 0.33%
FPL Group, Inc.                                                      8.00%                              -(c)  $    16,947
                                                                                                              -----------

ENERGY EQUIPMENT & SERVICES 1.74%
CMS Energy Corp.+                                                    4.50%                              2          89,800
                                                                                                              -----------

INSURANCE 0.22%
Chubb Corp.                                                          7.00%                              -(c)       11,528
                                                                                                              -----------

MEDIA 0.33%
Interpublic Group of Cos., Inc.                                     5.375%                              -(c)       17,205
                                                                                                              -----------

WIRELESS TELECOMMUNICATION SERVICES 0.17%
Sprint Corp.                                                        7.125%                              1           8,875
                                                                                                              -----------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $148,156)                                                                162,556
                                                                                                              ===========

                                                                                                PRINCIPAL
                                                                                   MATURITY        AMOUNT
                                                                                       DATE         (000)
---------------------------------------------------------------------------------------------------------------------------
HIGH YIELD CORPORATE BONDS 18.22%

AEROSPACE & DEFENSE 0.40%
DRS Tech, Inc.+                                                     6.875%        11/1/2013     $      20          20,650
                                                                                                              -----------

AIR FREIGHT & COURIERS 0.17%
Delta Airlines                                                      7.711%        9/18/2011            10           8,867
                                                                                                              -----------

AIRLINES 0.18%
American Airlines                                                   8.608%         4/1/2011            10           9,113
                                                                                                              -----------

AUTO COMPONENTS 0.21%
Eagle-Picher, Inc.+                                                  9.75%         9/1/2013            10          10,850
                                                                                                              -----------

BEVERAGES 0.31%
Le-Natures, Inc.+                                                    9.00%        6/15/2013            15          15,900
                                                                                                              -----------

BUILDING PRODUCTS 0.21%
Koppers Industry, Inc.+                                             9.875%       10/15/2013            10          11,075
                                                                                                              -----------

CHEMICALS 0.72%
Airgas, Inc.                                                         7.75%        9/15/2006            10          10,550
Nalco Co.+                                                          8.875%       11/15/2013            10          10,650
Terra Capital, Inc.                                                 11.50%         6/1/2010            15          15,750
                                                                                                              -----------
TOTAL                                                                                                              36,950
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                                PRINCIPAL
                                                                 INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                          RATE              DATE         (000)           VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES 0.38%
Iron Mountain, Inc.                                                 6.625%         1/1/2016     $      20     $    19,550
                                                                                                              -----------

CONTAINERS & PACKAGING 1.24%
BWAY Corp.                                                          10.00%       10/15/2010            10          10,950
Graham Packaging / GPC Cap                                          10.75%        1/15/2009            10          10,375
Rayovac Corp.                                                        8.50%        10/1/2013            40          42,600
                                                                                                              -----------
TOTAL                                                                                                              63,925
                                                                                                              -----------

DIVERSIFIED TELECOMMUNICATION SERVICES 0.21%
Cincinnati Bell, Inc.+                                              8.375%        1/15/2014            10          10,800
                                                                                                              -----------

ELECTRIC UTILITIES 0.41%
NRG Energy, Inc.+                                                    8.00%       12/15/2013            10          10,562
TECO Energy, Inc.                                                    7.50%        6/15/2010            10          10,750
                                                                                                              -----------
TOTAL                                                                                                              21,312
                                                                                                              -----------

ENERGY EQUIPMENT & SERVICES 0.19%
Sonat, Inc.                                                         6.875%         6/1/2005            10           9,900
                                                                                                              -----------

FOOD & STAPLES RETAILING 0.20%
Couche-Tard+                                                         7.50%       12/15/2013            10          10,525
                                                                                                              -----------

FOOD PRODUCTS 0.80%
B&G Foods, Inc.                                                     9.625%         8/1/2007            20          20,725
Land O' Lakes, Inc.+                                                 9.00%       12/15/2010            10          10,125
Michael Foods, Inc.+                                                 8.00%       11/15/2013            10          10,475
                                                                                                              -----------
TOTAL                                                                                                              41,325
                                                                                                              -----------

GAS UTILITIES 0.51%
Semco Energy, Inc.(b)                                               7.125%        5/15/2008            25          26,156
                                                                                                              -----------

HEALTHCARE EQUIPMENT & SUPPLIES 0.11%
Medex, Inc.+                                                        8.875%        5/15/2013             5           5,400
                                                                                                              -----------

HEALTHCARE PROVIDERS & SERVICES 0.80%
Iasis Healthcare Corp.                                               8.50%       10/15/2009             5           5,238
National Nephrology Assoc.+                                          9.00%        11/1/2011            20          21,050
Triad Hospitals, Inc.+                                               7.00%       11/15/2013            15          15,187
                                                                                                              -----------
TOTAL                                                                                                              41,475
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                                PRINCIPAL
                                                                 INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                          RATE              DATE         (000)           VALUE
-------------------------------------------------------------------------------------------------------------------------
HOTEL, RESTAURANTS & LEISURE 0.62%
Mohegan Tribal Gaming                                               6.375%        7/15/2009     $      10     $    10,375
River Rock Entertainment+                                            9.75%        11/1/2011            20          21,600
                                                                                                              -----------
TOTAL                                                                                                              31,975
                                                                                                              -----------

HOUSEHOLD DURABLES 0.39%
Fedders North America                                               9.375%        8/15/2007            20          20,200
                                                                                                              -----------

HOUSEHOLD PRODUCTS 0.21%
Jacuzzi Brands, Inc.+                                               9.625%         7/1/2010            10          11,050
                                                                                                              -----------

INDUSTRIAL CONGLOMERATES 0.41%
Allied Waste No America, Inc.                                       7.875%        4/15/2013            10          10,875
Tyco Int'l. Group+(a)                                                6.00%       11/15/2013            10          10,350
                                                                                                              -----------
TOTAL                                                                                                              21,225
                                                                                                              -----------

IT SERVICES 0.33%
Titan Corp.+                                                         8.00%        5/15/2011            15          17,100
                                                                                                              -----------

MACHINERY 2.34%
Blount, Inc.                                                        13.00%         8/1/2009            20          21,650
Case New Holland, Inc.+                                              9.25%         8/1/2011            10          11,250
Great Lakes Dredge & Dock+                                           7.75%       12/15/2013            30          31,012
Manitowoc Co., Inc.                                                 7.125%        11/1/2013            20          20,775
Sensus Metering Systems+                                            8.625%       12/15/2013            35          36,094
                                                                                                              -----------
TOTAL                                                                                                             120,781
                                                                                                              -----------

MEDIA 2.72%
Charter Communications Hldgs.                                       10.00%         4/1/2009            20          17,900
Dex Media West+                                                     9.875%        8/15/2013            10          11,675
Gaylord Entertainment Co.+                                           8.00%       11/15/2013            20          21,200
General Motors Corp.                                                 7.20%        1/15/2011            20          22,020
Insight Comm Co., Inc.**                                      0.00%/12.25% 2/15/2006 & 2011            10           8,600
Mediacom LLC                                                         8.50%        4/15/2008            10          10,250
Paxson Comm.                                                        10.75%        7/15/2008            25          27,406
Primedia, Inc.                                                      8.875%        5/15/2011            20          21,200
                                                                                                              -----------
TOTAL                                                                                                             140,251
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                                PRINCIPAL
                                                                 INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                          RATE              DATE         (000)           VALUE
-------------------------------------------------------------------------------------------------------------------------
METALS & MINING 0.42%
Owens-Brockway Glass Co.                                             7.75%        5/15/2011     $      20     $    21,575
                                                                                                              -----------

MULTI-LINE RETAIL 0.20%
Saks, Inc.                                                           7.375%       2/15/2019            10          10,225
                                                                                                              -----------

MULTI-UTILITIES & UNREGULATED POWER 0.53%
The Williams Co., Inc.                                               7.875%        9/1/2021            10          10,600
The Williams Co., Inc.                                               8.625%        6/1/2010            15          16,912
                                                                                                              -----------
TOTAL                                                                                                              27,512
                                                                                                              -----------

OIL & GAS 1.07%
Dynegy, Inc.+                                                        9.875%       7/15/2010            10          11,300
El Paso Production+                                                  7.75%         6/1/2013            20          19,800
Range Resources Corp.                                                7.375%       7/15/2013            10          10,050
Sonat, Inc.                                                          7.625%       7/15/2011            15          13,969
                                                                                                              -----------
TOTAL                                                                                                              55,119
                                                                                                              -----------

PAPER & FOREST PRODUCTS 0.69%
Boise Cascade Corp                                                   6.50%        11/1/2010            20          20,892
Buckeye Technologies, Inc.                                           8.00%       10/15/2010            15          14,775
                                                                                                              -----------
TOTAL                                                                                                              35,667
                                                                                                              -----------

WIRELESS TELECOMMUNICATION SERVICES 1.24%
Centennial Cell Communications                                      10.125%       6/15/2013            20          22,050
Dobson Communications Corp.+                                         8.875%       10/1/2013            10          10,175
Nextel Partners, Inc.                                                8.125%        7/1/2011            20          21,400
Western Wireless Corp.                                               9.25%        7/15/2013            10          10,600
                                                                                                              -----------
TOTAL                                                                                                              64,225
                                                                                                              -----------
TOTAL HIGH YIELD CORPORATE BONDS (Cost $894,548)                                                                  940,678
                                                                                                              ===========
TOTAL LONG-TERM INVESTMENTS (Cost $4,433,013)                                                                   4,905,903
                                                                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2003

                                                                                                PRINCIPAL
                                                                                                   AMOUNT
INVESTMENTS                                                                                         (000)           VALUE
---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 8.72%

REPURCHASE AGREEMENT 8.72%

Repurchase Agreement dated 12/31/2003, 0.80%
due 1/2/2004 with State Street Bank & Trust Co.
collateralized by $460,000 of Federal National
Mortgage Assoc. at 1.76% due 5/27/2005;
value: $461,075; proceeds: $450,111
(Cost $450,092)                                                                                 $     450     $   450,092
                                                                                                              ===========
TOTAL INVESTMENTS 103.71% (Cost $4,883,105)                                                                   $ 5,355,995
                                                                                                              ===========

    *  Non-income producing security.
   ** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.
    +  Restricted security under Rule 144A.
  (a)  Foreign security traded/denominated in U.S. dollars.
  (b)  Private Placement.
  (c)  Amount represents less than 1,000 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:
   Investment in securities, at value (cost $4,883,105)                                                $     5,355,995
   Receivables:
     Interest and dividends                                                                                     27,136
     Capital shares sold                                                                                        27,339
     From Lord, Abbett & Co. LLC                                                                                52,290
     Deferred offering expense                                                                                     903
----------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                                              5,463,663
----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                                                           242,647
     Capital shares reacquired                                                                                     174
     Management fee                                                                                              2,836
     Fund administration                                                                                           151
     Directors' fees                                                                                                27
   Accrued expenses and other liabilities                                                                       53,323
----------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                                           299,158
======================================================================================================================
NET ASSETS                                                                                             $     5,164,505
======================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                                        $     4,704,477
Distributions in excess of net investment income                                                                   (37)
Accumulated net realized loss on investments                                                                   (12,825)
Net unrealized appreciation on investments                                                                     472,890
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $     5,164,505
======================================================================================================================
OUTSTANDING SHARES                                                                                             427,798

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                                          $         12.07
======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Period April 30, 2003* to December 31, 2003

INVESTMENT INCOME:
Dividends                                                                                              $        40,773
Interest                                                                                                        33,557
Foreign withholding tax                                                                                            (42)
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                         74,288
----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                                                  11,783
Shareholder servicing                                                                                            3,800
Professional                                                                                                    37,098
Reports to shareholders                                                                                         19,288
Fund administration                                                                                                628
Custody                                                                                                          9,296
Directors' fees                                                                                                     34
Offering                                                                                                         2,342
Other                                                                                                              278
----------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                                                  84,547
   Expense reductions                                                                                              (30)
   Expenses assumed by Lord, Abbett & Co. LLC                                                                  (66,436)
----------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                                    18,081
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                           56,207
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                                                                28,447
Net unrealized appreciation on investments                                                                     472,890
======================================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                                               501,337
======================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $       557,544
======================================================================================================================

 *Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                       APRIL 30, 2003*
                                                                                                                    TO
INCREASE IN NET ASSETS                                                                               DECEMBER 31, 2003
OPERATIONS:
Net investment income                                                                                  $        56,207
Net realized gain on investments                                                                                28,447
Net unrealized appreciation on investments                                                                     472,890
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           557,544
======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                                          (57,739)
Net realized gain                                                                                              (42,024)
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                                            (99,763)
======================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                                                5,886,240
Reinvestment of distributions                                                                                   99,763
Cost of shares reacquired                                                                                   (1,279,279)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                                         4,706,724
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                                                   5,164,505
======================================================================================================================
NET ASSETS:
Beginning of period                                                                                                  -
----------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                                                          $     5,164,505
======================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                                       $           (37)
======================================================================================================================

 *Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                                          4/30/2003(c)
                                                                                                               TO
                                                                                                           12/31/2003
 PER SHARE OPERATING PERFORMANCE
 NET ASSET VALUE, BEGINNING OF PERIOD                                                                      $   10.00
                                                                                                           =========

 Investment operations

   Net investment income(a)                                                                                      .28
   Net realized and unrealized gain                                                                             2.05
                                                                                                           ---------
     Total from investment operations                                                                           2.33
                                                                                                           ---------

 Distributions to shareholders from:
   Net investment income                                                                                        (.15)
   Net realized gain                                                                                            (.11)
                                                                                                           ---------
     Total distributions                                                                                        (.26)
                                                                                                           ---------
 NET ASSET VALUE, END OF PERIOD                                                                            $   12.07
                                                                                                           =========

 Total Return(b)                                                                                               23.31%(d)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expenses assumed                                                                          .77%(d)
   Expenses, excluding expenses assumed                                                                         3.59%(d)
   Net investment income                                                                                        2.39%(d)


                                                                                                          4/30/2003(c)
                                                                                                               TO
 SUPPLEMENTAL DATA:                                                                                        12/31/2003
 =====================================================================================================================
   Net assets, end of period (000)                                                                         $   5,165
   Portfolio turnover rate                                                                                     49.36%
 =====================================================================================================================

 (a) Calculated using average shares outstanding during the period.
 (b) Total return assumes the reinvestment of all distributions.
 (c) Commencement of operations.
 (d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven separate portfolios. This report covers America's Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act. The Fund commenced operations and was capitalized with a $1,000,000 investment from Lord, Abbett & Co. LLC ("Lord Abbett") on April 30, 2003.

The investment objective of the Fund is to seek current income and capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investment in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are allocated among the portfolios within the Company on a pro rata basis.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities or U.S. government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h) OFFERING COSTS-Lord Abbett incurred initial offering costs on behalf of the Fund that will be reimbursed by the Fund in the full amount thereof. Such expenses were deferred and are being amortized on the straight-line method over a period of one year from the commencement of operations.

3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Company has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets. For the period April 30, 2003 (commencement of operations) to December 31, 2003, Lord Abbett has contractually agreed to limit the Fund's other expenses (excluding management fee) to an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into service arrangements, which may permit it to make payments under certain circumstances to insurance companies at annual rates ranging from .15% to .35% of the Fund's average daily net assets attributable to the insurance companies' variable annuity contract owners. For the period April 30, 2003 (commencement of operations) to December 31, 2003, the Fund incurred expenses of $633 for such servicing payments, which have been included in shareholder servicing expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax character of distributions paid during the period April 30, 2003 (commencement of operations) to December 31, 2003 is as follows:

Distributions paid from:
Ordinary income                                                       $  99,763
-------------------------------------------------------------------------------
Total distributions paid                                              $  99,763
===============================================================================

As of December 31, 2003, the components of accumulated gains on a tax basis are as follows:

Temporary differences                                                       (37)
Unrealized gains - net                                                  460,065
-------------------------------------------------------------------------------
   Total accumulated gains                                            $ 460,028
===============================================================================

As of December 31, 2003, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                                             $ 4,895,930
--------------------------------------------------------------------------------
Gross unrealized gain                                                    465,205
Gross unrealized loss                                                     (5,140)
--------------------------------------------------------------------------------
Net unrealized security gain                                         $   460,065
================================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the period ended December 31, 2003 have been reclassified among the components of net assets based on their tax basis treatment as follows:

     UNDISTRIBUTED
 (DISTRIBUTIONS IN               ACCUMULATED
    EXCESS OF) NET              NET REALIZED            PAID-IN
 INVESTMENT INCOME               GAIN (LOSS)            CAPITAL
---------------------------------------------------------------
           $ 1,495                     $ 752           $ (2,247)

5.PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the period ended December 31, 2003 are as follows:

PURCHASES                                  SALES
------------------------------------------------
$ 5,642,588                          $ 1,236,800

There were no purchases or sales of U.S. Government securities for the period ended December 31, 2003.

As of December 31, 2003, there were no securities on loan and there was no securities lending activity during the period April 30, 2003 (commencement of operations) to December 31, 2003.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's net asset value.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield securities (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield securities, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political and other risks. These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 50 million shares of $.001 par share value capital stock. Transactions in shares of capital stock are as follows:

                                        PERIOD ENDED
                                  DECEMBER 31, 2003*
----------------------------------------------------
SHARES SOLD                                  539,110
REINVESTMENT OF DISTRIBUTION                   8,440
SHARES REACQUIRED                           (119,752)
----------------------------------------------------
INCREASE                                     427,798
----------------------------------------------------

*For the period April 30, 2003 (commencement of operations) to December 31,
2003.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - AMERICA'S VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - America's Value Portfolio (the "Fund") as of December 31, 2003, and the related statements of operations and changes in net assets, and the financial highlights for the period April 30, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - America's Value Portfolio as of December 31, 2003, the results of its operations, changes in its net assets, and the financial highlights for the period April 30, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
February 11, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                      CURRENT POSITION
   NAME AND                          LENGTH OF SERVICE                PRINCIPAL OCCUPATION                    OTHER
DATE OF BIRTH                           WITH COMPANY                 DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                        Director since 1995;                Managing Partner and Chief          N/A
Lord, Abbett & Co. LLC               Chairman since 1996                 Investment Officer of Lord
90 Hudson Street                                                         Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                      CURRENT POSITION
   NAME AND                          LENGTH OF SERVICE                PRINCIPAL OCCUPATION                    OTHER
DATE OF BIRTH                           WITH COMPANY                 DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW                    Director since 1994                 Managing General Partner,           Currently serves as
Bigelow Media, LLC                                                       Bigelow Media, LLC (since           director of Adelphia
41 Madison Ave.,                                                         2000); Senior Adviser, Time         Communications, Inc.,
Suite 3810                                                               Warner Inc. (1998 - 2000);          Crane Co., and Huttig
New York, NY                                                             Acting Chief Executive              Building Products Inc.
Date of Birth: 10/22/1941                                                Officer of Courtroom
                                                                         Television Network (1997 -
                                                                         1998); President and Chief
                                                                         Executive Officer of Time
                                                                         Warner Cable Programming,
                                                                         Inc. (1991 - 1997).


WILLIAM H.T. BUSH                    Director since 1998                 Co-founder and Chairman             Currently serves as
Bush-O'Donnell &                                                         of the Board of the financial       director of Wellpoint
Co., Inc.                                                                advisory firm of Bush-              Health Networks, Inc.,
101 South Hanley Road                                                    O'Donnell & Company (since          DT Industries Inc., and
Suite 1250                                                               1986).                              Engineered Support
St. Louis, MO                                                                                                Systems, Inc.
Date of Birth: 7/14/1938

                                      CURRENT POSITION
   NAME AND                          LENGTH OF SERVICE                PRINCIPAL OCCUPATION                    OTHER
DATE OF BIRTH                           WITH COMPANY                 DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------

ROBERT B. CALHOUN, JR.               Director since 1998                 Managing Director of Monitor        Currently serves as
Monitor Clipper Partners                                                 Clipper Partners (since 1997)       director of Avondale,
650 Madison Ave., 9th Fl.                                                and President of Clipper Asset      Inc. and Interstate
New York, NY                                                             Management Corp., both private      Bakeries Corp.
Date of Birth:                                                           equity investment
10/25/1942                                                               funds (since 1991).


JULIE A. HILL                        Director Elected                    Owner and CEO of the Hillsdale      Currently serves as
20 Via Diamante                      February 2004                       Companies (1997 - present);         director of Wellpoint
Newport Coast, CA                                                        Founder, President and Owner of     Health Networks, Inc.,
Date of Birth: 7/16/1946                                                 the Hiram-Hill Inc., and            Resources Connection ,
                                                                         Hillsdale Development Companies     and Holcim (US) Inc.
                                                                         from 1998 to 2001.                  (parent company Holcim
                                                                                                             Ltd).

FRANKLIN W. HOBBS                    Director since 2001                 Senior Advisor (since April         Currently serves as
Houlihan Lokey                                                           2003) and Former Chief              director of Adolph
Howard & Zukin                                                           Executive Officer of Houlihan       Coors Company.
685 Third Ave.                                                           Lokey Howard & Zukin, an
New York, NY                                                             investment bank (January 2002 -
Date of Birth: 7/30/1947                                                 April 2003); Chairman of
                                                                         Warburg Dillon Read (1999 -
                                                                         2001); Global Head of
                                                                         Corporate Finance of SBC
                                                                         Warburg Dillon Read (1997
                                                                         - 1999); Chief Executive
                                                                         Officer of Dillon, Read &
                                                                         Co. (1994 - 1997).

C. ALAN MACDONALD                    Director since 1989; and Lead       Retired - General Business and      Currently serves as
415 Round Hill Road                  Independent Director                Governance Consulting (since        director of
Greenwich, CT                                                            1992); formerly President and       Fountainhead Water
Date of Birth: 5/19/1933                                                 CEO of Nestle Foods.                Company, Lincoln
                                                                                                             Snacks, H.J. Baker, and
                                                                                                             Seix Fund, Inc.*

THOMAS J. NEFF                       Director since 1989                 Chairman of Spencer Stuart, an      Currently serves as
Spencer Stuart                                                           executive search consulting         director of Ace, Ltd.
277 Park Avenue                                                          firm (since 1996); President of     and Exult, Inc.
New York, NY                                                             Spencer Stuart (1979-1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III                    Director since 2002; resigned       President and CEO of Landing        Currently serves as
80 Pinckney Street                   3/3/2003                            Point Capital (since 2002);         Chairman of
Boston, MA                                                               Chairman and CEO of United          Rockerfeller
Date of Birth: 3/5/1943                                                  Asset Management Corporation        Foundation, Director
                                                                         (2000 to 2001); Chairman            as Nashua Corp. and
                                                                         and CEO of UNUMProvident            Memorial Drive Trust
                                                                         Corporation (1999 - merger);
                                                                         Chairman and CEO of UNUM
                                                                         Corporation (1988 -1999).

----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

    NAME AND                              CURRENT POSITION             LENGTH OF SERVICE                 PRINCIPAL OCCUPATION
(DATE OF BIRTH)                             WITH COMPANY              OF CURRENT POSITION               DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                       Chief Executive Officer and      Elected in 1995                  Managing Partner and Chief
(3/8/1945)                          President                                                         Investment Officer of Lord
                                                                                                      Abbett since 1996.

SHOLOM DINSKY                       Executive Vice President         Elected in 2003                  Partner and Large Cap Value
(3/24/1944)                                                                                           Investment Manager, joined
                                                                                                      Lord Abbett in 2000, formerly
                                                                                                      Managing Director of
                                                                                                      Prudential Asset Management,
                                                                                                      prior thereto Director of
                                                                                                      Equity Research and Senior
                                                                                                      Vice President at Mitchell
                                                                                                      Hutchins Asset Management.

KEVIN P. FERGUSON                   Executive Vice President         Elected in 2003                  Partner and Mid Cap Growth
(10/3/1964)                                                                                           Investment Manager, joined
                                                                                                      Lord Abbett in 1999, formerly
                                                                                                      Portfolio Manager/Senior Vice
                                                                                                      President at Lynch & Mayer,
                                                                                                      Inc.

ROBERT P. FETCH                     Executive Vice President         Elected in 2003                  Partner and Small-Cap Value
(2/18/1953)                                                                                           Senior Investment Manager,
                                                                                                      joined Lord Abbett in 1995.

KENNETH G. FULLER                   Executive Vice President         Elected in 2003                  Investment Manager - Large Cap
(4/22/1945)                                                                                           Value, joined Lord Abbett in
                                                                                                      2002, formerly Portfolio
                                                                                                      Manager and Senior Vice
                                                                                                      President at Pioneer
                                                                                                      Investment Management, Inc.
                                                                                                      from 1999 to 2002; prior
                                                                                                      thereto Principal, Manley,
                                                                                                      Fuller Asset Management.

INGRID C. HOLM                      Executive Vice President         Elected in 2001                  Investment Manager- Global
(3/21/1959)                                                                                           Equity, joined Lord Abbett in
                                                                                                      2001, formerly International
                                                                                                      Portfolio Manager of
                                                                                                      Batterymarch Financial
                                                                                                      Management, Inc. from 2000 to
                                                                                                      2001, prior thereto held
                                                                                                      various positions at the
                                                                                                      Prudential Insurance Company
                                                                                                      of America.

    NAME AND                              CURRENT POSITION             LENGTH OF SERVICE                 PRINCIPAL OCCUPATION
(DATE OF BIRTH)                             WITH COMPANY              OF CURRENT POSITION               DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
W. THOMAS HUDSON, JR.               Executive Vice President         Elected in 1993                  Partner and Investment
(12/16/1941)                                                                                          Manager, joined Lord Abbett in
                                                                                                      1982.

ROBERT G. MORRIS                    Executive Vice President         Elected in 1995                  Partner and Director of Equity
(11/06/1944)                                                                                          Investments, joined Lord
                                                                                                      Abbett in 1991.

ELI M. SALZMANN                     Executive Vice President         Elected in 1999                  Partner and Director of
(3/24/1964)                                                                                           Institutional Equity
                                                                                                      Investments, joined Lord
                                                                                                      Abbett in 1997.

CHRISTOPHER J. TOWLE                Executive Vice President         Elected in 1999                  Partner and Portfolio Manager,
(10/12/1957)                                                                                          joined Lord Abbett in 1987.

EDWARD VON DER LINDE                Executive Vice President         Elected in 1999                  Partner and Investment
(6/12/1960)                                                                                           Manager, joined Lord Abbett
                                                                                                      in 1988.

TRACIE E. AHERN                     Vice President and Treasurer     Elected in 1999                  Partner and Director of
(1/12/1968)                                                                                           Portfolio Accounting and
                                                                                                      Operations, joined Lord
                                                                                                      Abbett in 1999, prior thereto
                                                                                                      Vice President - Head of
                                                                                                      Fund Administration of
                                                                                                      Morgan Grenfell.

EILEEN K. BANKO                     Vice President                   Elected in 1999                  Equity Analyst, joined Lord
(11/3/1967)                                                                                           Abbett in 1990.

JOAN A. BINSTOCK                    Chief Financial Officer and      Elected in 1999                  Partner and Chief Operations
(3/4/1954)                          Vice President                                                    Officer, joined Lord Abbett in
                                                                                                      1999, prior thereto Chief
                                                                                                      Operating Officer of Morgan
                                                                                                      Grenfell.

ZANE E. BROWN                       Vice President                   Elected in 1996                  Partner and Director of Fixed
(12/09/51)                                                                                            Income Management, joined Lord
                                                                                                      Abbett in 1992.

DAVID G. BUILDER                    Vice President                   Elected in 1999                  Equity Analyst, joined Lord
(1/4/1954)                                                                                            Abbett in 1998.

DANIEL E. CARPER                    Vice President                   Elected in 1990                  Partner, joined Lord Abbett in
(1/22/1952)                                                                                           1979.

DANIEL H. FRASCARELLI               Vice President                   Elected in 2003                  Partner and Investment
(3/11/1954)                                                                                           Manager, joined Lord Abbett in
                                                                                                      1990.

MICHAEL S. GOLDSTEIN                Vice President                   Elected in 1999                  Partner and Fixed Income
(10/29/1968)                                                                                          Investment Manager, joined
                                                                                                      Lord Abbett in 1997.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

    NAME AND                              CURRENT POSITION             LENGTH OF SERVICE                 PRINCIPAL OCCUPATION
(DATE OF BIRTH)                             WITH COMPANY              OF CURRENT POSITION               DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
HOWARD E. HANSEN                    Vice President                   Elected in 1999                  Investment Manager, joined
(10/13/1961)                                                                                          Lord Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.         Vice President                   Elected in 2003                  Research Analyst, joined Lord
(9/7/1963)                                                                                            Abbett in 1998.

PAUL A. HILSTAD                     Vice President and Secretary     Elected in 1995                  Partner and General Counsel,
(12/13/1942)                                                                                          joined Lord Abbett in 1995.

ELLEN G. ITSKOVITZ                  Vice President                   Elected in 2001                  Partner and Senior Research
(10/30/1957)                                                                                          Analyst, joined Lord Abbett in
                                                                                                      1998.

LAWRENCE H. KAPLAN                  Vice President and Assistant     Elected in 1997                  Partner and Deputy General
(1/16/1957)                         Secretary                                                         Counsel, joined Lord Abbett in
                                                                                                      1997.

MAREN LINDSTROM (9/17/1962)         Vice President                   Elected in 2001                  Partner and Fixed Income
                                                                                                      Investment Manager, joined
                                                                                                      Lord Abbett in 2000, prior
                                                                                                      thereto Director Convertible
                                                                                                      Sales at UBS AG from 1999 to
                                                                                                      2000, prior thereto Vice
                                                                                                      President-Convertible Sales at
                                                                                                      Deutsche Bank Securities Inc.
                                                                                                      from 1998 to 1999.

A. EDWARD OBERHAUS, III             Vice President                   Elected in 1998                  Partner and Manager of Equity
(12/21/1959)                                                                                          Trading, joined Lord Abbett in
                                                                                                      1983.

CHRISTINA T. SIMMONS                Vice President and Assistant     Elected in 2001                  Assistant General Counsel,
(11/12/1957)                        Secretary                                                         joined Lord Abbett in 1999,
                                                                                                      formerly Assistant General
                                                                                                      Counsel of Prudential
                                                                                                      Investments from 1998 to
                                                                                                      1999, prior thereto Counsel
                                                                                                      of Drinker, Biddle & Reath
                                                                                                      LLP, a law firm.

BERNARD J. GRZELAK                  Assistant Treasurer              Elected in 2003                  Director of Fund
(6/12/1971)                                                                                           Administration, joined Lord
                                                                                                      Abbett in 2003, formerly Vice
                                                                                                      President, Lazard Asset
                                                                                                      Management from 2000 to 2003,
                                                                                                      prior thereto Manager of
                                                                                                      Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Directors. It is available free upon request.

HOUSEHOLDING


The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

    TAX INFORMATION

    For corporate shareholders, 35.06% of the Fund's ordinary income distribution qualified for the dividends received deduction.

[LORD ABBETT(R) LOGO]


    This report when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current Fund prospectus.

 Lord Abbett Mutual Fund shares are distributed by:
           LORD ABBETT DISTRIBUTOR LLC                   LORD ABBETT SERIES FUND, INC.                  LASFAMV-2-1203
90 Hudson Street - Jersey City, New Jersey 07302-3973           AMERICA'S VALUE PORTFOLIO                       (2/04)

[LORD ABBETT LOGO]

2003
 ANNUAL
   REPORT

LORD ABBETT
SERIES FUND-
BOND-DEBENTURE PORTFOLIO


FOR THE YEAR ENDED DECEMBER 31, 2003

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--
BOND-DEBENTURE PORTFOLIO ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

DEAR SHAREHOLDERS: We are pleased to provide you with this twelve-month overview of the Lord Abbett Series Fund Bond-Debenture Portfolio's (the Fund) strategies and performance for the fiscal year ended December 31, 2003. On this and the following pages, we discuss the factors that influenced performance.

   Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q. WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. War and general geopolitical concerns had a largely negative effect on the sentiment of businesses and consumers during the first part of the year. Corporations began the period cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

   In June, the Federal Reserve Board (the Fed) cut interest rates 25 basis points to 1%, bringing interest rates to levels not seen in over 40 years. Also during the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions. Both measures were intended to strengthen the nascent economic recovery. Unemployment remained stubbornly high, however, reaching 6.4% by June.

   The U.S. economy strengthened considerably in the third quarter of 2003. Gross domestic product, a measure of economic strength, expanded at a reported 8.2% rate, annualized-the fastest growth rate in 20 years. The U.S. dollar weakened against the euro throughout the period, making U.S. products more competitive in world markets. Corporate profits also grew, sparking the equity markets and adding to the market gains experienced in the second quarter. As the economy entered the final months of 2003, unemployment numbers finally improved, falling to 5.7% in December. Productivity data remained strong.

   In the fixed-income markets, equity-sensitive bonds--such as corporate bonds and convertible securities--also responded positively, reflecting improvements in

--------------------------------------------------------------------------------

reported profits, greater cash flow and continued balance sheet repair in the corporate sector.

   One of the driving forces behind positive performance in the corporate bond sector was investors' continued search for yield in a low interest rate environment. Willingness to take on risk to achieve additional yield was most evident in the high-yield bond market, where mutual funds experienced record inflows in 2003. Lower credit-quality sectors outperformed investment-grade over much of the year. Emerging market bonds also attracted investors for the same reason.

   For government bonds, however, the fiscal year was a more tumultuous one, framed not only by geopolitical events and economic reports but also by uncertainty about the Fed's monetary policy. Despite a high level of volatility in the summer, yields on the benchmark 10-year Treasury bond ended the year at levels not far from where they had been 12 months earlier, about 4.25%.

Q. HOW DID THE FUND PERFORM IN THE YEAR ENDED DECEMBER 31, 2003?

A. Lord Abbett Series Fund -- Bond-Debenture Portfolio returned 18.0%, reflecting performance for the year ended December 31, 2003 at the Net Asset Value (NAV) of Class VC shares with all distributions reinvested for the period. The Fund's benchmark, the Lehman Aggregate Bond Index,(1) which returned 4.1% for the same period. The Fund's portfolio is actively managed and, therefore, its holdings are subject to change. Sectors may include many industries. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance of Class VC share investments and include the reinvestment of all distributions, as of December 31, 2003 are: 1 Year: 18.01% and Since Inception (12/03/01): 12.51%.
This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

The Fund's flexible investment strategy allows its investment managers to adjust allocations among asset classes as market conditions change. The primary asset classes in which the Fund may participate are high-yield bonds and convertible securities. In addition, the Fund must hold 20% of its portfolio in investment-grade corporate bonds, government bonds and/or agencies.

--------------------------------------------------------------------------------

   Relative to its benchmark, the Lehman Aggregate Bond Index, the Fund was significantly underweight in U.S. Treasury bonds and other government securities in the period--a fact that contributed to performance, as investment-grade bonds in general significantly underperformed lower-rated credits over the same period.

   Reflecting an expectation of a strengthening economy, rising equity markets and increased pressure to raise interest rates, the Fund's strategy throughout the period was three-fold: 1) enhance the equity-sensitive portion of the portfolio, including high-yield bonds and convertible securities; 2) de-emphasize interest-rate sensitive investments, such as government bonds, while adding more credit-sensitive securities, i.e. bonds of companies where positive catalysts offered the potential for improved credit quality; and 3) reduce or eliminate lower-yielding Treasury bonds while selectively adding higher-yielding, lower-quality credits, particularly CCC rated credits. All three strategies contributed to performance for the period.

   The Fund's participation in the CCC credits, the lower-quality end of the high-yield bond asset class, has never been significant, given its volatility. Nor would a significant position be consistent with the Fund's focus, which is not purely high yield and requires that at least 20% of its asset allocation be in investment-grade securities. Nonetheless, given the extraordinary performance of this sector throughout 2003, a number of select CCC rated bonds that met Lord Abbett's rigorous credit analysis were added to the portfolio. The portfolio's weighting in CCC rated bonds was 7.5% at the end of 2003, up from 2.8% at the beginning of the year.

   High-yield bonds are equity-sensitive, tending to improve in price as corporate profits grow, strengthening balance sheets and eventually credit quality. Contributing to performance in the period were the Fund's positions in the high-yield bond sector, including bonds of companies in the cable, telecommunications and auto parts industries. Detracting from performance in the high-yield sector were select credits in health services and steel production. The steel industry suffered from increased energy costs.

   A rising equity market drove returns to attractive levels in another equity-sensitive market, convertible securities, where positive performance was broad based, including securities in the automotive, paper, defense and media broadcast industries. Detracting from performance were select credits of companies in energy exploration, computer hardware and wholesale food industries.

--------------------------------------------------------------------------------

   Although the Fund's flexible investment strategy also permits an allocation to stocks, the Fund's holdings in this asset class were not significant, consisting of a small position in the common stock of a major insurance firm.

   Except for declines in airline bonds, performance in the high-grade investment sector was positive overall with particular strength in cable, electric integrated and building and construction sectors.

(1) The Lehman Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment-grade, fixed-rate bond market, with Index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: SEE NOTES TO FINANCIAL STATEMENTS FOR A DISCUSSION OF INVESTMENT RISKS. FOR A MORE DETAILED DISCUSSION OF THE RISKS ASSOCIATED WITH THE FUND, PLEASE SEE THE FUND'S PROSPECTUS.

PERFORMANCE: PERFORMANCE DATA QUOTED ABOVE IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

YOU CAN OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT www.LordAbbett.com.

THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND INCLUDING THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES THAT YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THIS FUND OR ANY LORD ABBETT MUTUAL FUND PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Lehman Aggregate Bond Index and the Credit Suisse First Boston High Yield Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                THE FUND (CLASS VC SHARES)             CREDIT SUISSE FIRST      LEHMAN AGGREGATE
                        AT NET ASSET VALUE      BOSTON HIGH YIELD INDEX(1)         BOND INDEX(1)
 12/3/2001                        $ 10,000                        $ 10,000               $ 10,000
12/31/2001                        $ 10,030                        $ 10,006               $  9,936
 1/31/2002                        $ 10,140                        $ 10,099               $ 10,016
 2/28/2002                        $ 10,110                        $ 10,027               $ 10,114
 3/31/2002                        $ 10,290                        $ 10,257               $  9,946
 4/30/2002                        $ 10,510                        $ 10,420               $ 10,139
 5/31/2002                        $ 10,541                        $ 10,384               $ 10,225
 6/30/2002                        $ 10,440                        $ 10,021               $ 10,313
 7/31/2002                        $ 10,320                        $  9,735               $ 10,438
 8/31/2002                        $ 10,450                        $  9,861               $ 10,614
 9/30/2002                        $ 10,341                        $  9,740               $ 10,786
10/31/2002                        $ 10,411                        $  9,680               $ 10,736
11/30/2002                        $ 10,751                        $ 10,193               $ 10,733
12/31/2002                        $ 10,827                        $ 10,317               $ 10,955
 1/31/2003                        $ 10,930                        $ 10,598               $ 10,965
 2/28/2003                        $ 11,002                        $ 10,754               $ 11,116
 3/31/2003                        $ 11,185                        $ 11,030               $ 11,108
 4/30/2003                        $ 11,605                        $ 11,593               $ 11,200
 5/31/2003                        $ 11,768                        $ 11,760               $ 11,408
 6/30/2003                        $ 11,953                        $ 12,104               $ 11,385
 7/31/2003                        $ 11,830                        $ 12,007               $ 11,003
 8/31/2003                        $ 11,963                        $ 12,141               $ 11,075
 9/30/2003                        $ 12,158                        $ 12,472               $ 11,369
10/31/2003                        $ 12,383                        $ 12,727               $ 11,263
11/30/2003                        $ 12,556                        $ 12,901               $ 11,290
12/31/2003                        $ 12,776                        $ 13,199               $ 11,405

                              FISCAL YEAR-END 12/31

                       AVERAGE ANNUAL TOTAL RETURN FOR THE

                         PERIOD ENDED DECEMBER 31, 2003

                      1 YEAR            LIFE OF FUND
CLASS VC(2)           18.01%                  12.51%

(1) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices are not necessarily representative of the Fund's performance. Performance for each index begins on November 30, 2001.

(2) The Class VC shares were first offered on December 3, 2001.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                                            SHARES
INVESTMENTS                                                                                  (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 93.99%

COMMON STOCKS 0.23%

MULTI-LINE INSURANCE 0.23%
MetLife, Inc. (Cost $169,279)                                                                    7     $     220,000
                                                                                                       =============

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)
                                                       -------------------------------------------
CONVERTIBLE BONDS 18.71%

AEROSPACE/DEFENSE 0.52%
EDO Corp.                                                     5.25%          4/15/2007   $     150           168,187
L-3 Comm Hldgs. Corp.                                         4.00%          9/15/2011         300           329,625
                                                                                                       -------------
TOTAL                                                                                                        497,812
                                                                                                       -------------

COMPUTER HARDWARE 0.09%
Maxtor Corp.                                                  6.80%          4/30/2010          60            86,025
                                                                                                       -------------

DIVERSIFIED CAPITAL GOODS 0.67%
Tyco Int'l. Group(a)                                          2.75%          1/15/2018         500           640,625
                                                                                                       -------------

ELECTRONICS 2.34%
Artesyn Tech, Inc.                                            5.50%          8/15/2010         200           272,500
Flir Systems, Inc.+                                           3.00%           6/1/2023         500           552,500
Micron Technology, Inc.                                       2.50%           2/1/2010         350           464,625
RF Micro Devices, Inc.                                        1.50%           7/1/2010         330           500,775
Teradyne, Inc.                                                3.75%         10/15/2006         400           462,000
                                                                                                       -------------
TOTAL                                                                                                      2,252,400
                                                                                                       -------------

ENERGY - EXPLORATION & PRODUCTION 0.39%
Kerr-McGee Corp.                                              5.25%          2/15/2010         350           370,563
                                                                                                       -------------

FOOD - WHOLESALE 1.34%
General Mills, Inc.                                    Zero Coupon          10/28/2022       1,000           705,000
Nestle Hldgs., Inc.                                           3.00%           5/9/2005         500           578,750
                                                                                                       -------------
TOTAL                                                                                                      1,283,750
                                                                                                       -------------

HEALTH SERVICES 3.58%
Abgenix, Inc.                                                 3.50%          3/15/2007         500           466,875
Beverly Enterprises, Inc.                                     2.75%          11/1/2033         375           530,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
Fisher Scientific Int'l., Inc.+                               2.50%          10/1/2023   $     600     $     683,250
Lifepoint Hospitals Holdings                                  4.50%           6/1/2009         400           403,500
Medtronic, Inc.                                               1.25%          9/15/2021         550           565,812
Universal Hlth Services, Inc.                                0.426%          6/23/2020       1,200           796,500
                                                                                                       -------------
TOTAL                                                                                                      3,446,562
                                                                                                       -------------

HOTELS 0.22%
Fairmont Hotels & Resorts, Inc.+(a)                           3.75%          12/1/2023         200           210,750
                                                                                                       -------------

HOUSEHOLD & LEISURE PRODUCTS 0.59%
Costco Cos., Inc.                                      Zero Coupon           8/19/2017         500           425,625
Eastman Kodak Co.+                                           3.375%         10/15/2033         125           139,375
                                                                                                       -------------
TOTAL                                                                                                        565,000
                                                                                                       -------------

MACHINERY 0.76%
Agco Corp.+                                                   1.75%         12/31/2033         650           727,187
                                                                                                       -------------

MEDIA - BROADCAST 0.23%
Sinclair Broadcast Group, Inc.                               4.875%#         7/15/2018         200           220,750
                                                                                                       -------------

MEDIA - DIVERSIFIED 1.42%
Liberty Media Corp. Class A                                   3.25%          3/15/2031         800           836,000
The Walt Disney Co.                                          2.125%          4/15/2023         500           531,875
                                                                                                       -------------
TOTAL                                                                                                      1,367,875
                                                                                                       -------------

MEDIA - SERVICES 0.64%
Lamar Advertising Co.                                        2.875%         12/31/2010         600           618,000
                                                                                                       -------------

METALS/MINING 0.62%
Placer Dome, Inc.+(a)                                         2.75%         10/15/2023         500           600,625
                                                                                                       -------------

PHARMACEUTICALS 0.67%
Amgen, Inc.                                            Zero Coupon            3/1/2032         500           379,375
Teva Pharmaceutical Industries(a)                            0.375%         11/15/2022         190           264,575
                                                                                                       -------------
TOTAL                                                                                                        643,950
                                                                                                       -------------

SOFTWARE/SERVICES 2.43%
Documentum, Inc.                                              4.50%           4/1/2007         750           897,188
First Data Corp.                                              2.00%           3/1/2008         550           598,125
Mentor Graphics Corp.                                        6.875%          6/15/2007         600           641,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
MERCURY INTERACTIVE CORP.                                     4.75%           7/1/2007   $     200     $     199,250
                                                                                                       -------------
TOTAL                                                                                                      2,335,813
                                                                                                       -------------

TELECOM - WIRELESS 0.37%
Nextel Communications, Inc.                                   5.25%          1/15/2010         350           357,000
                                                                                                       -------------

TELECOMMUNICATIONS EQUIPMENT 1.83%
Corning, Inc.                                                 3.50%          11/1/2008         700           870,625
LSI Logic Corp.                                               4.00%          5/15/2010         800           893,000
                                                                                                       -------------
TOTAL                                                                                                      1,763,625
                                                                                                       -------------
TOTAL CONVERTIBLE BONDS (Cost $16,586,798)                                                                17,988,312
                                                                                                       =============

                                                                                            SHARES
                                                                                             (000)
                                                                                         ---------
CONVERTIBLE PREFERRED STOCKS 3.42%

AEROSPACE/DEFENSE 0.11%
Raytheon Co.                                                  8.25%                              2           108,560
                                                                                                       -------------

AUTOMOTIVE 0.03%
Ford Motor Co. Cap. Tr                                        6.50%                              1            27,925
                                                                                                       -------------

ELECTRIC-INTEGRATED 0.30%
Dominion Resources, Inc.                                      9.50%                              5           286,250
                                                                                                       -------------

ENERGY - EXPLORATION & PRODUCTION 0.32%
Chesapeake Energy Corp.                                       6.00%                              4           310,575
                                                                                                       -------------

FORESTRY/PAPER 0.24%
Temple-Inland, Inc.                                           7.50%                              4           232,480
                                                                                                       -------------

HEALTH SERVICES 0.79%
Anthem, Inc.                                                  6.00%                              5           441,150
Omnicare, Inc.                                                4.00%                              5           318,750
                                                                                                       -------------
TOTAL                                                                                                        759,900
                                                                                                       -------------

INVESTMENTS & MISC FINANCIAL SERVICES 0.17%
Alamosa Holdings, Inc.                                        7.50%                             --(d)         34,625
Doral Financial Corp.+                                        4.75%                              1           129,531
                                                                                                       -------------
TOTAL                                                                                                        164,156
                                                                                                       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                          INTEREST                          SHARES
                                                              RATE                           (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
MEDIA - BROADCAST 0.62%
Sinclair Broadcast Group, Inc.                                6.00%                             12     $     592,200
                                                                                                       -------------

MULTI-LINE INSURANCE 0.47%
Prudential Financial, Inc.                                    6.75%                              7           455,700
                                                                                                       -------------

PRINTING & PUBLISHING 0.13%
Interpublic Group of Cos., Inc.                              5.375%                              2           126,170
                                                                                                       -------------

SOFTWARE/SERVICES 0.01%
Electronic Data Systems Corp.                                7.625%                              1            11,465
                                                                                                       -------------

TELECOMMUNICATIONS EQUIPMENT 0.23%
Motorola, Inc.                                                7.00%                              5           217,150
                                                                                                       -------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,783,986)                                                       3,292,531
                                                                                                       =============
                                                                                         PRINCIPAL
                                                                              MATURITY      AMOUNT
                                                                                  DATE       (000)
                                                                      ----------------------------
GOVERNMENT SPONSORED ENTERPRISES
BONDS 1.37%
Federal Home Loan Mortgage Corp.                              3.50%          9/15/2007   $     500           509,074
Federal Home Loan Mortgage Corp.                              5.50%          7/15/2006         750           808,567
                                                                                                       -------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES BONDS
  (Cost $1,302,081)                                                                                        1,317,641
                                                                                                       -------------

GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 1.81%
Federal National Mortgage Assoc. 555592                       5.50%           7/1/2033       1,345         1,363,611
Federal National Mortgage Assoc. 629061                       6.00%           5/1/2032         362           374,806
                                                                                                       -------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS
  (Cost $1,752,868)                                                                                        1,738,417
                                                                                                       -------------

HIGH YIELD CORPORATE BONDS 68.45%

AEROSPACE/DEFENSE 2.75%
DRS Tech, Inc.+                                              6.875%          11/1/2013         400           413,000
Esterline Tech Corp.+                                         7.75%          6/15/2013         350           378,000
L-3 Comm Hldgs Corp.                                         7.625%          6/15/2012         150           163,312
Raytheon Co.                                                  4.85%          1/15/2011       1,000         1,002,799
Titan Corp.+                                                  8.00%          5/15/2011         600           684,000
                                                                                                       -------------
TOTAL                                                                                                      2,641,111
                                                                                                       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
AIRLINES 0.31%
American Airlines                                            8.608%           4/1/2011   $     225     $     205,036
Delta Airlines                                               7.711%          9/18/2011         100            88,666
                                                                                                       -------------
TOTAL                                                                                                        293,702
                                                                                                       -------------

APPAREL/TEXTILES 0.26%
Tommy Hilfiger USA, Inc.                                      6.85%           6/1/2008         250           251,875

AUTO LOANS 0.34%
Ford Motor Credit Corp.                                       7.25%         10/25/2011         300           325,858
                                                                                                       -------------

AUTO PARTS & EQUIPMENT 2.59%
Arvin Meritor, Inc.                                           8.75%           3/1/2012         250           287,500
Collins & Aikman Products Co.                                10.75%         12/31/2011         250           246,875
Cummins, Inc.+                                                9.50%          12/1/2010         450           519,750
Dana Corp.                                                  10.125%          3/15/2010         250           292,500
Delco Remy Int'l., Inc.                                      11.00%           5/1/2009         350           364,000
Dura Operating Corp.                                          9.00%           5/1/2009         250           251,250
Goodyear Tire & Rubber Co.                                   7.857%          8/15/2011         150           131,625
Tenneco Automotive, Inc.                                     10.25%          7/15/2013         150           171,375
TRW Automotive, Inc.                                         9.375%          2/15/2013         200           229,500
                                                                                                       -------------
TOTAL                                                                                                      2,494,375
                                                                                                       -------------

AUTOMOTIVE 0.34%
General Motors Corp.                                         7.125%          7/15/2013         300           329,577
                                                                                                       -------------

BEVERAGE 0.44%
Le-Natures, Inc.+                                             9.00%          6/15/2013         400           424,000
                                                                                                       -------------

BUILDING & CONSTRUCTION 1.25%
Beazer Homes USA, Inc.+                                       6.50%         11/15/2013         200           200,750
Beazer Homes USA, Inc.                                       8.375%          4/15/2012         150           166,125
D. R. Horton, Inc.                                           6.875%           5/1/2013         250           267,500
Lennar Corp.                                                 7.625%           3/1/2009         150           173,270
Schuler Homes, Inc.                                          9.375%          7/15/2009         150           169,500
William Lyon Homes                                           10.75%           4/1/2013         200           228,500
                                                                                                       -------------
TOTAL                                                                                                      1,205,645
                                                                                                       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS 0.55%
American Standard Cos., Inc.                                 7.625%          2/15/2010   $      75     $      85,500
Jacuzzi Brands, Inc.+                                        9.625%           7/1/2010         400           442,000
                                                                                                       -------------
TOTAL                                                                                                        527,500
                                                                                                       -------------

CHEMICALS 2.02%
Airgas, Inc.                                                  7.75%          9/15/2006          75            79,125
Airgas, Inc.                                                 9.125%          10/1/2011         100           112,750
IMC Global, Inc.                                             11.25%           6/1/2011         250           276,250
Koppers Industries, Inc.+                                    9.875%         10/15/2013          75            83,062
Kraton Polymers LLC+                                         8.125%          1/15/2014          20            20,900
Lyondell Chemical Co.                                        9.625%           5/1/2007         150           159,750
Methanex Corp.(a)                                             8.75%          8/15/2012         100           112,000
Rhodia S.A.+(a)                                              8.875%           6/1/2011         615           568,875
Terra Capital, Inc.                                          11.50%           6/1/2010         300           315,000
United Industries Corp.                                      9.875%           4/1/2009         200           210,500
                                                                                                       -------------
TOTAL                                                                                                      1,938,212
                                                                                                       -------------

CONSUMER-PRODUCTS 1.17%
Int'l. Flavors & Fragrances, Inc.                             6.45%          5/15/2006         100           108,667
Johnsondiversey, Inc.                                        9.625%          5/15/2012         200           224,000
Rayovac Corp.                                                 8.50%          10/1/2013         740           788,100
                                                                                                       -------------
TOTAL                                                                                                      1,120,767
                                                                                                       -------------

DIVERSIFIED CAPITAL GOODS 0.83%
Blount, Inc.                                                 13.00%           8/1/2009         226           244,645
Eagle-Picher, Inc.+                                           9.75%           9/1/2013         275           298,375
Tyco Int'l. Ltd.+(a)                                          6.00%         11/15/2013         250           258,750
                                                                                                       -------------
TOTAL                                                                                                        801,770
                                                                                                       -------------

ELECTRIC-GENERATION 1.99%
AES Corp.+                                                    8.75%          5/15/2013         500           561,250
Calpine Corp.+                                                8.50%          7/15/2010         750           735,000
NRG Energy, Inc.+                                             8.00%         12/15/2013         175           184,844
Reliant Resources, Inc.+                                      9.50%          7/15/2013         400           430,000
                                                                                                       -------------
TOTAL                                                                                                      1,911,094
                                                                                                       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
ELECTRIC-INTEGRATED 1.39%
TECO Energy, Inc.                                             7.50%          6/15/2010   $     625     $     671,875
TXU Corp.                                                    6.375%          6/15/2006         150           159,375
Virginia Electric & Power Co.                                 4.50%         12/15/2010         500           504,888
                                                                                                       -------------
TOTAL                                                                                                      1,336,138
                                                                                                       -------------

ELECTRONICS 0.24%
Sanmina Corp.                                               10.375%          1/15/2010         200           235,000
                                                                                                       -------------

ENERGY - EXPLORATION & PRODUCTION 1.73%
Chesapeake Energy Corp.                                      8.375%          11/1/2008         100           110,500
El Paso Production+                                           7.75%           6/1/2013         800           792,000
Forest Oil Corp.                                              7.75%           5/1/2014          25            26,562
Houston Exploration Co.+                                      7.00%          6/15/2013         250           259,375
Magnum Hunter Resources Corp.                                 9.60%          3/15/2012         200           228,000
Range Resources Corp.                                        7.375%          7/15/2013         250           251,250
                                                                                                       -------------
TOTAL                                                                                                      1,667,687
                                                                                                       -------------

ENVIRONMENTAL 1.27%
Allied Waste North America, Inc.                             7.875%          4/15/2013         400           435,000
Allied Waste North America, Inc.                             10.00%           8/1/2009         500           542,500
Nalco Co.+                                                   8.875%         11/15/2013         225           239,625
                                                                                                       -------------
TOTAL                                                                                                      1,217,125
                                                                                                       -------------

FOOD & DRUG RETAILERS 1.54%
Couche-Tard+                                                  7.50%         12/15/2013         100           105,250
Ingles Markets, Inc.                                         8.875%          12/1/2011         450           454,500
Rite Aid Corp.                                               8.125%           5/1/2010         750           810,000
Roundy's, Inc.                                               8.875%          6/15/2012         100           107,250
                                                                                                       -------------
Total                                                                                                      1,477,000
                                                                                                       -------------

FOOD - WHOLESALE 2.57%
B&G Foods, Inc.                                              9.625%           8/1/2007         500           518,125
Corn Products Int'l., Inc.                                    8.45%          8/15/2009          50            56,125
Del Monte Corp.                                              8.625%         12/15/2012         300           330,000
Dole Food Co., Inc.                                          8.875%          3/15/2011         150           165,375
Land O' Lakes, Inc.                                           8.75%         11/15/2011         320           281,600
Land O' Lakes, Inc.+                                          9.00%         12/15/2010         165           167,062
Michael Foods, Inc.+                                          8.00%         11/15/2013         700           733,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
Pinnacle Foods Co.+                                           8.25%          12/1/2013   $     210     $     218,400
                                                                                                       -------------
TOTAL                                                                                                      2,469,937
                                                                                                       -------------

FORESTRY/PAPER 3.38%
Abitibi-Consolidated, Inc.(a)                                 8.55%           8/1/2010         200           223,060
Boise Cascade Corp.                                           6.50%          11/1/2010         300           313,378
Bowater, Inc.                                                 6.50%          6/15/2013         500           486,094
Buckeye Technologies, Inc.                                    8.00%         10/15/2010         400           394,000
Georgia-Pacific Corp.                                         8.25%           3/1/2023         500           510,000
Jefferson Smurfit Corp.                                       8.25%          10/1/2012         250           272,500
MDP Acquisitions(a)                                          9.625%          10/1/2012         200           225,000
Longview Fibre Co.                                           10.00%          1/15/2009         150           165,375
Millar Western+(a)                                            7.75%         11/15/2013          35            36,487
Stone Container Corp.                                        8.375%           7/1/2012          50            54,500
Tembec Industries, Inc.(a)                                    7.75%          3/15/2012         350           350,000
Weyerhaeuser Co.                                             6.125%          3/15/2007         200           216,923
                                                                                                       -------------
TOTAL                                                                                                      3,247,317
                                                                                                       -------------

GAMING 3.36%
Boyd Gaming Corp.                                             8.75%          4/15/2012         350           385,875
Hard Rock Hotel+                                             8.875%           6/1/2013         500           535,000
Isle of Capri Casinos, Inc.                                   9.00%          3/15/2012         400           447,000
Mandalay Resorts Group                                       9.375%          2/15/2010         200           234,000
Mohegan Tribal Gaming                                        6.375%          7/15/2009         475           492,813
Caesars Entertainment, Inc.                                   7.50%           9/1/2009         120           132,600
Penn National Gaming, Inc.+                                  6.875%          12/1/2011         300           298,500
River Rock Entertainment LLC+                                 9.75%          11/1/2011         250           270,000
Turning Stone Casino Resort+                                 9.125%         12/15/2010         235           256,737
Venetian Casino Resort LLC                                   11.00%          6/15/2010         150           174,750
                                                                                                       -------------
TOTAL                                                                                                      3,227,275
                                                                                                       -------------

GAS DISTRIBUTION 1.79%
Dynegy, Inc.+                                                9.875%          7/15/2010         325           367,250
Northwest Pipeline Corp.                                     8.125%           3/1/2010         150           167,250
Sonat, Inc.                                                  6.875%           6/1/2005         200           198,000
Sonat, Inc.                                                  7.625%          7/15/2011         250           232,813
Suburban Propane Partners L.P.+                              6.875%         12/15/2013         120           121,800
The Williams Co., Inc.                                       7.875%           9/1/2021         400           424,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
The Williams Co., Inc.                                       8.625%           6/1/2010   $     190     $     214,225
                                                                                                       -------------
TOTAL                                                                                                      1,725,338
                                                                                                       -------------

HEALTH SERVICES 4.51%
Ameripath, Inc.                                              10.50%           4/1/2013         550           588,500
Fisher Scientific Int'l., Inc.                                8.00%           9/1/2013         255           274,763
Hanger Orthopedic Group, Inc.                               10.375%          2/15/2009          50            57,000
Iasis Healthcare Corp.                                        8.50%         10/15/2009         350           366,625
Mariner Health Care, Inc.+                                    8.25%         12/15/2013         150           152,250
Medex, Inc.+                                                 8.875%          5/15/2013         680           734,400
National Nephrology Associates, Inc.+                         9.00%          11/1/2011         185           194,713
PacifiCare Health System, Inc.                               10.75%           6/1/2009         156           184,860
Prime Medical Services, Inc.                                  8.75%           4/1/2008         250           242,500
Senior Housing Trust                                         7.875%          4/15/2015         200           211,000
Tenet Healthcare Corp.                                       7.375%           2/1/2013         500           505,000
Triad Hospitals, Inc.+                                        7.00%         11/15/2013         150           151,875
Triad Hospitals, Inc.                                         8.75%           5/1/2009         250           272,187
UnitedHealth Group, Inc.                                     4.875%           4/1/2013         400           403,526
                                                                                                       -------------
TOTAL                                                                                                      4,339,199
                                                                                                       -------------

HOTELS 1.24%
FelCor Lodging LP                                             9.50%          9/15/2008         150           162,750
Hilton Hotels Corp.                                           8.25%          2/15/2011         150           173,625
HMH Properties, Inc.                                         7.875%           8/1/2008         500           522,500
Host Marriott LP                                              9.25%          10/1/2007         300           336,750
                                                                                                       -------------
TOTAL                                                                                                      1,195,625
                                                                                                       -------------

HOUSEHOLD & LEISURE PRODUCTS 0.40%
Bombardier Rec.+(a)                                          8.375%         12/15/2013          40            42,000
Fedders North America                                        9.375%          8/15/2007         200           202,000
Remington Arms Co., Inc.                                     10.50%           2/1/2011         135           144,450
                                                                                                       -------------
TOTAL                                                                                                        388,450
                                                                                                       -------------

LEISURE 0.92%
Gaylord Entertainment Co.+                                    8.00%         11/15/2013         685           726,100
Six Flags, Inc.                                               9.50%           2/1/2009         150           157,875
                                                                                                       -------------
TOTAL                                                                                                        883,975
                                                                                                       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
MACHINERY 0.90%
Case New Holland, Inc.+                                       9.25%           8/1/2011   $     100     $     112,500
Great Lakes Dredge & Dock Co.+                                7.75%         12/15/2013         150           155,062
Manitowoc Co., Inc.                                          7.125%          11/1/2013         350           363,562
Sensus Metering Systems+                                     8.625%         12/15/2013         150           154,688
Westinghouse Air Brake Co.+                                  6.875%          7/31/2013          75            78,094
                                                                                                       -------------
TOTAL                                                                                                        863,906
                                                                                                       -------------

MEDIA - BROADCAST 2.72%
Allbritton Communications Co.                                 7.75%         12/15/2012         750           781,875
Clear Channel Communications, Inc.                           4.625%          1/15/2008         825           851,885
Paxson Communications Corp.                                  10.75%          7/15/2008         600           657,750
Sinclair Broadcast Group, Inc.                                8.75%         12/15/2011         200           223,000
TV Azteca, S.A. de C.V.(a)                                   10.50%          2/15/2007         100           102,750
                                                                                                       -------------
TOTAL                                                                                                      2,617,260
                                                                                                       -------------

MEDIA - CABLE 4.90%
Charter Communications Hldgs.                                10.00%           4/1/2009       1,200         1,074,000
Comcast Corp.                                                 5.85%          1/15/2010         250           267,336
CSC Holdings, Inc.                                           8.125%          8/15/2009         600           648,000
Direct TV Holdings                                           8.375%          3/15/2013         350           407,750
Echostar DBS Corp.+                                          6.375%          10/1/2011         210           216,300
Echostar DBS Corp.                                           9.125%          1/15/2009         149           167,439
Insight Communication Co., Inc.**                      0.00%/12.25%   2/15/2006 & 2011       1,000           860,000
Mediacom LLC                                                  8.50%          4/15/2008         700           717,500
NTL, Inc.(a)                                                 11.20%         11/15/2007         350           355,250
                                                                                                       -------------
TOTAL                                                                                                      4,713,575
                                                                                                       -------------

MEDIA - DIVERSIFIED 0.39%
Block Communications, Inc.                                    9.25%          4/15/2009         150           162,000
Vivendi Universal+(a)                                         9.25%          4/15/2010         175           208,250
                                                                                                       -------------
TOTAL                                                                                                        370,250
                                                                                                       -------------

METALS/MINING 0.34%
Century Aluminum Co.                                         11.75%          4/15/2008         100           112,000
Peabody Energy Corp.                                         6.875%          3/15/2013         200           212,000
                                                                                                       -------------
TOTAL                                                                                                        324,000
                                                                                                       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
NON-ELECTRIC UTILITIES 1.09%
Semco Energy, Inc.(c)                                        7.125%          5/15/2008   $   1,000     $   1,046,250
                                                                                                       -------------

NON-FOOD & DRUG RETAILERS 1.74%
Cole National Group                                          8.875%          5/15/2012         250           268,750
Dillards, Inc.                                                6.30%          2/15/2008         300           304,500
J.C. Penney Co., Inc.                                        6.875%         10/15/2015         100           105,625
J.C. Penney Co., Inc.                                         7.95%           4/1/2017         200           228,250
J.C. Penney Co., Inc.                                         8.00%           3/1/2010         250           287,813
Saks, Inc.                                                   9.875%          10/1/2011         400           478,000
                                                                                                       -------------
TOTAL                                                                                                      1,672,938
                                                                                                       -------------

OIL FIELD EQUIPMENT & SERVICES 0.63%
Hanover Compressor Co.                                       8.625%         12/15/2010         175           182,875
Key Energy Services, Inc.                                    6.375%           5/1/2013         350           357,000
Parker Drilling Co.+                                         9.625%          10/1/2013          60            62,700
                                                                                                       -------------
TOTAL                                                                                                        602,575
                                                                                                       -------------

PACKAGING 3.29%
AEP Industries, Inc.                                         9.875%         11/15/2007         250           252,500
Anchor Glass Container                                       11.00%          2/15/2013         400           466,000
BWAY Corp.                                                   10.00%         10/15/2010         550           602,250
Crown Cork & Seal, Inc.                                      7.375%         12/15/2026         750           681,562
Graham Packaging Co., Inc.                                   10.75%          1/15/2009          75            77,813
Owens-Brockway Glass Co.                                      7.75%          5/15/2011         225           242,719
Owens-Brockway Glass Co.                                     8.875%          2/15/2009         500           550,625
Plastipak Holdings, Inc.                                     10.75%           9/1/2011         100           111,750
Tekni-Plex, Inc.+                                             8.75%         11/15/2013         175           183,312
                                                                                                       -------------
TOTAL                                                                                                      3,168,531
                                                                                                       -------------

PHARMACEUTICALS 1.87%
Alpharma, Inc.+                                              8.625%           5/1/2011       1,000         1,017,500
Biovail Corp.(a)                                             7.875%           4/1/2010         450           461,250
PerkinElmer, Inc.                                            8.875%          1/15/2013         280           322,000
                                                                                                       -------------
TOTAL                                                                                                      1,800,750
                                                                                                       -------------

PRINTING & PUBLISHING 2.71%
American Color Graphics+                                     10.00%          6/15/2010         225           231,750
American Media, Inc.                                         10.25%           5/1/2009         150           160,688
Dex Media West+                                              9.875%          8/15/2013         265           309,387

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
Dex Media, Inc.+                                              8.00%         11/15/2013   $     400     $     422,000
Houghton Mifflin Co.                                          8.25%           2/1/2011         750           806,250
Primedia, Inc.                                               8.875%          5/15/2011         600           636,000
Von Hoffmann Corp.+                                          10.25%          3/15/2009          40            42,800
                                                                                                       -------------
TOTAL                                                                                                      2,608,875
                                                                                                       -------------

RESTAURANTS 0.35%
Dominos, Inc.+                                                8.25%           7/1/2011          75            80,719
O'Charley's, Inc.+                                            9.00%          11/1/2013         250           252,500
                                                                                                       -------------
TOTAL                                                                                                        333,219
                                                                                                       -------------

SOFTWARE/SERVICES 0.25%
Activant Solutions, Inc.                                     10.50%          6/15/2011         125           135,156
Unisys Corp.                                                 8.125%           6/1/2006         100           108,500
                                                                                                       -------------
TOTAL                                                                                                        243,656
                                                                                                       -------------

SUPPORT-SERVICES 1.29%
Armor Holdings, Inc.+                                         8.25%          8/15/2013         140           150,500
Iron Mountain, Inc.                                           7.75%          1/15/2015         525           552,563
Iron Mountain, Inc.                                          8.625%           4/1/2013         500           542,500
                                                                                                       -------------
TOTAL                                                                                                      1,245,563
                                                                                                       -------------

TELECOM - FIXED LINE 0.42%
MCI Communications Corp.(b)                                   6.50%          4/15/2010         500           405,000
                                                                                                       -------------

TELECOM - INTEGRATED/SERVICES 1.28%
Cincinnati Bell, Inc+                                        8.375%          1/15/2014         300           324,000
Eircom Funding(a)                                             8.25%          8/15/2013          50            55,625
Level 3 Financing, Inc.+                                     10.75%         10/15/2011         400           425,000
Qwest Services Corp.+                                        13.50%         12/15/2010         350           427,000
                                                                                                       -------------
TOTAL                                                                                                      1,231,625
                                                                                                       -------------

TELECOM - WIRELESS 3.58%
Alamosa Delaware, Inc.                                       11.00%          7/31/2010         250           272,500
Centennial Cell Communications                              10.125%          6/15/2013         750           826,875
Dobson Communications Corp.+                                 8.875%          10/1/2013         500           508,750
Nextel Communications, Inc.                                  7.375%           8/1/2015         400           432,000
Nextel Communications, Inc.                                   9.50%           2/1/2011         100           113,500
Nextel Partners, Inc.                                        8.125%           7/1/2011         200           214,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2003

                                                                                         PRINCIPAL
                                                          INTEREST            MATURITY      AMOUNT
                                                              RATE                DATE       (000)             VALUE
--------------------------------------------------------------------------------------------------------------------
Rogers Cantel, Inc.(a)                                        8.30%          10/1/2007   $     250     $     258,750
Rural Cellular Corp.                                         9.875%           2/1/2010         460           492,200
TeleCorp PCS, Inc.                                          10.625%          7/15/2010         100           116,943
Western Wireless Corp.                                        9.25%          7/15/2013         200           212,000
                                                                                                       -------------
TOTAL                                                                                                      3,447,518
                                                                                                       -------------

TELECOMMUNICATIONS EQUIPMENT 0.55%
Corning Glass                                                 7.00%          3/15/2007         275           276,375
Nortel Network(a)                                            6.125%          2/15/2006         250           254,375
                                                                                                       -------------
TOTAL                                                                                                        530,750
                                                                                                       -------------

THEATERS & ENTERTAINMENT 0.23%
Cinemark USA, Inc.                                            9.00%           2/1/2013         200           226,000
                                                                                                       -------------

TRANSPORTATION EXCLUDING AIR/RAIL 0.74%
Offshore Logistics, Inc.                                     6.125%          6/15/2013         500           492,500
Stena AB+(a)                                                  7.50%          11/1/2013         215           222,525
                                                                                                       -------------
TOTAL                                                                                                        715,025
                                                                                                       -------------
TOTAL HIGH YIELD CORPORATE BONDS (Cost $61,792,310)                                                       65,842,818
                                                                                                       =============
TOTAL LONG-TERM INVESTMENTS (Cost $84,387,322)                                                            90,399,719
                                                                                                       =============

SHORT-TERM INVESTMENTS 4.66%

INVESTMENTS & MISCELLANEOUS
FINANCIAL SERVICES 2.85%
Federal Home Loan Bank                                        0.75%           1/2/2004       2,743         2,742,943
                                                                                                       -------------

REPURCHASE AGREEMENT 1.81%

Repurchase Agreement dated 12/31/2003
0.80% due 1/2/2004 with State Street
Bank & Trust Co. collateralized by
$1,630,000 of Federal National Mortgage
Assoc. at 5.50% due 2/15/2006; value:
1,776,700; proceeds: $1,740,415                                                              1,740         1,740,338
                                                                                                       -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,483,281)                                                             4,483,281
                                                                                                       =============
TOTAL INVESTMENTS 98.65% (Cost $88,870,603)                                                            $  94,883,000
                                                                                                       =============

  ** Deferred-Interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.
  +   Restricted security under Rule 144A.
  # Variable rate security. The interest rate represents the rate at December 31, 2003.
  (a) Foreign security denominated in U.S. dollars.
  (b) Defaulted security.
  (c) Private Placement.
  (d) Amount represents less than 1,000 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:
   Investment in securities, at value (cost $88,870,603)       $ 94,883,000
   Receivables:
     Interest and dividends                                       1,296,897
     Capital shares sold                                             99,100
     From Lord, Abbett & Co. LLC                                     49,650
     Prepaid expenses                                                   258
---------------------------------------------------------------------------
   TOTAL ASSETS                                                  96,328,905
---------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Capital shares reacquired                                        9,430
     Management fee                                                  38,921
     Fund administration                                              3,145
     Directors' fees                                                  3,801
     Accrued expenses and other liabilities                          88,706
---------------------------------------------------------------------------
   TOTAL LIABILITIES                                                144,003
===========================================================================
NET ASSETS                                                     $ 96,184,902
===========================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                $ 90,536,249
Distributions in excess of net investment income                     (3,229)
Accumulated net realized loss on investments                       (360,515)
Net unrealized appreciation on investments                        6,012,397
---------------------------------------------------------------------------
NET ASSETS                                                     $ 96,184,902
===========================================================================
OUTSTANDING SHARES                                                8,079,552
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                  $      11.90
===========================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                             $    173,342
Interest                                                                 3,722,024
----------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  3,895,366
----------------------------------------------------------------------------------
EXPENSES:
Management fee                                                             291,314
Shareholder servicing                                                      192,556
Professional                                                                16,332
Reports to shareholders                                                     16,295
Fund administration                                                         22,161
Custody                                                                     15,850
Directors' fees                                                              4,101
Other                                                                       17,531
----------------------------------------------------------------------------------
Gross expenses                                                             576,140
   Expense reductions                                                         (743)
   Expenses assumed by Lord, Abbett & Co. LLC                              (49,719)
----------------------------------------------------------------------------------
NET EXPENSES                                                               525,678
----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    3,369,688
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                           664,779
Net change in unrealized appreciation/depreciation on investments        5,644,255
==================================================================================
NET REALIZED AND UNREALIZED GAIN                                         6,309,034
==================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $  9,678,722
==================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                      DECEMBER 31, 2003     DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                       $        3,369,688    $          440,255
Net realized gain on investments                                       664,779                73,146
Net change in unrealized appreciation/depreciation
   on investments                                                    5,644,255               372,348
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,678,722               885,749
====================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (3,602,890)             (484,435)
Net realized gain                                                     (782,614)              (57,813)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 (4,385,504)             (542,248)
====================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                       82,995,559            25,310,951
Reinvestment of distributions                                        4,385,504               542,248
Cost of shares reacquired                                          (20,252,636)           (3,436,273)
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                        67,128,427            22,416,926
====================================================================================================
Net increase in net assets                                          72,421,645            22,760,427
====================================================================================================
NET ASSETS:
Beginning of year                                                   23,763,257             1,002,830
----------------------------------------------------------------------------------------------------
End of year                                                 $       96,184,902    $       23,763,257
====================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                                    $           (3,229)   $           11,052
====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED 12/31       12/3/2001(c)
                                                          ---------------------         TO
                                                            2003         2002       12/31/2001
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.58     $  10.03     $      10.00
                                                          ========     ========     ============

Investment operations
  Net investment income(a)                                     .67          .57              .03
  Net realized and unrealized gain                            1.23          .23                -(e)
                                                          --------     --------     ------------
    Total from investment operations                          1.90          .80              .03
                                                          --------     --------     ------------
Distributions to shareholders from:
  Net investment income                                       (.48)        (.22)               -
  Net realized gain                                           (.10)        (.03)               -
                                                          --------     --------     ------------
    Total distributions                                       (.58)        (.25)               -
                                                          --------     --------     ------------
NET ASSET VALUE, END OF PERIOD                            $  11.90     $  10.58     $      10.03
                                                          ========     ========     ============

Total Return(b)                                              18.01%        7.92%             .30%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions            .90%         .85%             .07%(d)
  Expenses, excluding waiver and expense reductions            .99%        1.62%             .33%(d)
  Net investment income                                       5.78%        5.39%             .34%(d)

                                                             YEAR ENDED 12/31       12/3/2001(c)
                                                          ---------------------         TO
SUPPLEMENTAL DATA:                                          2003         2002       12/31/2001
------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                         $ 96,185     $ 23,763     $      1,003
  Portfolio turnover rate                                    44.40%      105.79%           21.07%
================================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of operations.
(d) Not annualized.
(e) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven separate portfolios. This report covers Bond-Debenture Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are allocated among the portfolios within the Company on a pro rata basis.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities or U.S. government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .50%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the year ended December 31, 2003, Lord Abbett has contractually agreed to limit the Fund's other expenses (excluding management fee) to an annual rate of ..40% of average daily net assets.

The Company, on behalf of the Fund, has entered into service arrangements, which may permit it to make payments under certain circumstances to insurance companies at annual rates ranging from .15% to .35% of the Fund's average daily net assets attributable to the insurance companies' variable annuity contract owners. For the year ended December 31, 2003, the Fund incurred expenses of $178,378 for such servicing payments, which have been included in shareholder servicing expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 is as follows:

                                     12/31/2003     12/31/2002
--------------------------------------------------------------
Distributions paid from:
   Ordinary income                 $  4,279,007   $    542,248
   Net long-term capital gains          106,497              -
--------------------------------------------------------------
Total distributions paid           $  4,385,504   $    542,248
==============================================================

As of December 31, 2003, the components of accumulated gains on a tax basis are as follows:

Temporary differences                             $    (51,546)
Unrealized gains - net                               5,700,199
--------------------------------------------------------------
   Total accumulated gains - net                  $  5,648,653
==============================================================

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $48,317 during 2003.

As of December 31, 2003, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                          $ 89,182,801
--------------------------------------------------------------
Gross unrealized gain                                5,848,633
Gross unrealized loss                                 (148,434)
--------------------------------------------------------------
   Net unrealized security gain                   $  5,700,199
==============================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to temporary tax adjustments.

Permanent items identified during the year ended December 31, 2003 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                  UNDISTRIBUTED
                       (DISTRIBUTIONS IN EXCESS           ACCUMULATED
                             OF) NET INVESTMENT          NET REALIZED       PAID-IN
                                         INCOME           GAIN (LOSS)       CAPITAL
-----------------------------------------------------------------------------------
                                      $ 218,921            $ (213,043)     $ (5,878)

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the year ended December 31, 2003 were as follows:

U.S. GOVERNMENT     NON-U.S. GOVERNMENT   U.S. GOVERNMENT    NON-U.S. GOVERNMENT
PURCHASES*                    PURCHASES            SALES*                  SALES
--------------------------------------------------------------------------------
$ 3,593,206                $ 82,027,912       $ 2,262,939           $ 21,969,083

*Includes U.S. government sponsored enterprise securities.

As of December 31, 2003, there were no securities on loan and there was no securities lending activity during the year ended December 31, 2003.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's net asset value.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield securities (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

about an increase in risk of default, may result in losses to the Fund. High yield securities are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate will affect the price and volatility of a mortgage-related security. Some of these securities may be those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities are guaranteed with respect to the timely payment of interest and principal by the particular government sponsored enterprise involved, not by the U.S. Government.

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political, information and other risks. These factors can affect Fund performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 50 million shares of $.001 par share value capital stock. Transactions in shares of capital stock are as follows:

                                                    YEAR ENDED           YEAR ENDED
                                             DECEMBER 31, 2003    DECEMBER 31, 2002
-----------------------------------------------------------------------------------
SHARES SOLD                                          7,210,726            2,421,904
REINVESTMENT OF DISTRIBUTIONS                          371,024               51,252
SHARES REACQUIRED                                   (1,747,409)            (327,945)
-----------------------------------------------------------------------------------
INCREASE                                             5,834,341            2,145,211
-----------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - BOND-DEBENTURE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


New York, New York
February 11, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                  CURRENT POSITION
NAME AND                          LENGTH OF SERVICE                PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                       WITH COMPANY                  DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW               Director since 1995;            Managing Partner and Chief             N/A
Lord, Abbett & Co. LLC      Chairman since 1996             Investment Officer of Lord Abbett
90 Hudson Street                                            since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                  CURRENT POSITION
NAME AND                          LENGTH OF SERVICE                PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                       WITH COMPANY                  DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW           Director since 1994             Managing General Partner,              Currently serves as director of
Bigelow Media, LLC                                          Bigelow Media, LLC (since 2000);       Adelphia Communications, Inc.,
41 Madison Ave.,                                            Senior Adviser, Time Warner Inc.       Crane Co., and Huttig Building
Suite 3810                                                  (1998 - 2000); Acting Chief            Products Inc.
New York, NY                                                Executive Officer of Courtroom
Date of Birth: 10/22/1941                                   Television Network (1997 -
                                                            1998); President and Chief
                                                            Executive Officer of Time Warner
                                                            Cable Programming, Inc. (1991 -
                                                            1997).

WILLIAM H.T. BUSH           Director since 1998             Co-founder and Chairman of the         Currently serves as director of
Bush-O'Donnell &                                            Board of the financial advisory        Wellpoint Health Networks, Inc.,
Co., Inc.                                                   firm of Bush-O'Donnell &               DT Industries Inc., and
101 South Hanley Road                                       Company (since 1986).                  Engineered Support Systems, Inc.
Suite 1250
St. Louis, MO
Date of Birth: 7/14/1938

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE                PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                       WITH COMPANY                  DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.      Director since 1998             Managing Director of Monitor           Currently serves as director of
Monitor Clipper Partners                                    Clipper Partners (since 1997)          Avondale, Inc. and Interstate
650 Madison Ave., 9th Fl.                                   and President of Clipper Asset         Bakeries Corp.
New York, NY                                                Management Corp., both private
Date of Birth:                                              equity investment funds (since
10/25/1942                                                  1991).

JULIE A. HILL               Director elected                Owner and CEO of the Hillsdale         Currently serves as director of
20 Via Diamante             February 2004                   Companies (1997 - present);            Wellpoint Health Networks, Inc.,
Newport Coast, CA                                           Founder, President and Owner of        Resources Connection Inc., and
Date of Birth: 7/16/1946                                    the Hiram-Hill and Hillsdale           Holcim (US) Inc. (parent company
                                                            Development Companies from 1998        Holcim Ltd).
                                                            to 2001.

FRANKLIN W. HOBBS           Director since 2001             Senior Advisor (since April            Currently serves as director of
Houlihan Lokey                                              2003) and Former Chief Executive       Adolph Coors Company.
Howard & Zukin                                              Officer of Houlihan Lokey Howard
685 Third Ave.                                              & Zukin, an investment bank
New York, NY                                                (January 2002 - April 2003);
Date of Birth: 7/30/1947                                    Chairman of Warburg Dillon Read
                                                            (1999 - 2001); Global Head of
                                                            Corporate Finance of SBC Warburg
                                                            Dillon Read (1997 - 1999); Chief
                                                            Executive Officer of Dillon,
                                                            Read & Co. (1994 - 1997).

C. ALAN MACDONALD           Director since 1989;            Retired - General Business and         Currently serves as director of
415 Round Hill Road         and Lead Independent            Governance Consulting (since           Fountainhead Water Company,
Greenwich, CT               Director                        1992); formerly President and          Lincoln Snacks, H.J. Baker, and
Date of Birth: 5/19/1933                                    CEO of Nestle Foods.                   Seix Fund, Inc.*

THOMAS J. NEFF              Director since 1989             Chairman of Spencer Stuart, an         Currently serves as director of
Spencer Stuart                                              executive search consulting firm       Ace, Ltd. and Exult, Inc.
277 Park Avenue                                             (since 1996); President of
New York, NY                                                Spencer Stuart (1979-1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III           Director since 2002;            President and CEO of Landing           Currently serves as Chairman of
80 Pinckney Street          resigned 3/3/2003               Point Capital (since 2002);            Rockerfeller Foundation,
Boston, MA                                                  Chairman and CEO of United Asset       Director as Nashua Corp. and
Date of Birth: 3/5/1943                                     Management Corporation (2000 to        Memorial Drive Trust
                                                            2001); Chairman and CEO of
                                                            UNUMProvident Corporation (1999
                                                            - merger); Chairman and CEO of
                                                            UNUM Corporation (1988 -1999).

----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

  NAME AND                         CURRENT POSITION                  LENGTH OF SERVICE                    PRINCIPAL OCCUPATION
(DATE OF BIRTH)                      WITH COMPANY                   OF CURRENT POSITION                  DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW               Chief Executive                 Elected in 1995                        Managing Partner and Chief
(3/8/1945)                  Officer and President                                                  Investment Officer of Lord
                                                                                                   Abbett since 1996.

SHOLOM DINSKY               Executive Vice                  Elected in 2003                        Partner and Large Cap Value
(3/24/1944)                 President                                                              Investment Manager, joined Lord
                                                                                                   Abbett in 2000, formerly
                                                                                                   Managing Director of Prudential
                                                                                                   Asset Management, prior thereto
                                                                                                   Director of Equity Research and
                                                                                                   Senior Vice President at
                                                                                                   Mitchell Hutchins Asset
                                                                                                   Management.

KEVIN P. FERGUSON           Executive Vice                  Elected in 2003                        Partner and Mid Cap Growth
(10/3/1964)                 President                                                              Investment Manager, joined Lord
                                                                                                   Abbett in 1999, formerly
                                                                                                   Portfolio Manager/Senior Vice
                                                                                                   President at Lynch & Mayer, Inc.

ROBERT P. FETCH             Executive Vice                  Elected in 2003                        Partner and Small-Cap Value
(2/18/1953)                 President                                                              Senior Investment Manager,
                                                                                                   joined Lord Abbett in 1995.

KENNETH G. FULLER           Executive Vice                  Elected in 2003                        Investment Manager - Large Cap
(4/22/1945)                 President                                                              Value, joined Lord Abbett in
                                                                                                   2002, formerly Portfolio Manager
                                                                                                   and Senior Vice President at
                                                                                                   Pioneer Investment Management,
                                                                                                   Inc. from 1999 to 2002; prior
                                                                                                   thereto Principal, Manley,
                                                                                                   Fuller Asset Management.

INGRID C. HOLM              Executive Vice                  Elected in 2001                        Investment Manager-Global
(3/21/1959)                 President                                                              Equity, joined Lord Abbett in
                                                                                                   2001, formerly International
                                                                                                   Portfolio Manager of
                                                                                                   Batterymarch Financial
                                                                                                   Management, Inc. from 2000 to
                                                                                                   2001, prior thereto held various
                                                                                                   positions at the Prudential
                                                                                                   Insurance Company of America.

  NAME AND                         CURRENT POSITION                  LENGTH OF SERVICE                    PRINCIPAL OCCUPATION
(DATE OF BIRTH)                      WITH COMPANY                   OF CURRENT POSITION                  DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
W. THOMAS HUDSON, JR.       Executive Vice                  Elected in 1993                        Partner and Investment Manager,
(12/16/1941)                President                                                              joined Lord Abbett in 1982.

ROBERT G. MORRIS            Executive Vice                  Elected in 1995                        Partner and Director of Equity
(11/06/1944)                President                                                              Investments, joined Lord Abbett
                                                                                                   in 1991.

ELI M. SALZMANN             Executive Vice                  Elected in 1999                        Partner and Director of
(3/24/1964)                 President                                                              Institutional Equity
                                                                                                   Investments, joined Lord Abbett
                                                                                                   in 1997.

CHRISTOPHER J. TOWLE        Executive Vice                  Elected in 1999                        Partner and Portfolio Manager,
(10/12/1957)                President                                                              joined Lord Abbett in 1987.

EDWARD VON DER LINDE        Executive Vice                  Elected in 1999                        Partner and Investment Manager,
(6/12/1960)                 President                                                              joined Lord Abbett in 1988.

TRACIE E. AHERN             Vice President and              Elected in 1999                        Partner and Director of
(1/12/1968)                 Treasurer                                                              Portfolio Accounting and
                                                                                                   Operations, joined Lord Abbett
                                                                                                   in 1999, prior thereto Vice
                                                                                                   President - Head of Fund
                                                                                                   Administration of Morgan
                                                                                                   Grenfell.

EILEEN K. BANKO             Vice President                  Elected in 1999                        Equity Analyst, joined Lord
(11/3/1967)                                                                                        Abbett in 1990.

JOAN A. BINSTOCK            Chief Financial                 Elected in 1999                        Partner and Chief Operations
(3/4/1954)                  Officer and Vice                                                       Officer, joined Lord Abbett in
                            President                                                              1999, prior thereto Chief
                                                                                                   Operating Officer of Morgan
                                                                                                   Grenfell.

ZANE E. BROWN               Vice President                  Elected in 1996                        Partner and Director of Fixed
(12/09/51)                                                                                         Income Management, joined Lord
                                                                                                   Abbett in 1992.

DAVID G. BUILDER            Vice President                  Elected in 1999                        Equity Analyst, joined Lord
(1/4/1954)                                                                                         Abbett in 1998.

DANIEL E. CARPER            Vice President                  Elected in 1990                        Partner, joined Lord Abbett in
(1/22/1952)                                                                                        1979.

DANIEL H. FRASCARELLI       Vice President                  Elected in 2003                        Partner and Investment Manager,
(3/11/1954)                                                                                        joined Lord Abbett in 1990.

MICHAEL S. GOLDSTEIN        Vice President                  Elected in 1999                        Partner and Fixed Income
(10/29/1968)                                                                                       Investment Manager, joined Lord
                                                                                                   Abbett in 1997.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

  NAME AND                         CURRENT POSITION                  LENGTH OF SERVICE                    PRINCIPAL OCCUPATION
(DATE OF BIRTH)                      WITH COMPANY                   OF CURRENT POSITION                  DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
HOWARD E. HANSEN            Vice President                  Elected in 1999                        Investment Manager, joined Lord
(10/13/1961)                                                                                       Abbett in 1995.

GERARD S. E. HEFFERNAN, JR. Vice President                  Elected in 2003                        Research Analyst, joined Lord
(9/7/1963)                                                                                         Abbett in 1998.

PAUL A. HILSTAD             Vice President and              Elected in 1995                        Partner and General Counsel,
(12/13/1942)                Secretary                                                              joined Lord Abbett in 1995.

ELLEN G. ITSKOVITZ          Vice President                  Elected in 2001                        Partner and Senior Research
(10/30/1957)                                                                                       Analyst, joined Lord Abbett in
                                                                                                   1998.

LAWRENCE H. KAPLAN          Vice President and              Elected in 1997                        Partner and Deputy General
(1/16/1957)                 Assistant Secretary                                                    Counsel, joined Lord Abbett in
                                                                                                   1997.

MAREN LINDSTROM             Vice President                  Elected in 2001                        Partner and Fixed Income
(9/17/1962)                                                                                        Investment Manager, joined Lord
                                                                                                   Abbett in 2000, prior thereto
                                                                                                   Director Convertible Sales at
                                                                                                   UBS AG from 1999 to 2000, prior
                                                                                                   thereto Vice
                                                                                                   President-Convertible Sales at
                                                                                                   Deutsche Bank Securities Inc.
                                                                                                   from 1998 to 1999.

A. EDWARD OBERHAUS, III     Vice President                  Elected in 1998                        Partner and Manager of Equity
(12/21/1959)                                                                                       Trading, joined Lord Abbett in
                                                                                                   1983.

CHRISTINA T. SIMMONS        Vice President and              Elected in 2001                        Assistant General Counsel,
(11/12/1957)                Assistant Secretary                                                    joined Lord Abbett in 1999,
                                                                                                   formerly Assistant General
                                                                                                   Counsel of Prudential
                                                                                                   Investments from 1998 to 1999,
                                                                                                   prior thereto Counsel of
                                                                                                   Drinker, Biddle & Reath LLP, a
                                                                                                   law firm.

BERNARD J. GRZELAK          Assistant Treasurer             Elected in 2003                        Director of Fund Administration,
(6/12/1971)                                                                                        joined Lord Abbett in 2003,
                                                                                                   formerly Vice President, Lazard
                                                                                                   Asset Management from 2000 to
                                                                                                   2003, prior thereto Manager of
                                                                                                   Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

  TAX INFORMATION

  Of the distributions paid to shareholders during the year ended December 31, 2003, $106,497 represents long-term capital gains.

[LORD ABBETT(R) LOGO]

 This report when not used for the general information
of shareholders of the Fund is to be distributed only if
  preceded or accompanied by a current Fund Prospectus.
                                                               LORD ABBETT SERIES FUND, INC.
                                                                     BOND-DEBENTURE PORTFOLIO

 Lord Abbett Mutual Fund shares are distributed by:
           LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973                                                         LASFBD-2-1203
                                                                                                                     (2/04)

[LORD ABBETT LOGO]

2003
 ANNUAL
   REPORT

LORD ABBETT
SERIES FUND-
GROWTH & INCOME PORTFOLIO


FOR THE YEAR ENDED DECEMBER 31, 2003

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND - GROWTH AND INCOME PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

DEAR SHAREHOLDER: We are pleased to provide you with this twelve-month overview of the Lord Abbett Series Fund - Growth and Income Portfolio's (the Fund) strategies and performance for the fiscal year ended December 31, 2003. On this and the following pages, we discuss the major factors that influenced performance.

   Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ ROBERT S. DOW

ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first part of the period. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

   In June, the Federal Reserve Board (the Fed) cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed is attempting a variety of measures to promote and sustain growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. Additionally, imports can become more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S.--providing further stimulus for economic growth. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

   The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and corporate profits improved. Further evidence of an economic recovery sparked the equity

--------------------------------------------------------------------------------

markets, adding to the market gains experienced in the second quarter. For the reporting period, major indices advanced, but concerns over future growth grew as the summer ended.

   As the economy entered the final months of 2003, gross domestic product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from 3.3% growth in the second quarter. In addition, productivity data, an important gauge for inflation, remained strong and can be seen as an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is not uncommon for employment statistics to improve slower than other economic indicators. GDP grew at a 4% annual pace in the fourth quarter. Although this was slightly below expectations, the data continued to reinforce the view of an improving economy.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED DECEMBER 31, 2003?

A: For the fiscal year ended December 31, 2003, Lord Abbett Series Fund - Growth and Income Portfolio returned 31.0%, reflecting performance at the Net Asset Value (NAV) of Class VC shares with all distributions reinvested, underperforming the S&P 500/Barra Value Index,(1) which returned 31.8% over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, as of December 31, 2003 are: 1 year: 31.01% 5 years: 6.25% and 10 years: 11.74%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: During the Fund's fiscal year, stock selection in the financials sector helped performance, as certain holdings appreciated from higher earnings results from an improving economic environment. The Fund is actively managed and, as a result, asset allocation may change. Sectors may include many industries. In addition, select bank holdings benefited from takeover bids. Stock selection within the industrial sector also added to Fund performance, as agricultural equipment holdings experienced strong revenue and earnings growth as a lower U.S. dollar increased

--------------------------------------------------------------------------------

farm profits. The Fund's decision to hold an overweight in the information technology sector versus the S&P 500/Barra Value Index also proved beneficial, as the sector experienced strong returns during the period.

   Stock selection within the healthcare sector was the largest detractor of Fund performance during the fiscal year. Specifically, holdings in large pharmaceutical companies declined due to lower net income stemming from lower margins, higher manufacturing costs and patent expirations.

(1) The S&P 500/Barra Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute: price-to-book ratios. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The Value Index contains companies with lower price-to-book ratios; conversely, the Growth Index contains firms with higher price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: SEE NOTES TO FINANCIAL STATEMENTS FOR A DISCUSSION OF INVESTMENT RISKS. FOR A MORE DETAILED DISCUSSION OF THE RISKS ASSOCIATED WITH THE FUND, PLEASE SEE THE FUND'S PROSPECTUS. PERFORMANCE: PERFORMANCE DATA QUOTED ABOVE IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT WWW.LORDABBETT.COM.

THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND INCLUDING THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES THAT YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THIS FUND OR ANY LORD ABBETT MUTUAL FUND PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT WWW.LORDABBETT.COM READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500(R) Index, the Russell 1000(R) Value Index, and the S&P 500(R)/Barra Value Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Russell 1000(R) Value Index is a somewhat more appropriate measure of investing in large cap securities and therefore is considering the removal of the S&P 500/Barra Value Index as an additional broad based index. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

             THE FUND (CLASS VC SHARES)                        S&P 500(R)/BARRA   RUSSELL 1000(R)
                AT NET ASSET VALUE       S&P 500(R) INDEX(1)    VALUE INDEX(1)    VALUE INDEX(1)
    1/1/94                    $  10,000            $  10,000          $  10,000          $ 10,000
  12/31/94                    $  10,278            $  10,131          $   9,937          $  9,802
  12/31/95                    $  13,343            $  13,933          $  13,614          $ 13,562
  12/31/96                    $  15,929            $  17,131          $  16,607          $ 16,497
  12/31/97                    $  19,858            $  22,844          $  21,586          $ 22,300
  12/31/98                    $  22,418            $  29,377          $  24,753          $ 25,786
  12/31/99                    $  26,171            $  35,555          $  27,901          $ 27,681
12/31/2000                    $  30,301            $  32,320          $  29,598          $ 29,622
12/31/2001                    $  28,264            $  28,480          $  26,132          $ 27,966
12/31/2002                    $  23,168            $  22,189          $  20,683          $ 23,626
12/31/2003                    $  30,353            $  28,551          $  27,259          $ 30,720

                              FISCAL YEAR-END 12/31
                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                          YEAR ENDED DECEMBER 31, 2003

                                    1 YEAR   5 YEARS  10 YEARS
                   CLASS VC         31.01%     6.25%   11.74%

(1) Performance for each unmanaged index does not reflect any fees or expenses, transaction costs or management fees. The performance of the indices are not necessarily representative of the Fund's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                         VALUE
INVESTMENTS                                                 SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS 94.60%

AIRLINES 0.87%
AMR Corp.*                                                  169,500   $    2,195
Delta Air Lines, Inc.                                       287,830        3,399
                                                                      ----------
TOTAL                                                                      5,594
                                                                      ----------

BEVERAGES 2.10%
Diageo plc ADR*                                              49,500        2,617
PepsiCo, Inc.                                               234,300       10,923
                                                                      ----------
TOTAL                                                                     13,540
                                                                      ----------

CHEMICALS 3.80%
E.I. du Pont de
Nemours & Co.                                               140,300        6,438
Monsanto Co.                                                113,689        3,272
Potash Corp. of
Saskatchewan(a)                                              37,100        3,208
Praxair, Inc.                                               170,100        6,498
Rohm & Haas Co.                                             119,800        5,117
                                                                      ----------
TOTAL                                                                     24,533
                                                                      ----------

COMMERCIAL BANKS 9.58%
Bank of New York
Co., Inc.                                                   168,800        5,591
Bank One Corp.                                              306,100       13,955
FleetBoston
Financial Corp.                                             165,030        7,203
Mellon Financial Corp.                                      328,680       10,554
U.S. Bancorp                                                208,900        6,221
Wachovia Corp.                                              215,200       10,026
Wells Fargo & Co.                                           139,600        8,221
                                                                      ----------
TOTAL                                                                     61,771
                                                                      ----------

COMMERCIAL SERVICES &
SUPPLIES 0.91%
Waste Management, Inc.                                      198,000        5,861
                                                                      ----------

COMMUNICATIONS EQUIPMENT 2.55%
Corning, Inc.*                                              295,600        3,083
Motorola, Inc.                                              951,745   $   13,391
                                                                      ----------
TOTAL                                                                     16,474
                                                                      ----------

COMPUTERS & PERIPHERALS 4.28%
Apple Computer, Inc.*                                       693,400       14,818
EMC Corp.*                                                  991,600       12,812
                                                                      ----------
TOTAL                                                                     27,630
                                                                      ----------

DIVERSIFIED FINANCIALS 4.41%
Citigroup, Inc.                                             308,600       14,979
J.P. Morgan Chase & Co.                                     106,200        3,901
Merrill Lynch & Co., Inc.                                   125,800        7,378
The Goldman Sachs
Group, Inc.                                                  22,400        2,212
                                                                      ----------
TOTAL                                                                     28,470
                                                                      ----------

DIVERSIFIED TELECOMMUNICATION
SERVICES 3.92%
BellSouth Corp.                                              89,500        2,533
Qwest Communications
Int'l., Inc.*                                               615,000        2,657
SBC
Communications, Inc.                                        261,510        6,817
Verizon
Communications, Inc.                                        377,800       13,253
                                                                      ----------
TOTAL                                                                     25,260
                                                                      ----------

ELECTRIC UTILITIES 2.11%
Constellation Energy
Group, Inc.                                                  29,700        1,163
FPL Group, Inc.                                              52,005        3,402
Progress Energy, Inc.                                       142,700        6,459
Public Service Enterprise
Group, Inc.                                                  58,500        2,562
                                                                      ----------
TOTAL                                                                     13,586
                                                                      ----------

ELECTRICAL EQUIPMENT 0.55%
Emerson Electric Co.                                         54,500        3,529
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                         VALUE
INVESTMENTS                                                 SHARES       (000)
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS 0.89%
Agilent
Technologies, Inc.*                                         136,300   $    3,986
Solectron Corp.*                                            294,800        1,742
                                                                      ----------
TOTAL                                                                      5,728
                                                                      ----------

ENERGY EQUIPMENT & SERVICES 3.58%
Baker Hughes, Inc.                                          333,875       10,737
GlobalSantaFe Corp.                                         104,100        2,585
Schlumberger Ltd.                                           178,670        9,777
                                                                      ----------
TOTAL                                                                     23,099
                                                                      ----------

FOOD PRODUCTS 3.96%
Archer-Daniels-
Midland Co.                                                 218,620        3,327
General Mills, Inc.                                         141,845        6,426
H.J. Heinz Co.                                               17,600          641
Kellogg Co.                                                 137,200        5,225
Kraft Foods, Inc. Class A                                   307,800        9,917
                                                                      ----------
TOTAL                                                                     25,536
                                                                      ----------

HEALTHCARE EQUIPMENT &
SUPPLIES 0.43%
Baxter Int'l., Inc.                                          91,500        2,793
                                                                      ----------

HEALTHCARE PROVIDERS &
SERVICES 1.48%
Cardinal Health, Inc.                                        91,700        5,608
CIGNA Corp.                                                  52,300        3,007
Tenet Healthcare Corp.*                                      58,915          946
                                                                      ----------
TOTAL                                                                      9,561
                                                                      ----------

HOUSEHOLD DURABLES 0.46%
Newell Rubbermaid, Inc.                                     129,500        2,949
                                                                      ----------

HOUSEHOLD PRODUCTS 0.28%
Kimberly Clark Corp.                                         30,105        1,779
                                                                      ----------

INDUSTRIAL CONGLOMERATES 1.55%
Tyco Int'l., Ltd.(a)                                        377,100        9,993
                                                                      ----------

INSURANCE 2.92%
Allstate Corp.                                               35,700   $    1,536
American Int'l.
Group, Inc.                                                 206,807       13,707
China Life Insurance
Co. ADR*                                                      6,594          217
Hartford Financial
Group, Inc.                                                  49,900        2,946
Travelers Property Casualty
Corp. B Shares                                               23,700          402
                                                                      ----------
TOTAL                                                                     18,808
                                                                      ----------

MACHINERY 6.22%
Caterpillar, Inc.                                            65,500        5,438
Deere & Co.                                                 257,100       16,724
Eaton Corp.                                                  82,060        8,861
Illinois Tool Works, Inc.                                    92,900        7,795
Parker - Hannifin Corp.                                      22,000        1,309
                                                                      ----------
TOTAL                                                                     40,127
                                                                      ----------

MEDIA 9.55%
Clear Channel
Communications, Inc.                                        167,000        7,821
Comcast Corp.*                                              377,200       11,799
Cox
Communications, Inc.*                                        73,700        2,539
Gannett Co., Inc.                                            27,300        2,434
The Walt Disney Co.                                         576,000       13,438
Tribune Co.                                                 214,190       11,052
Viacom, Inc.                                                282,200       12,524
                                                                      ----------
TOTAL                                                                     61,607
                                                                      ----------

METALS & MINING 3.85%
Alcoa, Inc.                                                 337,000       12,806
Barrick Gold Corp.(a)                                       107,300        2,437
Newmont Mining Corp.                                        196,790        9,566
                                                                      ----------
TOTAL                                                                     24,809
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2003

                                                                         VALUE
INVESTMENTS                                                 SHARES       (000)
--------------------------------------------------------------------------------
MULTI-LINE RETAIL 1.26%
Target Corp.                                                212,120   $    8,145
                                                                      ----------

OFFICE ELECTRONICS 1.72%
Xerox Corp.*                                                803,000       11,081
                                                                      ----------

OIL & GAS 6.11%
BP plc ADR                                                  109,700        5,414
ExxonMobil Corp.                                            829,500       34,009
                                                                      ----------
TOTAL                                                                     39,423
                                                                      ----------

PAPER & FOREST PRODUCTS 2.52%
International Paper Co.                                     310,600       13,390
Weyerhaeuser Co.                                             44,800        2,867
                                                                      ----------
TOTAL                                                                     16,257
                                                                      ----------

PERSONAL PRODUCTS 0.73%
Gillette Co.                                                128,555        4,722
                                                                      ----------

PHARMACEUTICALS 5.89%
Abbott Laboratories                                          77,210        3,598
Merck & Co., Inc.                                           132,600        6,126
Novartis AG ADR                                             167,700        7,696
Schering-Plough Corp.                                       484,300        8,422
Wyeth                                                       285,940       12,138
                                                                      ----------
TOTAL                                                                     37,980
                                                                      ----------

ROAD & RAIL 1.13%
Canadian National
Railway(a)                                                   27,000        1,709
CSX Corp.                                                   115,500        4,151
Union Pacific Corp.                                          20,700        1,438
                                                                      ----------
TOTAL                                                                      7,298
                                                                      ----------

SEMICONDUCTOR EQUIPMENT &
PRODUCTS 0.83%
Teradyne, Inc.*                                              94,600        2,407
Texas Instruments, Inc.                                     100,400        2,950
                                                                      ----------
TOTAL                                                                      5,357
                                                                      ----------

SPECIALTY RETAIL 2.93%
Limited Brands, Inc.                                        320,700   $    5,782
Staples, Inc.*                                               94,500        2,580
The Gap, Inc.                                               454,000       10,537
                                                                      ----------
TOTAL                                                                     18,899
                                                                      ----------

TEXTILES & APPAREL 1.23%
NIKE, Inc. Class B                                          115,900        7,935
                                                                      ----------

TOTAL COMMON STOCKS
(Cost $518,835,853)                                                      610,134
                                                                      ==========

                                                          PRINCIPAL
                                                             AMOUNT
                                                              (000)
                                                              -----
SHORT-TERM INVESTMENT 7.67%

REPURCHASE AGREEMENT 7.67%
Repurchase Agreement
dated 12/31/2003,
0.80% due 1/2/2004
with State Street Bank &
Trust Co. collateralized by
$24,730,000 of Federal
Farm Credit Bank
at 1.90% due 3/4/2005
and $25,535,000 of
Federal National
Mortgage Assoc.
at 1.04% due 7/26/2004;
value: $50,507,807;
proceeds: $49,513,812
(Cost $49,511,612)                                       $   49,512       49,512
                                                                      ----------

TOTAL INVESTMENTS
102.27% (Cost $568,347,465)                                           $  659,646
                                                                      ==========

   * Non-income producing security.
 (a) Foreign security traded in U.S. dollars.
ADR- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:
   Investment in securities, at value (cost $568,347,465)       $   659,646,322
   Receivables:
     Interest and dividends                                             753,589
     Investment securities sold                                       1,495,374
     Capital shares sold                                              1,540,210
   Prepaid expenses                                                         834
-------------------------------------------------------------------------------
   TOTAL ASSETS                                                     663,436,329
-------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                 16,988,849
     Capital shares reacquired                                          712,323
     Management fee                                                     258,834
     Fund administration                                                 20,540
     Directors' fees                                                     31,975
   Accrued expenses                                                     441,168
-------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                 18,453,689
===============================================================================
NET ASSETS                                                      $   644,982,640
===============================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                 $   572,743,801
Distributions in excess of net investment income                        (30,299)
Accumulated net realized loss on investments                        (19,029,719)
Net unrealized appreciation on investments                           91,298,857
-------------------------------------------------------------------------------
NET ASSETS                                                      $   644,982,640
===============================================================================
OUTSTANDING SHARES                                                   26,306,348
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                    $         24.52
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                       $     6,886,362
Interest                                                                295,601
Foreign withholding tax                                                 (12,109)
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                               7,169,854
-------------------------------------------------------------------------------
EXPENSES:
Management fee                                                        2,016,500
Shareholder servicing                                                 1,065,596
Professional                                                             84,787
Reports to shareholders                                                  39,983
Fund administration                                                     156,919
Custody                                                                  54,693
Directors' fees                                                           2,032
Other                                                                       484
-------------------------------------------------------------------------------
Gross expenses                                                        3,420,994
   Expense reductions                                                    (3,636)
-------------------------------------------------------------------------------
NET EXPENSES                                                          3,417,358
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 3,752,496
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments                                     (2,283,215)
Net change in unrealized appreciation on investments                119,993,892
===============================================================================
NET REALIZED AND UNREALIZED GAIN                                    117,710,677
===============================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $   121,463,173
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
December 31, 2003

                                                                        FOR THE           FOR THE
                                                                     YEAR ENDED        YEAR ENDED
                                                                   DECEMBER 31,      DECEMBER 31,
                                                                           2003              2002
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income                                           $     3,752,496   $     1,536,948
Net realized loss on investments                                     (2,283,215)      (16,331,906)
Net change in unrealized appreciation/depreciation on
  investments                                                       119,993,892       (31,899,582)
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                        121,463,173       (46,694,540)
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                (3,750,955)       (1,520,254)
Net realized gain                                                             -           (33,995)
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                  (3,750,955)       (1,554,249)
=================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                       312,287,256       178,585,284
Reinvestment of distributions                                         3,750,955         1,554,249
Cost of shares reacquired                                           (48,458,360)      (55,762,259)
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS                                   267,579,851       124,377,274
=================================================================================================
NET INCREASE IN NET ASSETS                                          385,292,069        76,128,485
=================================================================================================
NET ASSETS:
Beginning of year                                                   259,690,571       183,562,086
-------------------------------------------------------------------------------------------------
END OF YEAR                                                     $   644,982,640   $   259,690,571
=================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                $       (30,299)  $       (31,840)
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                 YEAR ENDED 12/31
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR                   $    18.83     $    23.11     $    25.45     $    22.16     $    20.65
                                                     ==========     ==========     ==========     ==========     ==========

Investment operations

  Net investment income(a)                                  .20            .14            .18            .22            .52

  Net realized and unrealized gain (loss)                  5.64          (4.31)         (1.90)          3.27           2.90
                                                     ----------     ----------     ----------     ----------     ----------

    Total from investment operations                       5.84          (4.17)         (1.72)          3.49           3.42
                                                     ----------     ----------     ----------     ----------     ----------

Distributions to shareholders from:

  Net investment income                                    (.15)          (.11)          (.12)          (.20)          (.42)

  Net realized gain                                           -              -(c)        (.50)             -          (1.49)
                                                     ----------     ----------     ----------     ----------     ----------

    Total distributions                                    (.15)          (.11)          (.62)          (.20)         (1.91)
                                                     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                         $    24.52     $    18.83     $    23.11     $    25.45     $    22.16
                                                     ==========     ==========     ==========     ==========     ==========

Total Return(b)                                           31.01%        (18.03)%        (6.72)%        15.78%         16.74%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                              .85%           .94%           .97%          1.02%           .87%

  Expenses, excluding expense
    reductions                                              .85%           .94%           .97%          1.03%           .87%

  Net investment income                                     .93%           .70%           .76%           .97%          2.15%

                                                                                 YEAR ENDED 12/31
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
  Net Assets, end of year (000)                      $  644,983     $  259,691     $  183,562     $   81,889     $   36,192

  Portfolio turnover rate                                 31.16%         51.79%         60.79%         42.00%        188.35%
===========================================================================================================================

(a) Calculated using average shares outstanding during the year.
(b) Total return assumes the reinvestment of all distributions.
(c) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven separate portfolios. This report covers Growth and Income Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are allocated among the portfolios within the Company on a pro rata basis.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceeding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities or U.S. government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .50%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into service arrangements, which may permit it to make payments under certain circumstances to insurance companies at annual rates ranging from .15% to .35% of the Fund's average daily net assets attributable to the insurance companies' variable annuity contract owners. For the year ended December 31, 2003, the Fund incurred expenses of $996,934 for such servicing payments, which have been included in shareholder servicing expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 is as follows:

                                  12/31/2003     12/31/2002
-------------------------------------------------------------
Distributions paid from:
Ordinary income                  $  3,750,955  $    1,520,382
Net long-term capital gains                 -          33,867
-------------------------------------------------------------
Total distributions paid         $  3,750,955  $    1,554,249
=============================================================

As of December 31, 2003, the components of accumulated gains on a tax basis are as follows:

Undistributed ordinary income - net            $        1,676
-------------------------------------------------------------
   Total undistributed earnings                         1,676
Capital loss carryforwards*                       (10,184,454)
Temporary differences                                 (31,975)
Unrealized gains - net                             82,453,592
-------------------------------------------------------------
   Total accumulated gains                     $   72,238,839
=============================================================

* As of December 31, 2003, the capital loss carryforward along with the related expiration dates are as follows:

                    2010           2011           TOTAL
-------------------------------------------------------
             $ 9,760,650      $ 423,804    $ 10,184,454

As of December 31, 2003, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                       $  577,192,730
-------------------------------------------------------------
Gross unrealized gain                              87,786,125
Gross unrealized loss                              (5,332,533)
-------------------------------------------------------------
   Net unrealized security gain                $   82,453,592
=============================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for year ended December 31, 2003 are as follows:

PURCHASES                              SALES
---------------------------------------------
$ 359,997,185                   $ 118,594,552

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2003.

As of December 31, 2003, there were no securities on loan and there was no securities lending activity during the year ended December 31, 2003.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's net asset value.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invest. Large company value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong,

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. These factors can affect Fund performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 50 million shares of $.001 par share value capital stock. Transactions in shares of capital stock were as follows:

                                                  YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2003    DECEMBER 31,2002
--------------------------------------------------------------------------------
SHARES SOLD                                       14,696,516            8,670,551
REINVESTMENT OF DISTRIBUTIONS                        156,485               81,247
SHARES REACQUIRED                                 (2,336,581)          (2,906,561)
--------------------------------------------------------------------------------
INCREASE                                          12,516,420            5,845,237
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - GROWTH AND INCOME PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - Growth and Income Portfolio (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Growth and Income Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

New York, New York
February 11, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                  CURRENT POSITION
NAME AND                         LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                      WITH COMPANY                   DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Director since 1995;        Managing Partner and Chief              N/A
90 Hudson Street                Chairman since 1996         Investment Officer of Lord
Jersey City, NJ                                             Abbett since 1996.
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                  CURRENT POSITION
NAME AND                         LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                      WITH COMPANY                   DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW               Director since 1994         Managing General Partner, Bigelow      Currently serves as director
Bigelow Media, LLC                                          Media, LLC (since 2000); Senior        of Adelphia Communications,
41 Madison Ave.,                                            Adviser, Time Warner Inc. (1998 -      Inc., Crane Co., and Huttig
Suite 3810                                                  2000); Acting Chief Executive          Building Products Inc.
New York, NY                                                Officer of Courtroom Television
Date of Birth: 10/22/1941                                   Network (1997 - 1998); President
                                                            and Chief Executive Officer of
                                                            Time Warner Cable Programming,
                                                            Inc. (1991 - 1997).

WILLIAM H.T. BUSH               Director since 1998         Co-founder and Chairman of the         Currently serves as director
Bush-O'Donnell &                                            Board of the financial advisory        of Wellpoint Health Networks,
Co., Inc.                                                   firm of Bush-O'Donnell & Company       Inc., DT Industries Inc., and
101 South Hanley Road                                       (since 1986).                          Engineered Support Systems,
Suite 1250                                                                                         Inc.
St. Louis, MO
Date of Birth: 7/14/1938

                                  CURRENT POSITION
NAME ADDRESS AND                  LENGTH OF SERVICE                PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                       WITH COMPANY                  DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.      Director since 1998             Managing Director of Monitor           Currently serves as director of
Monitor  Clipper  Partners                                  Clipper Partners (since 1997)          Avondale, Inc. and Interstate
650 Madison Ave., 9th Fl.                                   and President of Clipper Asset         Bakeries Corp.
New York, NY                                                Management Corp., both private
Date of Birth:                                              equity investment funds (since
10/25/1942                                                  1991).

JULIE A. HILL               Director elected                Owner and CEO of the Hillsdale         Currently serves as director of
20 Via Diamante             February 2004                   Companies (1997 - present);            Wellpoint Health Networks, Inc.,
Newport Coast, CA                                           Founder, President and Owner of        Resources Connection Inc., and
Date of Birth: 7/16/1946                                    the Hiram-Hill and Hillsdale           Holcim (US) Inc. (parent company
                                                            Development Companies from 1998        Holcim Ltd).
                                                            to 2001.

FRANKLIN W. HOBBS           Director since 2001             Senior Advisor (since April            Currently serves as director of
Houlihan Lokey                                              2003) and Former Chief Executive       Adolph Coors Company.
Howard & Zukin                                              Officer of Houlihan Lokey Howard
685 Third Ave.                                              & Zukin, an investment bank
New York, NY                                                (January 2002 - April 2003);
Date of Birth: 7/30/1947                                    Chairman of Warburg Dillon Read
                                                            (1999 - 2001); Global Head of
                                                            Corporate Finance of SBC Warburg
                                                            Dillon Read (1997 - 1999); Chief
                                                            Executive Officer of Dillon,
                                                            Read & Co. (1994 - 1997).

C. ALAN MACDONALD           Director since 1989;            Retired - General Business and         Currently serves as director of
415 Round Hill Road         and Lead Independent            Governance Consulting (since           Fountainhead Water Company,
Greenwich, CT               Director                        1992); formerly President and          Lincoln Snacks, H.J. Baker, and
Date of Birth: 5/19/1933                                    CEO of Nestle Foods.                   Seix Fund, Inc.*

THOMAS J. NEFF              Director since 1989             Chairman of Spencer Stuart, an         Currently serves as director of
Spencer Stuart                                              executive search consulting firm       Ace, Ltd. and Exult, Inc.
277 Park Avenue                                             (since 1996); President of
New York, NY                                                Spencer Stuart (1979-1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III           Director since 2002;            President and CEO of Landing           Currently serves as Chairman of
80 Pinckney Street          resigned 3/3/2003               Point Capital (since 2002);            Rockerfeller Foundation,
Boston, MA                                                  Chairman and CEO of United Asset       Director as Nashua Corp. and
Date of Birth: 3/5/1943                                     Management Corporation (2000 to        Memorial Drive Trust
                                                            2001); Chairman and CEO of
                                                            UNUMProvident Corporation (1999
                                                            - merger); Chairman and CEO of
                                                            UNUM Corporation (1988 -1999).

----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

  NAME AND                         CURRENT POSITION                  LENGTH OF SERVICE                    PRINCIPAL OCCUPATION
(DATE OF BIRTH)                      WITH COMPANY                   OF CURRENT POSITION                  DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW               Chief Executive                 Elected in 1995                        Managing Partner and Chief
(3/8/1945)                  Officer and President                                                  Investment Officer of Lord
                                                                                                   Abbett since 1996.

SHOLOM DINSKY               Executive Vice                  Elected in 2003                        Partner and Large Cap Value
(3/24/1944)                 President                                                              Investment Manager, joined Lord
                                                                                                   Abbett in 2000, formerly
                                                                                                   Managing Director of Prudential
                                                                                                   Asset Management, prior thereto
                                                                                                   Director of Equity Research and
                                                                                                   Senior Vice President at
                                                                                                   Mitchell Hutchins Asset
                                                                                                   Management.

KEVIN P. FERGUSON           Executive Vice                  Elected in 2003                        Partner and Mid Cap Growth
(10/3/1964)                 President                                                              Investment Manager, joined Lord
                                                                                                   Abbett in 1999, formerly
                                                                                                   Portfolio Manager/Senior Vice
                                                                                                   President at Lynch & Mayer, Inc.

ROBERT P. FETCH             Executive Vice                  Elected in 2003                        Partner and Small-Cap Value
(2/18/1953)                 President                                                              Senior Investment Manager,
                                                                                                   joined Lord Abbett in 1995.

KENNETH G. FULLER           Executive Vice                  Elected in 2003                        Investment Manager -Large Cap
(4/22/1945)                 President                                                              Value, joined Lord Abbett in
                                                                                                   2002, formerly Portfolio Manager
                                                                                                   and Senior Vice President at
                                                                                                   Pioneer Investment Management,
                                                                                                   Inc. from 1999 to 2002; prior
                                                                                                   thereto Principal, Manley,
                                                                                                   Fuller Asset Management.

INGRID C. HOLM              Executive Vice                  Elected in 2001                        Investment Manager-Global
(3/21/1959)                 President                                                              Equity, joined Lord Abbett in
                                                                                                   2001, formerly International
                                                                                                   Portfolio Manager of
                                                                                                   Batterymarch Financial
                                                                                                   Management, Inc. from 2000 to
                                                                                                   2001, prior thereto held various
                                                                                                   positions at the Prudential
                                                                                                   Insurance Company of America.

  NAME AND                         CURRENT POSITION                  LENGTH OF SERVICE                    PRINCIPAL OCCUPATION
(DATE OF BIRTH)                      WITH COMPANY                   OF CURRENT POSITION                  DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
W. THOMAS HUDSON, JR.       Executive Vice                  Elected in 1993                        Partner and Investment Manager,
(12/16/1941)                President                                                              joined Lord Abbett in 1982.

ROBERT G. MORRIS            Executive Vice                  Elected in 1995                        Partner and Director of Equity
(11/06/1944)                President                                                              Investments, joined Lord Abbett
                                                                                                   in 1991.

ELI M. SALZMANN             Executive Vice                  Elected in 1999                        Partner and Director of
(3/24/1964)                 President                                                              Institutional Equity
                                                                                                   Investments, joined Lord Abbett
                                                                                                   in 1997.

CHRISTOPHER J. TOWLE        Executive Vice                  Elected in 1999                        Partner and Portfolio Manager,
(10/12/1957)                President                                                              joined Lord Abbett in 1987.

EDWARD VON DER LINDE        Executive Vice                  Elected in 1999                        Partner and Investment Manager,
(6/12/1960)                 President                                                              joined Lord Abbett in 1988.

TRACIE E. AHERN             Vice President and              Elected in 1999                        Partner and Director of
(1/12/1968)                 Treasurer                                                              Portfolio Accounting and
                                                                                                   Operations, joined Lord Abbett
                                                                                                   in 1999, prior thereto Vice
                                                                                                   President - Head of Fund
                                                                                                   Administration of Morgan
                                                                                                   Grenfell.

EILEEN K. BANKO             Vice President                  Elected in 1999                        Equity Analyst, joined Lord
(11/3/1967)                                                                                        Abbett in 1990.

JOAN A. BINSTOCK            Chief Financial                 Elected in 1999                        Partner and Chief Operations
(3/4/1954)                  Officer and Vice                                                       Officer, joined Lord Abbett in
                            President                                                              1999, prior thereto Chief
                                                                                                   Operating Officer of Morgan
                                                                                                   Grenfell.

ZANE E. BROWN               Vice President                  Elected in 1996                        Partner and Director of Fixed
(12/09/51)                                                                                         Income Management, joined Lord
                                                                                                   Abbett in 1992.

DAVID G. BUILDER            Vice President                  Elected in 1999                        Equity Analyst, joined Lord
(1/4/1954)                                                                                         Abbett in 1998.

DANIEL E. CARPER            Vice President                  Elected in 1990                        Partner, joined Lord Abbett in
(1/22/1952)                                                                                        1979.

DANIEL H. FRASCARELLI       Vice President                  Elected in 2003                        Partner and Investment Manager,
(3/11/1954)                                                                                        joined Lord Abbett in 1990.

MICHAEL S. GOLDSTEIN        Vice President                  Elected in 1999                        Partner and Fixed Income
(10/29/1968)                                                                                       Investment Manager, joined Lord
                                                                                                   Abbett in 1997.

  NAME AND                         CURRENT POSITION                  LENGTH OF SERVICE                    PRINCIPAL OCCUPATION
(DATE OF BIRTH)                      WITH COMPANY                   OF CURRENT POSITION                  DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
HOWARD E. HANSEN            Vice President                  Elected in 1999                        Investment Manager, joined Lord
(10/13/1961)                                                                                       Abbett in 1995.

GERARD S. E. HEFFERNAN, JR. Vice President                  Elected in 2003                        Research Analyst, joined Lord
(9/7/1963)                                                                                         Abbett in 1998.

PAUL A. HILSTAD             Vice President and              Elected in 1995                        Partner and General Counsel,
(12/13/1942)                Secretary                                                              joined Lord Abbett in 1995.

ELLEN G. ITSKOVITZ          Vice President                  Elected in 2001                        Partner and Senior Research
(10/30/1957)                                                                                       Analyst, joined Lord Abbett in
                                                                                                   1998.

LAWRENCE H. KAPLAN          Vice President and              Elected in 1997                        Partner and Deputy General
(1/16/1957)                 Assistant Secretary                                                    Counsel, joined Lord Abbett in
                                                                                                   1997.

MAREN LINDSTROM             Vice President                  Elected in 2001                        Partner and Fixed Income
(9/17/1962)                                                                                        Investment Manager, joined Lord
                                                                                                   Abbett in 2000, prior thereto
                                                                                                   Director Convertible Sales at
                                                                                                   UBS AG from 1999 to 2000, prior
                                                                                                   thereto Vice
                                                                                                   President-Convertible Sales at
                                                                                                   Deutsche Bank Securities Inc.
                                                                                                   from 1998 to 1999.

A. EDWARD OBERHAUS, III     Vice President                  Elected in 1998                        Partner and Manager of Equity
(12/21/1959)                                                                                       Trading, joined Lord Abbett in
                                                                                                   1983.


CHRISTINA T. SIMMONS        Vice President and              Elected in 2001                        Assistant General Counsel,
(11/12/1957)                Assistant Secretary                                                    joined Lord Abbett in 1999,
                                                                                                   formerly Assistant General
                                                                                                   Counsel of Prudential
                                                                                                   Investments from 1998 to 1999,
                                                                                                   prior thereto Counsel of
                                                                                                   Drinker, Biddle & Reath LLP, a
                                                                                                   law firm.

BERNARD J. GRZELAK          Assistant Treasurer             Elected in 2003                        Director of Fund Administration,
(6/12/1971)                                                                                        joined Lord Abbett in 2003,
                                                                                                   formerly Vice President, Lazard
                                                                                                   Asset Management from 2000 to
                                                                                                   2003, prior thereto Manager of
                                                                                                   Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

  TAX INFORMATION

  For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

[LORD ABBETT(R) LOGO]


    This report when not used for the general information of shareholders of the Fund is to be distributed only if preceded or accompanied by a current Fund prospectus.

 Lord Abbett Mutual Fund shares are distributed by:
           LORD ABBETT DISTRIBUTOR LLC                      LORD ABBETT SERIES FUND, INC.
90 Hudson Street - Jersey City, New Jersey 07302-3973              GROWTH AND INCOME PORTFOLIO          LASFGI-2-1203
                                                                                                               (2/04)

[LORD ABBETT LOGO]

 2003
  ANNUAL
    REPORT

LORD ABBETT
SERIES FUND-
GROWTH OPPORTUNITIES
 PORTFOLIO


FOR THE PERIOD ENDED DECEMBER 31, 2003

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND - GROWTH OPPORTUNITIES PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL PERIOD ENDED DECEMBER 31, 2003

DEAR SHAREHOLDER: We are pleased to provide you with this overview of the Lord Abbett Series Fund - Growth Opportunities Portfolio's (the Fund) strategies and performance for the fiscal period ended December 31, 2003. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first part of the period. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

     In June, the Federal Reserve Board (the Fed) cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed is attempting a variety of measures to promote and sustain growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. Additionally, imports can become more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S.--providing further stimulus for economic growth. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

     The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. For the reporting period, major indices advanced, but concerns over future growth grew as the summer ended.

     As the economy entered the final months of 2003, gross domestic product

--------------------------------------------------------------------------------

(GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from 3.3% growth in the second quarter. In addition, productivity data, an important gauge for inflation, remained strong and can be seen as an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is not uncommon for employment statistics to improve slower than other economic indicators. GDP grew at a 4% annual pace in the fourth quarter. Although this was slightly below expectations, the data continued to reinforce the view of an improving economy.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL PERIOD ENDED DECEMBER 31, 2003?

A: For the fiscal period ended December 31, 2003, Lord Abbett Series Fund-Growth Opportunities Portfolio returned 19.6%, reflecting performance at the Net Asset Value (NAV) of Class VC shares with all distributions reinvested, underperforming the Russell Midcap(R) Growth Index(1) which returned 33.6% over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURN, as of December 31, 2003 is: SINCE INCEPTION (04/30/03): 19.60%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Stock selection and an underweight position in the technology sector were the largest detractor to the Fund's performance during the period. The Fund is actively managed and, as a result, asset allocation may change. Sectors may include many industries. While the Fund's holdings experienced positive absolute returns, performance lagged the benchmark. Lower revenue in certain technology holdings within the semiconductor industry detracted from performance. Stock selection within the financial services sector also lowered Fund returns, as certain regional bank holdings declined. In addition, stock selection within the healthcare sector detracted from performance, as select holdings declined from higher general expenses and research and development initiatives.

     Stock selection within the consumer discretionary sector added to the Fund's performance for the period. Higher sales,

--------------------------------------------------------------------------------

improved productivity and increased net income benefited Fund holdings in the audio and video equipment industry. Stock selection within the utilities sector also helped the Fund's relative performance, as strong increases in revenue from an expanding subscriber base benefited certain of the Fund's holdings. In addition, stock selection within the producer durables sector added to Fund performance. Specifically, holdings in the housing sector benefited from a robust housing market and historically low mortgage rates.


(1) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. Indices are unmanaged, do not reflect the deductions of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: SEE NOTES TO FINANCIAL STATEMENTS FOR A DISCUSSION OF INVESTMENT RISKS. FOR A MORE DETAILED DISCUSSION OF THE RISKS ASSOCIATED WITH THE FUND, PLEASE SEE THE FUND'S PROSPECTUS.

PERFORMANCE: PERFORMANCE DATA QUOTED ABOVE IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT www.LordAbbett.com.

THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND INCLUDING THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES THAT YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THIS FUND OR ANY LORD ABBETT MUTUAL FUND PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap(R) Growth Index and the S&P MidCap 400/Barra Growth Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                           THE FUND (CLASS VC SHARES)    RUSSELL MIDCAP(R)    S&P MIDCAP 400/BARRA
                              AT NET ASSET VALUE          GROWTH INDEX(1)        GROWTH INDEX(1)
 4/30/2003                        $   10,000                $   10,000             $   10,000
 5/31/2003                        $   10,380                $   10,962             $   10,676
 6/30/2003                        $   10,550                $   11,119             $   10,906
 7/31/2003                        $   10,790                $   11,516             $   11,352
 8/31/2003                        $   11,289                $   12,150             $   11,803
 9/30/2003                        $   10,709                $   11,914             $   11,559
10/31/2003                        $   11,579                $   12,875             $   12,359
11/30/2003                        $   11,738                $   13,220             $   12,731
12/31/2003                        $   11,960                $   13,364             $   12,693

                              FISCAL YEAR-END 12/31

                       AVERAGE ANNUAL TOTAL RETURN FOR THE

                         PERIOD ENDED DECEMBER 31, 2003

                                  LIFE OF FUND

            CLASS VC(2)               19.60%

(1) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices are not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.

(2) The Class VC shares were first offered on April 30, 2003.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                           VALUE
INVESTMENTS                                                   SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS 97.65%

AUTO COMPONENTS 1.38%
Paccar, Inc.                                                     400   $      34
                                                                       ---------

BANKS: OUTSIDE
NEW YORK CITY 0.53%
Southwest
Bancorp of Texas, Inc.                                           334          13
                                                                       ---------

BIOTECHNOLOGY RESEARCH &
PRODUCTION 3.20%
Biogen Idec, Inc.*                                               588          22
Genzyme Corp.*                                                   799          39
Invitrogen Corp.*                                                200          14
NPS Pharmaceuticals, Inc.*                                       130           4
                                                                       ---------
TOTAL                                                                         79
                                                                       ---------

CABLE TELEVISION SERVICES 1.50%
EchoStar
Communications Corp.*                                          1,081          37
                                                                       ---------

CHEMICALS 1.01%
Rohm & Haas Co.                                                  580          25
                                                                       ---------

COMMUNICATIONS TECHNOLOGY 1.50%
Avaya, Inc.*                                                   2,864          37
                                                                       ---------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 8.83%
Amdocs Ltd.*(a)                                                1,253          28
Business Objects S.A. ADR*                                       598          21
Cognos, Inc.*(a)                                                 757          23
Electronics for
Imaging, Inc.*                                                 1,330          35
Informatica Corp.*                                             2,526          26
Intuit, Inc.*                                                    609          32
Macrovision Corp.*                                             1,410          32
Synopsys, Inc.*                                                  639          21
                                                                       ---------
TOTAL                                                                        218
                                                                       ---------

COMPUTER TECHNOLOGY 1.38%
Ingram Micro, Inc.*                                            2,132   $      34
                                                                       ---------

CONSUMER ELECTRONICS 1.26%
Activision, Inc.*                                              1,480          27
Harman International
Industries, Inc.                                                  58           4
                                                                       ---------
TOTAL                                                                         31
                                                                       ---------

CONTAINERS & PACKAGING:
PAPER & PLASTIC 1.54%
Pactiv Corp.*                                                  1,574          38
                                                                       ---------

COPPER 0.32%
Phelps Dodge Corp.*                                              100           8
                                                                       ---------

DIVERSIFIED FINANCIAL SERVICES 0.73%
CIT Group, Inc.                                                  490          18
                                                                       ---------

DIVERSIFIED PRODUCTION 1.01%
Danaher Corp.                                                    268          25
                                                                       ---------

DRUGS & PHARMACEUTICALS 6.64%
Barr Laboratories, Inc.*                                         227          17
Cephalon, Inc.*                                                  776          38
Gilead Sciences, Inc.*                                           632          37
ICOS Corp.*                                                      435          18
Teva Pharmaceutical
Industries Ltd. ADR*                                             486          27
Watson Pharmaceutical, Inc.*                                     588          27
                                                                       ---------
TOTAL                                                                        164
                                                                       ---------

ELECTRICAL EQUIPMENT &
COMPONENTS 1.13%
Molex, Inc.                                                      800          28
                                                                       ---------

ELECTRONICS: SEMI-CONDUCTORS/
COMPONENTS 4.37%
Agere Systems, Inc.*                                           6,390          19

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                           VALUE
INVESTMENTS                                                   SHARES       (000)
--------------------------------------------------------------------------------
Fairchild Semiconductor
CORP. CLASS A*                                                   780   $      19
Integrated Circuit
Systems, Inc.*                                                   692          20
Jabil Circuit, Inc.*                                           1,194          34
Marvell Technology
Group Ltd.*(a)                                                   434          16
                                                                       ---------
TOTAL                                                                        108
                                                                       ---------

ELECTRONICS: TECHNOLOGY 1.94%
Kroll, Inc.*                                                   1,104          29
Symbol Technologies, Inc.                                      1,124          19
                                                                       ---------
TOTAL                                                                         48
                                                                       ---------

ENGINEERING &
CONTRACTING SERVICES 1.17%
Jacobs Engineering
Group, Inc.*                                                     596          29
                                                                       ---------

FINANCIAL DATA PROCESSING SERVICES &
SYSTEMS 4.37%
Affiliated Computers
Services, Inc.*                                                  820          44
Alliance Data Systems Corp.*                                     970          27
Fiserv, Inc.*                                                    930          37
                                                                       ---------
TOTAL                                                                        108
                                                                       ---------

FINANCIAL MISCELLANEOUS 2.43%
Providian Financial Corp.*                                     2,686          31
Radian Group, Inc.                                               594          29
                                                                       ---------
TOTAL                                                                         60
                                                                       ---------

HEALTH & PERSONAL CARE 2.83%
Omnicare, Inc.                                                   908          36
Province Healthcare Co.*                                       2,114          34
                                                                       ---------
TOTAL                                                                         70
                                                                       ---------

HEALTHCARE MANAGEMENT SERVICES 3.40%
Caremark Rx, Inc.*                                             2,052          52
Cerner Corp.*                                                    838          32
                                                                       ---------
TOTAL                                                                         84
                                                                       ---------

HOMEBUILDING 1.01%
Pulte Homes, Inc.                                                270   $      25
                                                                       ---------

INSURANCE: PROPERTY-CASUALTY 1.74%
Everest Re Group Ltd.(a)                                         505          43
                                                                       ---------

INVESTMENT MANAGEMENT
COMPANIES 1.46%
Affiliated
Managers Group, Inc.*                                            523          36
                                                                       ---------

LEISURE TIME 1.29%
Orbitz, Inc.*                                                    100           2
Royal Caribbean Cruises                                          500          18
Six Flags, Inc.*                                               1,640          12
                                                                       ---------
TOTAL                                                                         32
                                                                       ---------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 2.67%
Patterson-UTI Energy, Inc.*                                    1,135          38
Rowan Cos., Inc.*                                              1,220          28
                                                                       ---------
TOTAL                                                                         66
                                                                       ---------

MANUFACTURING 1.70%
Ingersoll-Rand Co.(a)                                            619          42
                                                                       ---------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 1.09%
Boston Scientific Corp.*                                         730          27
                                                                       ---------

METALS & MINERALS
MISCELLANEOUS 0.89%
GrafTech International Ltd.*                                   1,620          22
                                                                       ---------

MULTI-SECTOR COMPANIES 1.13%
ITT Industries, Inc.                                             380          28
                                                                       ---------

OIL: CRUDE PRODUCERS 2.59%
Westport Resources Corp.*                                      1,115          33
XTO Energy, Inc.                                               1,090          31
                                                                       ---------
TOTAL                                                                         64
                                                                       ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2003

                                                                           VALUE
INVESTMENTS                                                   SHARES       (000)
--------------------------------------------------------------------------------
RADIO & TV BROADCASTERS 3.04%
Entercom
Communications Corp.*                                            788   $      41
Univision
Communications, Inc.*                                            854          34
                                                                       ---------
TOTAL                                                                         75
                                                                       ---------

RENTAL & LEASING SERVICES:
COMMERCIAL 0.97%
United Rentals, Inc.*                                          1,267          24
                                                                       ---------

RETAIL 9.11%
Advance Auto Parts, Inc.*                                        444          36
American
Eagle Outfitters, Inc.*                                        1,490          24
Dollar Tree Stores, Inc.*                                      1,226          37
Linens 'n Things, Inc.*                                        1,186          36
Michaels Stores, Inc.                                            600          27
MSC Industrial
Direct Co., Inc.                                               1,165          32
Petco Animal
Supplies, Inc.*                                                1,097          33
                                                                       ---------
TOTAL                                                                        225
                                                                       ---------

SAVINGS & LOAN 2.19%
New York
Community Bancorp, Inc.                                        1,419          54
                                                                       ---------

SECURITIES BROKERAGE &
SERVICES 1.50%
Franklin Resources, Inc.                                         713          37
                                                                       ---------

SERVICES: COMMERCIAL 6.68%
ASE Test Ltd.*(a)                                              1,798          27
InterActiveCorp.*                                              1,052          36
Iron Mountain, Inc.*                                             955          38
Kelly Services, Inc. Class A                                     790          23
Robert Half Int'l., Inc.*                                        879          20
Tetra Tech, Inc.*                                                850          21
                                                                       ---------
TOTAL                                                                        165
                                                                       ---------

SOAPS & HOUSEHOLD CHEMICALS 0.77%
Clorox Company                                                   400   $      19
                                                                       ---------

STEEL 0.45%
International
Steel Group, Inc.*                                               100           4
United States Steel Corp.                                        200           7
                                                                       ---------
TOTAL                                                                         11
                                                                       ---------

TRUCKERS 3.20%
CNF Transportation, Inc.                                         933          31
Heartland Express, Inc.                                          859          21
Swift
Transportation Co., Inc.*                                      1,273          27
                                                                       ---------
TOTAL                                                                         79
                                                                       ---------

UTILITIES: TELECOMMUNICATIONS 1.70%
Nextel Partners,
Inc. Class A*                                                  3,095          42
                                                                       ---------
TOTAL COMMON STOCKS
(Cost $2,249,990)                                                          2,412
                                                                       =========

                                                           PRINCIPAL
                                                              AMOUNT
                                                               (000)
                                                           ---------
SHORT-TERM INVESTMENT 7.41%

REPURCHASE AGREEMENT 7.41%
Repurchase Agreement
dated 12/31/2003,
0.80% due 1/2/2004
with State Street Bank &
Trust Co. collateralized
by $185,000 of Student
Loan Marketing Assoc.
at 3.375% due 7/15/2004;
value: $190,022;
proceeds: $183,356
(Cost $183,348)                                             $    183         183
                                                                       ---------
TOTAL INVESTMENTS
105.06% (Cost $2,433,338)                                              $   2,595
                                                                       =========

  * Non-income producing security.
(a) Foreign security traded in U.S. dollars.
ADR-American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:
   Investment in securities, at value (cost $2,433,338)            $   2,595,141
   Receivables:
     Interest and dividends                                                  567
     Investment securities sold                                           21,702
     Capital shares sold                                                  15,029
     From Lord, Abbett & Co. LLC                                          38,479
     Deferred offering expense                                               861
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                        2,671,779
--------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                     140,396
     Capital shares reacquired                                                66
     Management fee                                                        1,613
     Fund administration                                                      72
     Directors' fees                                                          10
     Accrued expenses and other liabilities                               60,100
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                     202,257
================================================================================
NET ASSETS                                                         $   2,469,522
================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                    $   2,303,087
Accumulated net investment loss                                              (11)
Accumulated net realized gain on investments                               4,643
Net unrealized appreciation on investments                               161,803
--------------------------------------------------------------------------------
NET ASSETS                                                         $   2,469,522
================================================================================
OUTSTANDING SHARES                                                       206,479
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                      $       11.96
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Period April 30, 2003* to December 31, 2003

INVESTMENT INCOME:
Dividends                                                             $    1,713
Interest                                                                     755
Foreign withholding tax                                                      (10)
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    2,458
--------------------------------------------------------------------------------
EXPENSES:
Management fee                                                             5,512
Shareholder servicing                                                      2,314
Professional                                                              37,096
Reports to shareholders                                                   15,715
Fund administration                                                          245
Custody                                                                   28,486
Directors' fees                                                               10
Offering                                                                   1,780
Other                                                                        275
--------------------------------------------------------------------------------
Gross expenses                                                            91,433
   Expense reductions                                                         (5)
   Expenses assumed by Lord, Abbett & Co. LLC                            (83,458)
--------------------------------------------------------------------------------
NET EXPENSES                                                               7,970
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                       (5,512)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                          10,079
Net unrealized appreciation on investments                               161,803
================================================================================
NET REALIZED AND UNREALIZED GAIN                                         171,882
================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $  166,370
================================================================================

*Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                         APRIL 30, 2003*
                                                                                      TO
                                                                            DECEMBER 31,
INCREASE IN NET ASSETS                                                              2003
OPERATIONS:
Net investment loss                                                        $      (5,512)
Net realized gain on investments                                                  10,079
Net unrealized appreciation on investments                                       161,803
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             166,370
========================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                  2,397,117
Cost of shares reacquired                                                        (93,965)
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS           2,303,152
========================================================================================
NET INCREASE IN NET ASSETS                                                     2,469,522
========================================================================================
NET ASSETS:
Beginning of period                                                                    -
----------------------------------------------------------------------------------------
END OF PERIOD                                                              $   2,469,522
========================================================================================
ACCUMULATED NET INVESTMENT LOSS                                            $         (11)
========================================================================================

* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                     4/30/2003(b)
                                                                          TO
                                                                      12/31/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                  $    10.00
                                                                      ==========
Investment operations
  Net investment loss(a)                                                    (.07)
  Net realized and unrealized gain                                          2.03
                                                                      ----------
    Total from investment operations                                        1.96
                                                                      ----------
NET ASSET VALUE, END OF PERIOD                                        $    11.96
                                                                      ==========

Total Return                                                               19.60%(c)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expenses assumed                                       .87%(c)
  Expenses, excluding expenses assumed                                      9.92%(c)
  Net investment loss                                                       (.60)%(c)

                                                                     4/30/2003(c)
                                                                          TO
SUPPLEMENTAL DATA:                                                    12/31/2003
--------------------------------------------------------------------------------
  Net assets, end of period (000)                                     $    2,470
  Portfolio turnover rate                                                  40.46%
================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Commencement of operations.
(c) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven separate portfolios. This report covers Growth Opportunities Portfolio (the "Fund"). The Fund is diversified as defined under the Act. The Fund commenced operations and was capitalized with a $200,000 investment from Lord, Abbett & Co. LLC ("Lord Abbett") on April 30, 2003.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are allocated among the portfolios within the Company on a pro rata basis.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities or U.S. government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h) OFFERING COSTS-Lord Abbett incurred initial offering costs on behalf of the Fund that will be reimbursed by the Fund in the full amount thereof. Such expenses were deferred and are being amortized on the straight-line method over a period of one year from the commencement of operations.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Company has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .90%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period April 30, 2003 (commencement of operations) to December 31, 2003, Lord Abbett has contractually agreed to limit the Fund's other expenses (excluding management fee) to an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into service arrangements, which may permit it to make payments under certain circumstances to insurance companies at annual rates ranging from .15% to .35% of the Fund's average daily net assets attributable to the insurance companies' variable annuity contract owners. For the period April 30, 2003 (commencement of operations) to December 31, 2003, the Fund incurred expenses of $910 for such servicing payments, which have been included in shareholder servicing expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

As of December 31, 2003, a portion of the Fund's outstanding shares are held by Lord Abbett.

4.   DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

As of December 31, 2003, the components of accumulated gains on a tax basis are as follows:

Undistributed ordinary income - net                 $     5,625
---------------------------------------------------------------
   Total undistributed earnings                           5,625
Temporary differences                                       (11)
Unrealized gains - net                                  160,821
---------------------------------------------------------------
   Total accumulated gains - net                    $   166,435
===============================================================

As of December 31, 2003, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal Income tax purposes are as follows:

Tax Cost                                            $ 2,434,320
---------------------------------------------------------------
Gross unrealized gain                                   181,698
Gross unrealized loss                                   (20,877)
---------------------------------------------------------------
   Net unrealized security gain                     $   160,821
===============================================================


The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary adjustments.

Permanent items identified during the year ended December 31, 2003 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                               UNDISTRIBUTED
                    (DISTRIBUTIONS IN EXCESS        ACCUMULATED
                          OF) NET INVESTMENT       NET REALIZED          PAID-IN
                                      INCOME        GAIN (LOSS)          CAPITAL
--------------------------------------------------------------------------------
                                $      5,501          $  (5,436)          $  (65)

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the period ended December 31, 2003 are as follows:

PURCHASES                              SALES
--------------------------------------------
$  2,643,337                      $  403,425

There were no purchases or sales of U.S. Government securities during the period ended December 31, 2003.

As of December 31, 2003, there were no securities on loan and there was no securities lending activity during the period April 30, 2003 (commencement of operations) to December 31, 2003.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's net asset value.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies. These factors can affect Fund performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 50 million shares of $.001 par share value capital stock. Transactions in shares of capital stock are as follows:

                                                                    PERIOD ENDED
                                                              DECEMBER 31, 2003*
--------------------------------------------------------------------------------
SHARES SOLD                                                              214,614
SHARES REACQUIRED                                                         (8,135)
--------------------------------------------------------------------------------
INCREASE                                                                 206,479
--------------------------------------------------------------------------------

*For the period April 30, 2003 (commencement of operations) to December 31,
2003.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

11.  SUBSEQUENT EVENT

At the January 22, 2004 meeting, the Board of Directors of the Fund approved a proposal to replace the Fund's current management fee of .90% of average daily net assets with the following schedule:

                  .80 of 1% of the first $1 billion of average daily net assets, .75 of 1% of the next $1 billion, and .70 of 1% of the next $1 billion, and .65 of 1% of assets over $3 billion.

This change will be effective May 1, 2004.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - GROWTH OPPORTUNITIES PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio (the "Fund") as of December 31, 2003, and the related statements of operations and changes in net assets, and the financial highlights for the period April 30, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio as of December 31, 2003, the results of its operations, changes in its net assets, and the financial highlights for the period April 30, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
February 11, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                               CURRENT POSITION
NAME AND                       LENGTH OF SERVICE      PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                     WITH COMPANY       DURING PAST FIVE YEARS              DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                  Director since     Managing Partner and Chief      N/A
Lord, Abbett & Co. LLC         1995; Chairman     Investment Officer of Lord
90 Hudson Street               since 1996         Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ---------------------------


INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                               CURRENT POSITION
NAME AND                       LENGTH OF SERVICE      PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                     WITH COMPANY       DURING PAST FIVE YEARS              DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW              Director since     Managing General Partner,       Currently serves as director
Bigelow Media, LLC             1994               Bigelow Media, LLC (since       of Adelphia Communications,
41 Madison Ave.,                                  2000); Senior Adviser, Time     Inc., Crane Co., and Huttig
Suite 3810                                        Warner Inc. (1998 - 2000);      Building Products Inc.
New York, NY                                      Acting Chief Executive Officer
Date of Birth: 10/22/1941                         of Courtroom Television
                                                  Network (1997 - 1998);
                                                  President and Chief Executive
                                                  Officer of Time Warner Cable
                                                  Programming, Inc. (1991 -
                                                  1997).

WILLIAM H.T. BUSH              Director since     Co-founder and Chairman of the  Currently serves as director
Bush-O'Donnell &               1998               Board of the financial          of Wellpoint Health Networks,
Co., Inc.                                         advisory firm of                Inc., DT Industries Inc., and
101 South Hanley Road                             Bush-O'Donnell & Company        Engineered Support Systems,
Suite 1250                                        (since 1986).                   Inc.
St. Louis, MO
Date of Birth: 7/14/1938

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE      PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                    WITH COMPANY        DURING PAST FIVE YEARS              DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.         Director since     Managing Director of Monitor    Currently serves as director
Monitor Clipper Partners       1998               Clipper Partners (since 1997)   of Avondale, Inc. and
650 Madison Ave., 9th Fl.                         and President of Clipper Asset  Interstate Bakeries Corp.
New York, NY                                      Management Corp., both private
Date of Birth: 10/25/1942                         equity investment funds (since
                                                  1991).

JULIE A. HILL                  Director elected   Owner and CEO of the Hillsdale  Currently serves as director
20 Via Diamante                February 2004      Companies (1997 - present);     of Wellpoint Health Networks,
Newport Coast, CA                                 Founder, President and Owner    Inc., Resources Connection
Date of Birth: 7/16/1946                          of the Hiram-Hill and           Inc., and Holcim (US) Inc.
                                                  Hillsdale Development           (parent company Holcim Ltd).
                                                  Companies from 1998 to 2001.

FRANKLIN W. HOBBS              Director since     Senior Advisor (since April     Currently serves as director
Houlihan Lokey                 2001               2003) and Former Chief          of Adolph Coors Company.
Howard & Zukin                                    Executive Officer of Houlihan
685 Third Ave.                                    Lokey Howard & Zukin, an
New York, NY                                      investment bank (January 2002
Date of Birth: 7/30/1947                          - April 2003); Chairman of
                                                  Warburg Dillon Read (1999 -
                                                  2001); Global Head of
                                                  Corporate Finance of SBC
                                                  Warburg Dillon Read (1997 -
                                                  1999); Chief Executive Officer
                                                  of Dillon, Read & Co. (1994 -
                                                  1997).

C. ALAN MACDONALD              Director since     Retired - General Business and  Currently serves as director
415 Round Hill Road            1989; and Lead     Governance Consulting (since    of Fountainhead Water Company,
Greenwich, CT                  Independent        1992); formerly President and   Lincoln Snacks, H.J. Baker,
Date of Birth: 5/19/1933       Director           CEO of Nestle Foods.            and Seix Fund, Inc.*

THOMAS J. NEFF                 Director since     Chairman of Spencer Stuart, an  Currently serves as director
Spencer Stuart                 1989               executive search consulting     of Ace, Ltd. and Exult, Inc.
277 Park Avenue                                   firm (since 1996); President
New York, NY                                      of Spencer Stuart (1979-1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III              Director since     President and CEO of Landing    Currently serves as Chairman
80 Pinckney Street             2002; resigned     Point Capital (since 2002);     of Rockerfeller Foundation,
Boston, MA                     3/3/2003           Chairman and CEO of United      Director as Nashua Corp. and
Date of Birth: 3/5/1943                           Asset Management Corporation    Memorial Drive Trust
                                                  (2000 to 2001); Chairman and
                                                  CEO of UNUMProvident
                                                  Corporation (1999 - merger);
                                                  Chairman and CEO of UNUM
                                                  Corporation (1988 -1999).

----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

          NAME AND             CURRENT POSITION    LENGTH OF SERVICE       PRINCIPAL OCCUPATION
       (DATE OF BIRTH)           WITH COMPANY     OF CURRENT POSITION     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
ROBERT S. DOW                  Chief Executive    Elected in 1995      Managing Partner and Chief
(3/8/1945)                     Officer and                             Investment Officer of Lord
                               President                               Abbett since 1996.

SHOLOM DINSKY                  Executive Vice     Elected in 2003      Partner and Large Cap Value
(3/24/1944)                    President                               Investment Manager, joined
                                                                       Lord Abbett in 2000, formerly
                                                                       Managing Director of
                                                                       Prudential Asset Management,
                                                                       prior thereto Director of
                                                                       Equity Research and Senior
                                                                       Vice President at Mitchell
                                                                       Hutchins Asset Management.

KEVIN P. FERGUSON              Executive Vice     Elected in 2003      Partner and Mid Cap Growth
(10/3/1964)                    President                               Investment Manager, joined
                                                                       Lord Abbett in 1999, formerly
                                                                       Portfolio Manager/Senior Vice
                                                                       President at Lynch & Mayer,
                                                                       Inc.

ROBERT P. FETCH                Executive Vice     Elected in 2003      Partner and Small-Cap Value
(2/18/1953)                    President                               Senior Investment Manager,
                                                                       joined Lord Abbett in 1995.

KENNETH G. FULLER              Executive Vice     Elected in 2003      Investment Manager - Large Cap
(4/22/1945)                    President                               Value, joined Lord Abbett in
                                                                       2002, formerly Portfolio
                                                                       Manager and Senior Vice
                                                                       President at Pioneer
                                                                       Investment Management, Inc.
                                                                       from 1999 to 2002; prior
                                                                       thereto Principal, Manley,
                                                                       Fuller Asset Management.

INGRID C. HOLM                 Executive Vice     Elected in 2001      Investment Manager-Global
(3/21/1959)                    President                               Equity, joined Lord Abbett in
                                                                       2001, formerly International
                                                                       Portfolio Manager of
                                                                       Batterymarch Financial
                                                                       Management, Inc. from 2000 to
                                                                       2001, prior thereto held
                                                                       various positions at the
                                                                       Prudential Insurance Company
                                                                       of America.

        NAME AND               CURRENT POSITION    LENGTH OF SERVICE       PRINCIPAL OCCUPATION
     (DATE OF BIRTH)             WITH COMPANY     OF CURRENT POSITION     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
W. THOMAS HUDSON, JR.          Executive Vice     Elected in 1993      Partner and Investment
(12/16/1941)                   President                               Manager, joined Lord Abbett in
                                                                       1982.

ROBERT G. MORRIS               Executive Vice     Elected in 1995      Partner and Director of Equity
(11/06/1944)                   President                               Investments, joined Lord
                                                                       Abbett in 1991.

ELI M. SALZMANN                Executive Vice     Elected in 1999      Partner and Director of
(3/24/1964)                    President                               Institutional Equity
                                                                       Investments, joined Lord
                                                                       Abbett in 1997.

CHRISTOPHER J. TOWLE           Executive Vice     Elected in 1999      Partner and Portfolio Manager,
(10/12/1957)                   President                               joined Lord Abbett in 1987.

EDWARD VON DER LINDE           Executive Vice     Elected in 1999      Partner and Investment
(6/12/1960)                    President                               Manager, joined Lord Abbett in
                                                                       1988.

TRACIE E. AHERN                Vice President     Elected in 1999      Partner and Director of
(1/12/1968)                    and Treasurer                           Portfolio Accounting and
                                                                       Operations, joined Lord Abbett
                                                                       in 1999, prior thereto Vice
                                                                       President - Head of Fund
                                                                       Administration of Morgan
                                                                       Grenfell.

EILEEN K. BANKO                Vice President     Elected in 1999      Equity Analyst, joined Lord
(11/3/1967)                                                            Abbett in 1990.

JOAN A. BINSTOCK               Chief Financial    Elected in 1999      Partner and Chief Operations
(3/4/1954)                     Officer and Vice                        Officer, joined Lord Abbett in
                               President                               1999, prior thereto Chief
                                                                       Operating Officer of Morgan
                                                                       Grenfell.

ZANE E. BROWN                  Vice President     Elected in 1996      Partner and Director of Fixed
(12/09/51)                                                             Income Management, joined
                                                                       Lord Abbett in 1992.

DAVID G. BUILDER               Vice President     Elected in 1999      Equity Analyst, joined Lord
(1/4/1954)                                                             Abbett in 1998.

DANIEL E. CARPER               Vice President     Elected in 1990      Partner, joined Lord Abbett in
(1/22/1952)                                                            1979.

DANIEL H. FRASCARELLI          Vice President     Elected in 2003      Partner and Investment
(3/11/1954)                                                            Manager, joined Lord Abbett in
                                                                       1990.

MICHAEL S. GOLDSTEIN           Vice President     Elected in 1999      Partner and Fixed Income
(10/29/1968)                                                           Investment Manager, joined
                                                                       Lord Abbett in 1997.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

         NAME AND              CURRENT POSITION    LENGTH OF SERVICE       PRINCIPAL OCCUPATION
      (DATE OF BIRTH)            WITH COMPANY     OF CURRENT POSITION     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
HOWARD E. HANSEN               Vice President     Elected in 1999      Investment Manager, joined
(10/13/1961)                                                           Lord Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.    Vice President     Elected in 2003      Research Analyst, joined Lord
(9/7/1963)                                                             Abbett in 1998.

PAUL A. HILSTAD                Vice President     Elected in 1995      Partner and General Counsel,
(12/13/1942)                   and Secretary                           joined Lord Abbett in 1995.

ELLEN G. ITSKOVITZ             Vice President     Elected in 2001      Partner and Senior Research
(10/30/1957)                                                           Analyst, joined Lord Abbett in
                                                                       1998.

LAWRENCE H. KAPLAN             Vice President     Elected in 1997      Partner and Deputy General
(1/16/1957)                    and Assistant                           Counsel, joined Lord Abbett in
                               Secretary                               1997.

MAREN LINDSTROM                Vice President     Elected in 2001      Partner and Fixed Income
(9/17/1962)                                                            Investment Manager, joined
                                                                       Lord Abbett in 2000, prior
                                                                       thereto Director Convertible
                                                                       Sales at UBS AG from 1999 to
                                                                       2000, prior thereto Vice
                                                                       President-Convertible Sales at
                                                                       Deutsche Bank Securities Inc.
                                                                       from 1998 to 1999.

A. EDWARD OBERHAUS, III        Vice President     Elected in 1998      Partner and Manager of Equity
(12/21/1959)                                                           Trading, joined Lord Abbett in
                                                                       1983.

CHRISTINA T. SIMMONS           Vice President     Elected in 2001      Assistant General Counsel,
(11/12/1957)                   and Assistant                           joined Lord Abbett in 1999,
                               Secretary                               formerly Assistant General
                                                                       Counsel of Prudential
                                                                       Investments from 1998 to 1999,
                                                                       prior thereto Counsel of
                                                                       Drinker, Biddle & Reath LLP, a
                                                                       law firm.

BERNARD J. GRZELAK             Assistant          Elected in 2003      Director of Fund
(6/12/1971)                    Treasurer                               Administration, joined Lord
                                                                       Abbett in 2003, formerly Vice
                                                                       President, Lazard Asset
                                                                       Management from 2000 to 2003,
                                                                       prior thereto Manager of
                                                                       Deloitte & Touche LLP.


Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

[LORD ABBETT LOGO]


    This report when not used for the general information of shareholders of the Fund is to be distributed only if preceded or accompanied by a current Fund Prospectus.

Lord Abbett Mutual Fund shares are distributed by:
           LORD ABBETT DISTRIBUTOR LLC                   LORD ABBETT SERIES FUND, INC.             LASFGO-2-1203
90 Hudson Street - Jersey City, New Jersey 07302-3973           GROWTH OPPORTUNITIES PORTFOLIO            (2/04)

[LORD ABBETT LOGO]

 2003
  ANNUAL
    REPORT

  LORD ABBETT
  SERIES FUND -
  INTERNATIONAL PORTFOLIO

  FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND - INTERNATIONAL PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

DEAR SHAREHOLDER: We are pleased to provide you with this twelve-month overview of the Lord Abbett Series Fund - International Portfolio's (the Fund) strategies and performance for the fiscal year ended December 31, 2003. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. An improving global economic picture helped to power international equities to a strong year in 2003, following an early sell-off that ended in mid-March. Gross domestic product (GDP) growth strengthened throughout the year in the U.S., and better industrial and consumer statistics were seen even in lagging economies such as Germany and Japan. Low interest rates spurred economic growth in many parts of the world, but inflation remained low. By year-end, only the U.K. and Australia began to raise interest rates on the back of strong consumer spending, particularly with regard to housing. International equity returns to U.S. investors were also helped by the declining U.S. dollar, which fell sharply against the euro during the period, and less sharply versus the yen and sterling. Stronger local currencies did not appear to impact export-related business in other countries as global demand rose.

   International small caps outperformed large caps in the first three quarters of the year, as investors anticipated better earnings among smaller, more cyclical companies. Investors also raised their tolerance for more speculative equities, and the stocks of restructuring and/or unprofitable companies did well after having been ignored in 2002. Continental Europe and Canada were the strongest performing regions over the period, helped by strong currencies and a tilt toward cyclicals and metals. Japan lagged despite a strong third-quarter bounce. Among sectors, telecommunications, although a small sector by weight, was the star performer, up over 80%, as it contained many previously debt-ridden, money-losing companies that have been restructured. Technology sharply outperformed, up

--------------------------------------------------------------------------------

over 70%. As expected, steady, defensive sectors such as consumer staples, utilities and healthcare underperformed.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED DECEMBER 31, 2003?

A: For the fiscal year ended December 31, 2003, Lord Abbett Series Fund - International Portfolio returned 41.3%, reflecting performance at the Net Asset Value (NAV) of Class VC shares, with all distributions reinvested, but underperformed the S&P/Citigroup US$500 Million-US$2.5 Billion World ex-U.S. Index,(1) which returned 56.0% over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, as of December 31, 2003 are: 1 year: 41.25%, and Since Inception (9/15/99): -4.35%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. The principal reason for underperformance was the Fund's poor stock selection in the information technology and healthcare sectors. The Fund is actively managed and, as a result, asset allocation may change. Sectors may include many industries. Information technology was the strongest performing sector in the index, up over 70%. The Fund's technology holdings performed well, but the Fund's holdings were higher quality companies and rallied less than the general sector, which favored more speculative stocks. In healthcare, the Fund was hurt by holdings in Japanese med-tech companies whose growth prospects disappointed investors.

   Benefiting Fund performance was stock selection within the financial sector, where holdings in Australian and European insurers and banks outperformed. Stock selection within the materials sector was also positive, driven, in particular, by gold mining holdings.

(1) The S&P/Citigroup US$500 Million-US$2.5 Billion World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The World ex-U.S. composite includes all developed countries except the United States. Source:
S&P/Citigroup. S&P/Citigroup Global Equity Index SystemSM and the names of each of the indices and subindices which it comprises (GEIS and such indices and subindices, each an "Index" and collectively, the "Indices") are service marks of S&P/Citigroup. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

--------------------------------------------------------------------------------

IMPORTANT PERFORMANCE AND OTHER INFORMATION
The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: SEE NOTES TO FINANCIAL STATEMENTS FOR A DISCUSSION OF INVESTMENT RISKS. FOR A MORE DETAILED DISCUSSION OF THE RISKS ASSOCIATED WITH THE FUND, PLEASE SEE THE FUND'S PROSPECTUS.

PERFORMANCE: PERFORMANCE DATA QUOTED ABOVE IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT www.LordAbbett.com.

THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND INCLUDING THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES THAT YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THIS FUND OR ANY LORD ABBETT MUTUAL FUND PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P/Citigroup US$500 Million-US$2.5 Billion World ex-U.S. Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              THE FUND (CLASS VC SHARES)       S&P/CITIGROUP US$500 MILLION-
                AT NET ASSET VALUE          US$2.5 BILLION WORLD EX-U.S. INDEX(1)*
Sep 15, 99           $  10,000                          $  10,000
12/31/99             $  12,940                          $  10,537
3/31/2000            $  14,260                          $  10,654
6/30/2000            $  12,547                          $  10,705
9/30/2000            $  12,242                          $  10,233
12/31/2000           $   9,698                          $   9,685
3/31/2001            $   7,886                          $   8,807
6/30/2001            $   8,010                          $   9,194
9/30/2001            $   6,662                          $   7,815
12/31/2001           $   7,107                          $   8,369
3/31/2002            $   6,959                          $   8,902
6/30/2002            $   6,936                          $   9,222
9/30/2002            $   5,653                          $   7,776
12/31/2002           $   5,848                          $   7,979
3/31/2003            $   5,562                          $   7,745
6/30/2003            $   6,513                          $   9,454
9/30/2003            $   7,259                          $  10,922
12/31/2003           $   8,261                          $  12,448

                              FISCAL YEAR-END 12/31
                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIOD ENDED DECEMBER 31, 2003

                                    1 YEAR    LIFE OF FUND
          CLASS VC(2)               41.25%        -4.35%

(1) Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on September 30, 1999.

(2) The Class VC shares were first offered on September 15, 1999.

* This Index has been renamed.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                       U.S. $
                                                       VALUE
INVESTMENTS                                  SHARES    (000)
--------------------------------------------------------------
COMMON STOCK 91.67%

AUSTRALIA 6.28%
James Hardie
Industries N.V.                               8,140   $     42
Newcrest Mining Ltd.                          5,620         55
Promina Group Ltd.                           17,200         43
QBE Insurance Group Ltd.                      6,690         53
Santos Ltd.                                   6,140         32
                                                      --------
TOTAL                                                      225
                                                      --------

BELGIUM 1.51%
Colruyt N.V.                                    560         54
                                                      --------

CANADA 2.65%
Cognos, Inc.*                                 1,410         43
Cott Corp.*                                   1,840         52
                                                      --------
TOTAL                                                       95
                                                      --------

CHINA 1.06%
People's Food
Holdings Ltd.                                33,893         24
United Food Holdings Ltd.                    43,369         14
                                                      --------
TOTAL                                                       38
                                                      --------

FRANCE 8.58%
Imerys S.A.                                     230         48
IPSOS                                           580         54
Neopost S.A.                                  1,000         50
Pierre & Vacances                               200         20
Publicis Groupe                               1,540         50
SR Teleperformance                            2,000         43
Zodiac S.A.                                   1,420         42
                                                      --------
TOTAL                                                      307
                                                      --------

GERMANY 5.20%
Continental AG                                1,560         59
Medion AG                                     1,060         42
Puma AG                                         480         85
                                                      --------
TOTAL                                                      186
                                                      --------

GREECE 1.42%
Opap                                          3,570   $     51
                                                      --------

HONG KONG 5.42%
ASM Pacific Technology Ltd.                   4,965         22
Dah Sing Financial                            6,800         51
Esprit Holdings Ltd.                         13,800         46
Hong Kong Exchanges &
Clearing Ltd.                                21,500         47
Smartone
Telecommunications                           27,500         28
                                                      --------
TOTAL                                                      194
                                                      --------

INDIA 1.65%
ICICI Bank Ltd. ADR                           3,460         59
                                                      --------

IRELAND 3.32%
Anglo Irish Bank Corp. plc                    4,800         76
Depfa Bank plc                                  340         43
                                                      --------
TOTAL                                                      119
                                                      --------

ITALY 4.30%
Credito Emiliano S.p.A                        6,580         47
Davide Campari-Milano S.p.A                   1,120         54
Merloni Elettrodomestici                      2,790         53
                                                      --------
TOTAL                                                      154
                                                      --------

JAPAN 20.47%
Alps Electric Co. Ltd.                        2,600         38
Arisawa Manufacturing Co. Ltd.                1,170         47
Casio Computer Co. Ltd.                       5,400         57
Chugoku Marine Paints Ltd.                    5,000         31
Don Quijote Co. Ltd.                            800         41
Goodwill Group, Inc.                             15         33
KOSE Corp.                                    1,200         43
Matsumotokiyoshi Co. Ltd.                     1,600         36
Misumi Corp.                                    900         40
Mitsui Mining & Smelting Co.                  8,900         37

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                       U.S. $
                                                       VALUE
INVESTMENTS                                  SHARES    (000)
--------------------------------------------------------------
Nitori Co. Ltd.                                 700   $     44
Nitto Denko Corp.                             1,005         54
Park24 Co. Ltd.                               2,200         50
Stanley Electronic Co., Ltd.                  2,300         45
THK Co. Ltd.                                  2,230         45
Uni-Charm Corp.                                 950         47
Yamaha Motor Co. Ltd.                         4,150         45
                                                      --------
TOTAL                                                      733
                                                      --------

RUSSIA 1.59%
Vimpelcom ADR*                                  770         57
                                                      --------

SINGAPORE 3.41%
Great Eastern Holdings Ltd.                   3,000         19
Neptune Orient Lines Ltd.*                   26,100         33
Venture Corp.                                 4,235         50
Want Want Holdings Ltd.                      21,000         20
                                                      --------
TOTAL                                                      122
                                                      --------

SOUTH KOREA 0.25%
NHN Corp                                         75          9
                                                      --------

SPAIN 7.37%
Corporacion Mapfre S.A.                       3,910         55
Grupo Ferrovial S.A.                          1,510         53
Iberia Lineas Aereas
de Espana S.A.                               20,190         58
Indra Sistemas, S.A.                          3,790         49
Prosegur, Compania
de Seguridad S.A.                             3,000         49
                                                      --------
TOTAL                                                      264
                                                      --------

SWEDEN 1.37%
Getinege AB                                   5,120         49
                                                      --------

SWITZERLAND 2.91%
Geberit AG                                      120         59
Nobel Biocare AB                                450         45
                                                      --------
TOTAL                                                      104
                                                      --------

UNITED KINGDOM 12.91%
Aegis Group plc                              29,450   $     52
Cattles plc                                   6,810         41
Close Brothers Group plc                      3,960         52
HIT Entertainment plc                         7,870         41
ICAP plc                                      2,120         59
Lastminute.com plc*                           9,480         38
Man Group plc                                 2,060         54
Michael Page International                    9,662         32
Next plc                                      2,340         47
Premier Farnell plc                          11,000         46
                                                      --------
TOTAL                                                      462
                                                      --------

TOTAL COMMON STOCKS
(Cost $2,502,860)                                        3,282
                                                      ========

NON-CONVERTIBLE PREFERRED STOCK 1.12%

GERMANY 1.12%
Prosieben Sat.1 Media AG
(Cost $35,651)                                2,450         40
                                                      ========

                                          PRINCIPAL
                                             AMOUNT
                                              (000)
                                          ---------
SHORT-TERM INVESTMENT 1.01%

REPURCHASE AGREEMENT 1.01%

Repurchase Agreement
dated 12/31/2003,
0.80% due 1/2/2004
with State Street Bank &
Trust Co. collateralized by
$35,000 of Federal National
Mortgage Assoc. at 3.875%
due 3/15/2005;
value: $36,417; proceeds:
$35,639 (Cost $35,637)                     $     36         36
                                                      ========
TOTAL INVESTMENTS
93.80% (Cost $2,574,148)                              $  3,358
                                                      ========

   *Non-income producing security.
ADR-American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2003

SECURITIES PRESENTED BY INDUSTRY (UNAUDITED):

Aerospace & Defense                               1.16%
Air Transportation                                1.62%
Autos & Auto Parts                                4.17%
Banks & Financial Services                        2.13%
Chemicals                                         3.67%
Computer Hardware                                 1.16%
Computer Services                                 1.36%
Computer Software                                 1.21%
Construction Materials                            2.53%
Consumer Building                                 1.65%
Consumer Durables                                 1.60%
Consumer Non-Durables                             6.89%
Diversified Financials                            1.66%
Electronics                                       4.35%
Engineering & Capital Goods                       2.88%
Engineering & Construction                        1.48%
Food & Drink                                      4.58%
General Manufacturing & Services                  6.98%
Healthcare Products & Supplies                    2.65%
Internet Companies                                0.24%
Leisure & Recreation                              2.00%
Media                                             7.82%
Mining & Metals                                   2.56%
Non-Property Financials                          15.73%
Oil & Gas                                         0.89%
Retail                                            6.53%
Short-Term Investments                            1.00%
Surface Transportation                            0.93%
Telecommunications Services                       2.37%
                                                 -----
TOTAL                                            93.80%
                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:
   Investment in securities, at value (cost $2,574,148)                       $   3,357,521
   Foreign cash, at value (cost $238,649)                                           243,987
   Receivables:
     Interest and dividends                                                           4,119
     Investment securities sold                                                      69,447
     Capital shares sold                                                             11,911
     From Lord, Abbett & Co. LLC                                                     11,475
   Prepaid expenses                                                                       6
-------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                   3,698,466
-------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                                 91,627
     Capital shares reacquired                                                        1,009
     Management fee                                                                   2,979
     Fund administration                                                                117
     Directors' fees                                                                    425
   Accrued expenses                                                                  22,298
-------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                118,455
===========================================================================================
NET ASSETS                                                                    $   3,580,011
===========================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $   3,546,596
Distributions in excess of net investment income                                       (459)
Accumulated net realized loss on investments and foreign
   currency related transactions                                                   (754,540)
Net unrealized appreciation on investments and translation
   of assets and liabilities denominated in foreign currencies                      788,414
-------------------------------------------------------------------------------------------
NET ASSETS                                                                    $   3,580,011
===========================================================================================
OUTSTANDING SHARES                                                                  504,301

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                 $        7.10
===========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                     $      58,131
Interest                                                                             23,254
Foreign withholding tax                                                              (4,102)
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                              77,283
-------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                       23,684
Shareholder servicing                                                                13,294
Professional                                                                          5,704
Reports to shareholders                                                              12,998
Fund administration                                                                     946
Custody                                                                              24,416
Directors' fees                                                                         115
-------------------------------------------------------------------------------------------
Gross expenses                                                                       81,157
   Expense reductions                                                                   (22)
   Expenses assumed by Lord, Abbett & Co. LLC                                       (47,972)
-------------------------------------------------------------------------------------------
NET EXPENSES                                                                         33,163
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                44,120
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments and foreign currency related transactions           34,084
Net change in unrealized appreciation/depreciation on investments and
   translation of assets and liabilities denominated in foreign currencies          817,482
===========================================================================================
NET REALIZED AND UNREALIZED GAIN                                                    851,566
===========================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $     895,686
===========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE         FOR THE
                                                                           YEAR ENDED      YEAR ENDED
                                                                         DECEMBER 31,    DECEMBER 31,
INCREASE IN NET ASSETS                                                           2003            2002
OPERATIONS:
Net investment income                                                    $     44,120    $      6,842
Net realized gain (loss) on investments and foreign currency
   related transactions                                                        34,084        (340,729)
Net change in unrealized appreciation/depreciation on
   investments and translation of assets and liabilities
   denominated in foreign currencies                                          817,482          24,392
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               895,686        (309,495)
=====================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                         (50,336)        (16,876)
=====================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                               1,400,611       2,159,313
Reinvestment of distributions                                                  50,336          16,876
Cost of shares reacquired                                                    (485,938)     (1,160,810)
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS          965,009       1,015,379
=====================================================================================================
NET INCREASE IN NET ASSETS                                                  1,810,359         689,008
=====================================================================================================
NET ASSETS:
Beginning of year                                                           1,769,652       1,080,644
-----------------------------------------------------------------------------------------------------
END OF YEAR                                                              $  3,580,011    $  1,769,652
=====================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                         $       (459)   $     (5,114)
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                           YEAR ENDED 12/31                    9/15/1999(c)
                                            -----------------------------------------------         TO
                                               2003        2002        2001         2000        12/31/1999
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD        $     5.10  $     6.26  $     8.56   $    11.86     $    10.00
                                            ==========  ==========  ==========   ==========     ==========

Investment operations
  Net investment income(a)                         .11         .03         .04          .17            .03
  Net realized and unrealized gain (loss)         1.99       (1.14)      (2.33)       (3.15)          2.88
                                            ----------  ----------  ----------   ----------     ----------
    Total from investment operations              2.10       (1.11)      (2.29)       (2.98)          2.91
                                            ----------  ----------  ----------   ----------     ----------
Distributions to shareholders from:
  Net investment income                           (.10)       (.05)       (.01)        (.24)          (.03)
  Net realized gain                                  -           -           -         (.08)         (1.02)
                                            ----------  ----------  ----------   ----------     ----------
    Total distributions                           (.10)       (.05)       (.01)        (.32)         (1.05)
                                            ----------  ----------  ----------   ----------     ----------
NET ASSET VALUE, END OF PERIOD              $     7.10  $     5.10  $     6.26   $     8.56     $    11.86
                                            ==========  ==========  ==========   ==========     ==========

Total Return(b)                                  41.25%     (17.70)%    (26.73)%     (25.05)%        29.39%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and
    expense reductions                            1.40%       1.35%       1.03%           -              -
  Expenses, excluding waiver and
    expense reductions                            3.42%       5.77%       6.15%        2.37%          1.53%(d)
  Net investment income                           1.86%        .45%        .64%        1.49%           .27%(d)

                                                         YEAR ENDED 12/31                    9/15/1999(c)
                                            -----------------------------------------------       TO
SUPPLEMENTAL DATA:                            2003        2002        2001       2000         12/31/1999
--------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)          $ 3,580     $ 1,770     $ 1,081      $   824         $   663
   Portfolio turnover rate                    61.83%      59.34%      52.43%       18.68%          38.29%
========================================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of operations.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven portfolios. This report covers International Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are allocated among the portfolios within the Company on a pro rata basis.

(f) FOREIGN TRANSACTIONS-The books and the records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in net realized gain (loss) on investments and foreign currency related transactions on the Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-The Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Statement of Operations. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments and foreign currency related transactions on the Statement of Operations. As of December 31, 2003, there are no forward foreign currency exchange contracts outstanding.

(h) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(i) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities or U.S. government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of 1.00%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the year ended December 31, 2003, Lord Abbett contractually limited the Fund's other expenses (excluding management fee) to an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into service arrangements, which may permit it to make payments under certain circumstances to insurance companies at an annual rate up to .25% of the Fund's average daily net assets attributable to the insurance companies' variable annuity contract owners. For the year ended December 31, 2003, the Fund incurred expenses of $3,847 for such servicing payments, which have been included in shareholder servicing expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 is as follows:

                                  12/31/2003     12/31/2002
-----------------------------------------------------------
Distributions paid from:
   Ordinary income                $  50,336      $  16,876
----------------------------------------------------------
Total distributions paid          $  50,336      $  16,876
==========================================================

As of December 31, 2003, the components of accumulated gains on a tax basis are as follows:

Undistributed ordinary income - net              $     258
----------------------------------------------------------
   Total undistributed earnings                        258
Capital loss carryforwards*                       (750,658)
Temporary differences                                 (717)
Unrealized gains - net                             784,532
----------------------------------------------------------
   Total accumulated gains - net                 $  33,415
==========================================================

* As of December 31, 2003, the capital loss carryforwards along with the related expiration dates are as follows:

                              2009              2010             2011              TOTAL
----------------------------------------------------------------------------------------
                        $  387,379        $  311,676        $  51,603         $  750,658

As of December 31, 2003, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                    $ 2,578,030
-------------------------------------------------------
Gross unrealized gain                           797,636
Gross unrealized loss                           (18,145)
-------------------------------------------------------
   Net unrealized security gain             $   779,491
=======================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2003 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                               UNDISTRIBUTED
                    (DISTRIBUTIONS IN EXCESS        ACCUMULATED
                          OF) NET INVESTMENT       NET REALIZED          PAID-IN
                                      INCOME        GAIN (LOSS)          CAPITAL
--------------------------------------------------------------------------------
                                   $  10,871        $  (10,876)             $  5

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the year ended December 31, 2003 are as follows:

PURCHASES                              SALES
--------------------------------------------
$ 2,367,713                      $ 1,295,979

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2003.

As of December 31, 2003, there were no securities on loan and there was no securities lending activity during the year ended December 31, 2003.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's net asset value.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small-cap companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of large-cap companies, including more volatility and less liquidity. These factors can affect Fund performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 50 million shares of $.001 par share value capital stock. Transactions in shares of capital stock are as follows:

                                                YEAR ENDED            YEAR ENDED
                                         DECEMBER 31, 2003     DECEMBER 31, 2002
--------------------------------------------------------------------------------
Shares Sold                                        232,424               369,731
Reinvestment of distributions                        7,338                 3,368
Shares reacquired                                  (82,766)             (198,369)
--------------------------------------------------------------------------------
Increase                                           156,996               174,730
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - INTERNATIONAL PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - International Portfolio (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - International Portfolio as of December 31, 2003, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
February 11, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                  CURRENT POSITION
NAME AND                         LENGTH OF SERVICE                   PRINCIPAL OCCUPATION                         OTHER
DATE OF BIRTH                      WITH COMPANY                     DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Director since 1995;             Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC          Chairman since 1996              Investment Officer of Lord Abbett
90 Hudson Street                                                 since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                  CURRENT POSITION
NAME AND                         LENGTH OF SERVICE                   PRINCIPAL OCCUPATION                         OTHER
DATE OF BIRTH                      WITH COMPANY                     DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW               Director since 1994              Managing General Partner, Bigelow     Currently serves as
Bigelow Media, LLC                                               Media, LLC (since 2000); Senior       director of Adelphia
41 Madison Ave.,                                                 Adviser, Time Warner Inc. (1998 -     Communications, Inc., Crane
Suite 3810                                                       2000); Acting Chief Executive         Co., and Huttig Building
New York, NY                                                     Officer of Courtroom Television       Products Inc.
Date of Birth: 10/22/1941                                        Network (1997 - 1998); President and
                                                                 Chief Executive Officer of Time
                                                                 Warner Cable Programming, Inc. (1991
                                                                 - 1997).

WILLIAM H.T. BUSH               Director since 1998              Co-founder and Chairman of the Board  Currently serves as
Bush-O'Donnell &                                                 of the financial advisory firm of     director of Wellpoint
Co., Inc.                                                        Bush- O'Donnell & Company (since      Health Networks, Inc., DT
101 South Hanley Road                                            1986).                                Industries Inc., and
Suite 1250                                                                                             Engineered Support Systems,
St. Louis, MO                                                                                          Inc.
Date of Birth: 7/14/1938

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE                PRINCIPAL OCCUPATION                          OTHER
DATE OF BIRTH                    WITH COMPANY                  DURING PAST FIVE YEARS                     DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.     Director since 1998        Managing Director of Monitor Clipper      Currently serves as director of
Monitor Clipper Partners                              Partners (since 1997) and President of    Avondale, Inc. and Interstate
650 Madison Ave., 9th Fl.                             Clipper Asset Management Corp., both      Bakeries Corp.
New York, NY                                          private equity investment funds (since
Date of Birth: 10/25/1942                             1991).

JULIE A. HILL              Director elected           Owner and CEO of the Hillsdale Companies  Currently serves as director of
20 Via Diamante            February 2004              (1997 - present); Founder, President and  Wellpoint Health Networks, Inc.,
Newport Coast, CA                                     Owner of the Hiram-Hill and Hillsdale     Resources Connection Inc., and
Date of Birth: 7/16/1946                              Development Companies from 1998 to 2001.  Holcim (US) Inc. (parent company
                                                                                                Holcim Ltd).

FRANKLIN W. HOBBS          Director since 2001        Senior Advisor (since April 2003) and     Currently serves as director of
Houlihan Lokey                                        Former Chief Executive Officer of         Adolph Coors Company.
Howard & Zukin                                        Houlihan Lokey Howard & Zukin, an
685 Third Ave.                                        investment bank (January 2002 - April
New York, NY                                          2003); Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                              (1999 - 2001); Global Head of Corporate
                                                      Finance of SBC Warburg Dillon Read (1997
                                                      - 1999); Chief Executive Officer of
                                                      Dillon, Read & Co. (1994 - 1997).

C. ALAN MACDONALD          Director since 1989; and   Retired - General Business and            Currently serves as director of
415 Round Hill Road        Lead Independent Director  Governance Consulting (since 1992);       Fountainhead Water Company,
Greenwich, CT                                         formerly President and CEO of Nestle      Lincoln Snacks, H.J. Baker, and
Date of Birth: 5/19/1933                              Foods.                                    Seix Fund, Inc.*

THOMAS J. NEFF             Director since 1989        Chairman of Spencer Stuart, an executive  Currently serves as director of
Spencer Stuart                                        search consulting firm (since 1996);      Ace, Ltd. and Exult, Inc.
277 Park Avenue                                       President of Spencer Stuart
New York, NY                                          (1979- 1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III          Director since 2002;       President and CEO of Landing Point        Currently serves as Chairman of
80 Pinckney Street         resigned 3/3/2003          Capital (since 2002); Chairman and CEO    Rockerfeller Foundation, Director
Boston, MA                                            of United Asset Management Corporation    as Nashua Corp. and Memorial
Date of Birth: 3/5/1943                               (2000 to 2001); Chairman and CEO of       Drive Trust
                                                      UNUMProvident Corporation (1999 -
                                                      merger); Chairman and CEO of UNUM
                                                      Corporation (1988 -1999).

----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

    NAME AND                    CURRENT POSITION       LENGTH OF SERVICE                     PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH COMPANY        OF CURRENT POSITION                   DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW              Chief Executive Officer    Elected in 1995       Managing Partner and Chief Investment Officer of Lord
(3/8/1945)                 and President                                    Abbett since 1996.

SHOLOM DINSKY              Executive Vice             Elected in 2003       Partner and Large Cap Value Investment Manager, joined
(3/24/1944)                President                                        Lord Abbett in 2000, formerly Managing Director of
                                                                            Prudential Asset Management, prior thereto Director of
                                                                            Equity Research and Senior Vice President at Mitchell
                                                                            Hutchins Asset Management.

KEVIN P. FERGUSON          Executive Vice             Elected in 2003       Partner and Mid Cap Growth Investment Manager, joined
(10/3/1964)                President                                        Lord Abbett in 1999, formerly Portfolio Manager/Senior
                                                                            Vice President at Lynch & Mayer, Inc.

ROBERT P. FETCH            Executive Vice             Elected in 2003       Partner and Small-Cap Value Senior Investment Manager,
(2/18/1953)                President                                        joined Lord Abbett in 1995.

KENNETH G. FULLER          Executive Vice             Elected in 2003       Investment Manager - Large Cap Value, joined Lord
(4/22/1945)                President                                        Abbett in 2002, formerly Portfolio Manager and Senior
                                                                            Vice President at Pioneer Investment Management, Inc.
                                                                            from 1999 to 2002; prior thereto Principal, Manley,
                                                                            Fuller Asset Management.

INGRID C. HOLM             Executive Vice             Elected in 2001       Investment Manager-Global Equity, joined Lord Abbett
(3/21/1959)                President                                        in 2001, formerly International Portfolio Manager of
                                                                            Batterymarch Financial Management, Inc. from 2000 to
                                                                            2001, prior thereto held various positions at the
                                                                            Prudential Insurance Company of America.

         NAME AND               CURRENT POSITION             LENGTH OF SERVICE                   PRINCIPAL OCCUPATION
     (DATE OF BIRTH)              WITH COMPANY              OF CURRENT POSITION                 DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
W. THOMAS HUDSON, JR.          Executive Vice               Elected in 1993                Partner and Investment Manager, joined
(12/16/1941)                   President                                                   Lord Abbett in 1982.

ROBERT G. MORRIS               Executive Vice               Elected in 1995                Partner and Director of Equity
(11/06/1944)                   President                                                   Investments, joined Lord Abbett in 1991.

ELI M. SALZMANN                Executive Vice               Elected in 1999                Partner and Director of Institutional
(3/24/1964)                    President                                                   Equity Investments, joined Lord Abbett
                                                                                           in 1997.

CHRISTOPHER J. TOWLE           Executive Vice               Elected in 1999                Partner and Portfolio Manager, joined
(10/12/1957)                   President                                                   Lord Abbett in 1987.

EDWARD VON DER LINDE           Executive Vice               Elected in 1999                Partner and Investment Manager, joined
(6/12/1960)                    President                                                   Lord Abbett in 1988.

TRACIE E. AHERN                Vice President and           Elected in 1999                Partner and Director of Portfolio
(1/12/1968)                    Treasurer                                                   Accounting and Operations, joined Lord
                                                                                           Abbett in 1999, prior thereto Vice
                                                                                           President - Head of Fund Administration
                                                                                           of Morgan Grenfell.

EILEEN K. BANKO                Vice President               Elected in 1999                Equity Analyst, joined Lord Abbett in
(11/3/1967)                                                                                1990.

JOAN A. BINSTOCK               Chief Financial              Elected in 1999                Partner and Chief Operations Officer,
(3/4/1954)                     Officer and Vice                                            joined Lord Abbett in 1999, prior
                               President                                                   thereto Chief Operating Officer of
                                                                                           Morgan Grenfell.

ZANE E. BROWN                  Vice President               Elected in 1996                Partner and Director of Fixed Income
(12/09/51)                                                                                 Management, joined Lord Abbett in 1992.

DAVID G. BUILDER               Vice President               Elected in 1999                Equity Analyst, joined Lord Abbett in
(1/4/1954)                                                                                 1998.

DANIEL E. CARPER               Vice President               Elected in 1990                Partner, joined Lord Abbett in 1979.
(1/22/1952)

DANIEL H. FRASCARELLI          Vice President               Elected in 2003                Partner and Investment Manager, joined
(3/11/1954)                                                                                Lord Abbett in 1990.

MICHAEL S. GOLDSTEIN           Vice President               Elected in 1999                Partner and Fixed Income Investment
(10/29/1968)                                                                               Manager, joined Lord Abbett in 1997.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

         NAME AND               CURRENT POSITION             LENGTH OF SERVICE                     PRINCIPAL OCCUPATION
     (DATE OF BIRTH)              WITH COMPANY              OF CURRENT POSITION                   DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
HOWARD E. HANSEN               Vice President               Elected in 1999                Investment Manager, joined Lord Abbett in
(10/13/1961)                                                                               1995.

GERARD S. E. HEFFERNAN, JR.    Vice President               Elected in 2003                Research Analyst, joined Lord Abbett in
(9/7/1963)                                                                                 1998.

PAUL A. HILSTAD                Vice President and           Elected in 1995                Partner and General Counsel, joined Lord
(12/13/1942)                   Secretary                                                   Abbett in 1995.

ELLEN G. ITSKOVITZ             Vice President               Elected in 2001                Partner and Senior Research Analyst,
(10/30/1957)                                                                               joined Lord Abbett in 1998.

LAWRENCE H. KAPLAN             Vice President and           Elected in 1997                Partner and Deputy General Counsel,
(1/16/1957)                    Assistant Secretary                                         joined Lord Abbett in 1997.

MAREN LINDSTROM                Vice President               Elected in 2001                Partner and Fixed Income Investment
(9/17/1962)                                                                                Manager, joined Lord Abbett in 2000,
                                                                                           prior thereto Director Convertible Sales
                                                                                           at UBS AG from 1999 to 2000, prior
                                                                                           thereto Vice President-Convertible Sales
                                                                                           at Deutsche Bank Securities Inc. from
                                                                                           1998 to 1999.

A. EDWARD OBERHAUS, III        Vice President               Elected in 1998                Partner and Manager of Equity Trading,
(12/21/1959)                                                                               joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS           Vice President and           Elected in 2001                Assistant General Counsel, joined Lord
(11/12/1957)                   Assistant Secretary                                         Abbett in 1999, formerly Assistant
                                                                                           General Counsel of Prudential
                                                                                           Investments from 1998 to 1999, prior
                                                                                           thereto Counsel of Drinker, Biddle &
                                                                                           Reath LLP, a law firm.

BERNARD J. GRZELAK             Assistant Treasurer          Elected in 2003                Director of Fund Administration, joined
(6/12/1971)                                                                                Lord Abbett in 2003, formerly Vice
                                                                                           President, Lazard Asset Management from
                                                                                           2000 to 2003, prior thereto Manager of
                                                                                           Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

[LORD ABBETT(R) LOGO]

      This report when not used for the general information of shareholders of the Fund is to be distributed only if preceded or accompanied by a current Fund Prospectus.

  Lord Abbett Mutual Fund shares are distributed by:
           LORD ABBETT DISTRIBUTOR LLC                                  LORD ABBETT SERIES FUND, INC.                  LASFI-2-1203
90 Hudson Street - Jersey City, New Jersey 07302-3973                          INTERNATIONAL PORTFOLIO                       (2/04)

[LORD ABBETT LOGO]

2003
 ANNUAL
   REPORT

LORD ABBETT
SERIES FUND-
MID-CAP VALUE PORTFOLIO


FOR THE YEAR ENDED DECEMBER 31, 2003

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND-MID-CAP VALUE PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

DEAR SHAREHOLDER: We are pleased to provide you with this twelve-month overview of the Lord Abbett Series Fund-Mid-Cap Value Portfolio's (the Fund) strategies and performance for the fiscal year ended December 31, 2003. On this and the following pages, we discuss the major factors that influenced performance.

   Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,


/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first part of the period. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

     In June, the Federal Reserve Board (the Fed) cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed is attempting a variety of measures to promote and sustain growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. Additionally, imports can become more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S.-providing further stimulus for economic growth. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

     The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. For the reporting period, major indices advanced, but concerns over future growth grew as the summer ended.

--------------------------------------------------------------------------------

     As the economy entered the final months of 2003, gross domestic product
(GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from 3.3% growth in the second quarter. In addition, productivity data, an important gauge for inflation, remained strong and can be seen as an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is not uncommon for employment statistics to improve slower than other economic indicators. GDP grew at a 4% annual pace in the fourth quarter. Although this was slightly below expectations, the data continued to reinforce the view of an improving economy.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED DECEMBER 31, 2003?

A: For the fiscal year ended December 31, 2003, Lord Abbett Series Fund--Mid-Cap Value Portfolio returned 24.8%, reflecting performance at the Net Asset Value
(NAV) of Class VC shares, with all distributions reinvested, underperforming the S&P MidCap 400/BarraValue Index,(1) which returned 40.2% over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, as of December 31, 2003 are: 1 year:
24.75% and Since Inception (09/15/1999): 15.10%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: While the Fund's absolute performance was positive during the fiscal year, stock selection within the consumer discretionary sector was the largest detractor from relative returns. The Fund is actively managed and, as a result, asset allocation may change. Sectors may include many industries. Holdings of certain consumer product companies lowered the Fund's relative returns, as product line exits, margin reductions and lower 2004 profit outlooks created declines in these stocks. The Fund's decision to underweight the information technology sector also lowered the Fund's performance relative to the index. Focusing on value stocks with strong fundamentals, the investment team has yet to find compelling opportunities in this sector and believes much of the appreciation is the result of speculating. In addition, stock selection within the

--------------------------------------------------------------------------------

financials sector detracted from the Fund's returns, as certain insurance stocks faltered from higher underwriting expenses and increased loss adjustment costs.

     The largest benefit to the Fund's performance was the investment team's decision to hold an overweight within the healthcare sector, as the sector experienced strong returns. Stock selection within the energy sector also added to the Fund's performance. Strong revenue and profit growth, coupled with elimination of certain business lines, benefited these holdings. In addition, the Fund's underweight position in the utilities sector added to performance.

(1) The S&P MidCap 400/BarraValue Index is a market capitalization-weighted index of the stocks in the S&P MidCap 400 Index having the lowest price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: SEE NOTES TO FINANCIAL STATEMENTS FOR A DISCUSSION OF INVESTMENT RISKS. FOR A MORE DETAILED DISCUSSION OF THE RISKS ASSOCIATED WITH THE FUND, PLEASE SEE THE FUND'S PROSPECTUS.

PERFORMANCE: PERFORMANCE DATA QUOTED ABOVE IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT www.LordAbbett.com.

THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND INCLUDING THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES THAT YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THIS FUND OR ANY LORD ABBETT MUTUAL FUND PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment the S&P MidCap 400/Barra Value Index and the Russell Midcap(R) Value Index, assuming reinvestment of all dividends and distributions. The Fund believes that the Russell Midcap(R) Value Index more closely represents the universe of securities in which the Fund invests and therefore is considering substituting it for the S&P MidCap 400/Barra Value Index. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

             THE FUND (CLASS VC SHARES) AT NET ASSET VALUE   S&P MIDCAP 400/BARRA VALUE INDEX(1)     RUSSELL MIDCAP VALUE INDEX(1)
   9/15/99                                       $  10,000                             $  10,000                         $  10,000
  12/31/99                                       $   9,867                             $  10,728                         $  10,377
 3/31/2000                                       $  10,932                             $  11,401                         $  10,482
 6/30/2000                                       $  11,706                             $  11,097                         $  10,306
 9/30/2000                                       $  13,113                             $  12,546                         $  11,300
12/31/2000                                       $  15,041                             $  13,715                         $  12,367
 3/31/2001                                       $  14,811                             $  13,242                         $  11,930
 6/30/2001                                       $  15,669                             $  14,749                         $  12,771
 9/30/2001                                       $  14,372                             $  12,830                         $  11,296
12/31/2001                                       $  16,251                             $  14,694                         $  12,655
 3/31/2002                                       $  17,187                             $  16,153                         $  13,655
 6/30/2002                                       $  16,146                             $  15,205                         $  13,017
 9/30/2002                                       $  13,779                             $  12,395                         $  10,681
12/31/2002                                       $  14,661                             $  13,209                         $  11,436
 3/31/2003                                       $  13,497                             $  12,442                         $  10,972
 6/30/2003                                       $  15,559                             $  14,828                         $  12,934
 9/30/2003                                       $  16,267                             $  15,894                         $  13,703
12/31/2003                                       $  18,289                             $  18,517                         $  15,788

                              FISCAL YEAR-END 12/31
                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIOD ENDED DECEMBER 31, 2003

                         1 YEAR         LIFE OF FUND
CLASS VC(2)              24.75%               15.10%

(1) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for the indices begins on September 30, 1999.

(2) The Class VC shares were first offered on September 15, 1999.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

                                                                  VALUE
INVESTMENTS                                         SHARES        (000)
-----------------------------------------------------------------------
COMMON STOCKS 94.90%

AUTO COMPONENTS 2.33%
Dana Corp.                                         471,900   $    8,659
                                                             ----------

CHEMICALS 9.44%
Crompton Corp.^                                    494,400        3,545
Eastman Chemical Co.^                              256,600       10,144
IMC Global, Inc.                                   509,600        5,060
Monsanto Co.                                       341,800        9,837
Potash Corp. of
Saskatchewan^(a)                                    74,900        6,477
                                                             ----------
TOTAL                                                            35,063
                                                             ----------

COMMUNICATIONS EQUIPMENT 0.32%
Avaya, Inc.*^                                       91,600        1,185
                                                             ----------

CONTAINERS & PACKAGING 4.13%
Ball Corp.^                                        114,100        6,797
Pactiv Corp.*^                                     357,900        8,554
                                                             ----------
TOTAL                                                            15,351
                                                             ----------

ELECTRIC UTILITIES 5.11%
Ameren Corp.^                                      176,400        8,115
CMS Energy Corp.*                                  441,000        3,757
Northeast Utilities                                270,200        5,450
Puget Energy, Inc.                                  70,900        1,685
                                                             ----------
TOTAL                                                            19,007
                                                             ----------

ENERGY EQUIPMENT &
SERVICES 5.20%
GlobalSantaFe Corp.                                170,900        4,243
Halliburton Co.                                    334,300        8,692
Pride Int'l., Inc.*^                               342,600        6,386
                                                             ----------
TOTAL                                                            19,321
                                                             ----------

FOOD & STAPLES RETAILING 0.66%
Safeway, Inc.*                                     112,300        2,460
                                                             ----------

FOOD PRODUCTS 3.37%
Archer-Daniels-Midland
Co.                                                486,115   $    7,399
Dean Foods Co.*                                     80,200        2,636
Smithfield Foods, Inc.*^                           120,500        2,494
                                                             ----------
TOTAL                                                            12,529
                                                             ----------

GAS UTILITIES 1.93%
NiSource, Inc.                                     211,100        4,632
Southwest Gas Corp.^                               112,600        2,528
                                                             ----------
TOTAL                                                             7,160
                                                             ----------

HEALTHCARE EQUIPMENT &
SUPPLIES 2.32%
Bausch & Lomb, Inc.                                166,100        8,621
                                                             ----------

HEALTHCARE PROVIDERS &
SERVICES 5.92%
Aetna, Inc.                                        116,900        7,900
Caremark Rx, Inc.*^                                293,700        7,439
Health Net, Inc.*                                  203,900        6,668
                                                             ----------
TOTAL                                                            22,007
                                                             ----------

HOTELS, RESTAURANTS &
LEISURE 1.84%
Park Place Entertainment
Corp.*                                             441,700        4,784
Yum! Brands, Inc.*                                  59,800        2,057
                                                             ----------
TOTAL                                                             6,841
                                                             ----------

HOUSEHOLD DURABLES 5.28%
American Greetings
Corp.*^                                             79,300        1,734
Leggett & Platt, Inc.                              218,000        4,715
Newell Rubbermaid, Inc.                            228,500        5,203
Snap-on, Inc.                                      247,300        7,973
                                                             ----------
TOTAL                                                            19,625
                                                             ----------

INDUSTRIAL CONGLOMERATES 2.09%
Hubbell, Inc.                                      176,500        7,784
                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2003

                                                                  VALUE
INVESTMENTS                                         SHARES        (000)
-----------------------------------------------------------------------
INSURANCE 11.52%
Everest Re Group Ltd.(a)                           109,400   $    9,255
Arthur J. Gallagher & Co.^                         114,200        3,710
PartnerRe Ltd.(a)                                  133,200        7,732
PMI Group, Inc.^                                    92,200        3,433
SAFECO Corp.                                       229,200        8,923
Transatlantic
Holdings, Inc.^                                      8,600          695
Xl Capital Ltd.
Class A(a)                                         116,700        9,050
                                                             ----------
TOTAL                                                            42,798
                                                             ----------

LEISURE EQUIPMENT &
PRODUCTS 2.03%
Foot Locker, Inc.                                  321,100        7,530
                                                             ----------

MACHINERY 3.71%
CNH Global N.V.(a)                                 149,320        2,479
Cummins, Inc.^                                     102,400        5,011
The Timken Co.^                                    314,200        6,303
                                                             ----------
TOTAL                                                            13,793
                                                             ----------

MEDIA 1.16%
Interpublic Group of
Cos., Inc.*^                                       276,800        4,318
                                                             ----------

MULTI-LINE RETAIL 4.24%
Big Lots, Inc.*                                    338,100        4,804
Federated Department
Store, Inc.                                         39,100        1,843
J.C. Penney Co., Inc.                              278,000        7,306
May Department
Stores Co.                                          61,600        1,791
                                                             ----------
TOTAL                                                            15,744
                                                             ----------

OIL & GAS 2.06%
EOG Resources, Inc.                                165,500        7,641
                                                             ----------

PAPER & FOREST PRODUCTS 4.51%
Georgia-Pacific Corp.                              321,463   $    9,859
Meadwestvaco Corp.                                 232,300        6,911
                                                             ----------
TOTAL                                                            16,770
                                                             ----------

PHARMACEUTICALS 1.77%
King Pharmaceuticals,
Inc.*                                              157,200        2,399
Mylan Laboratories, Inc.                           164,875        4,165
                                                             ----------
TOTAL                                                             6,564
                                                             ----------

REAL ESTATE INVESTMENT TRUSTS 3.22%
Health Care Properties                              27,600        1,402
Healthcare Realty
Trust, Inc.                                        118,200        4,226
Host Marriott Corp.*                               514,400        6,337
                                                             ----------
TOTAL                                                            11,965
                                                             ----------

SOFTWARE 2.56%
Cadence Design
Systems, Inc.*                                     222,900        4,008
Sybase, Inc.*                                      268,200        5,519
                                                             ----------
TOTAL                                                             9,527
                                                             ----------

SPECIALTY RETAIL 2.84%
Office Depot, Inc.*^                               437,200        7,306
Payless ShoeSource,
Inc.*^                                             242,800        3,253
                                                             ----------
TOTAL                                                            10,559
                                                             ----------

TEXTILES & APPAREL 1.59%
Tommy Hilfiger
Corp.*^(a)                                         399,500        5,917
                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2003

                                                                  VALUE
INVESTMENTS                                         SHARES        (000)
-----------------------------------------------------------------------
TRADING COMPANIES &
DISTRIBUTORS 3.75%
Genuine Parts Co.^                                 247,000   $    8,201
W.W. Grainger, Inc.^                               120,600        5,715
                                                             ----------
TOTAL                                                            13,916
                                                             ----------
TOTAL COMMON STOCKS
(Cost $299,116,508)                                             352,655
                                                             ==========

SHORT-TERM INVESTMENTS 18.16%

COLLATERAL FOR SECURITIES ON LOAN 10.44%
State Street Navigator
Securities Lending
Prime Portfolio, 1.07%(b)                           38,816       38,816
                                                             ----------

                                                 PRINCIPAL
                                                    AMOUNT
                                                     (000)
                                                 ---------
REPURCHASE AGREEMENT 7.72%

Repurchase Agreement
dated 12/31/2003
0.80% due 1/2/2004
with State Street Bank &
Trust Co. collateralized
by $3,755,000 of Federal
Home Loan Bank at
1.50% due 5/13/2005,
and $25,535,000 of
Federal National
Mortgage Assoc. at
1.04% due 7/26/2004;
value: $29,257,649;
proceeds: $28,678,444                            $  28,677       28,677
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
(Cost $67,492,844)                                               67,493
                                                             ==========
TOTAL INVESTMENTS
113.06% (Cost $366,609,352)                                  $  420,148
                                                             ==========

    * Non-income producing security.
    ^ Security (or a portion of security) on loan. See Note 5.
  (a) Foreign security traded in U.S. dollars.
  (b) Rate shown reflects seven day yield as of December 31, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:
   Investment in securities, at value (cost $366,609,352)                $   420,147,649
   Receivables:
     Interest and dividends                                                      356,313
     Investment securities sold                                                  577,161
     Capital shares sold                                                       1,204,379
   Prepaid expenses                                                                  440
----------------------------------------------------------------------------------------
   TOTAL ASSETS                                                              422,285,942
----------------------------------------------------------------------------------------
LIABILITIES:
   Payable upon return of securities on loan                                  38,815,675
   Payables:
     Investment securities purchased                                          10,899,136
     Capital shares reacquired                                                   549,005
     Management fee                                                              222,180
     Fund administration                                                          11,942
     Directors' fees                                                               2,687
   Accrued expenses                                                              178,792
----------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                          50,679,417
========================================================================================
NET ASSETS                                                               $   371,606,525
========================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $   321,907,832
Distributions in excess of net investment income                                  (2,687)
Accumulated net realized loss on investments                                  (3,836,917)
Net unrealized appreciation on investments                                    53,538,297
----------------------------------------------------------------------------------------
NET ASSETS                                                               $   371,606,525
========================================================================================
OUTSTANDING SHARES                                                            21,809,149
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                            $         17.04
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends                                                                $     4,038,654
Interest                                                                         184,271
Securities lending-net                                                            18,588
Foreign withholding tax                                                          (11,933)
----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                        4,229,580
----------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                 1,727,937
Shareholder servicing                                                            554,690
Professional                                                                      51,353
Reports to shareholders                                                           25,038
Fund administration                                                               90,290
Custody                                                                           34,031
Directors' fees                                                                    3,707
Other                                                                             12,126
----------------------------------------------------------------------------------------
Gross expenses                                                                 2,499,172
   Expense reductions                                                             (2,043)
----------------------------------------------------------------------------------------
NET EXPENSES                                                                   2,497,129
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          1,732,451
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                               1,045,788
Net change in unrealized appreciation/depreciation on investments             60,237,949
========================================================================================
NET REALIZED AND UNREALIZED GAIN                                              61,283,737
========================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $    63,016,188
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEAR      FOR THE YEAR
                                                                                          ENDED             ENDED
                                                                                   DECEMBER 31,      DECEMBER 31,
INCREASE IN NET ASSETS                                                                     2003              2002
OPERATIONS:
Net investment income                                                            $    1,732,451    $      806,214
Net realized gain (loss) on investments                                               1,045,788        (1,470,284)
Net change in unrealized appreciation/depreciation on investments                    60,237,949        (8,578,126)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      63,016,188        (9,242,196)
=================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                (1,692,625)         (808,583)
Net realized gain                                                                    (3,499,360)                -
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                  (5,191,985)         (808,583)
=================================================================================================================
CAPITAL SHARE TRANSACTIONS:

Proceeds from sales of shares                                                       187,580,092       135,235,950
Reinvestment of distributions                                                         5,191,985           808,583
Cost of shares reacquired                                                           (24,817,054)      (15,552,007)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                167,955,023       120,492,526
=================================================================================================================
NET INCREASE IN NET ASSETS                                                          225,779,226       110,441,747
=================================================================================================================
NET ASSETS:
Beginning of year                                                                   145,827,299        35,385,552
-----------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                      $  371,606,525    $  145,827,299
=================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                 $       (2,687)   $       (1,648)
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED 12/31                       9/15/1999(c)
                                                   -------------------------------------------------------         TO
                                                      2003           2002           2001           2000        12/31/1999
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE,
  BEGINNING OF PERIOD                              $    13.86     $    15.45     $    14.38     $     9.87     $    10.00
                                                   ==========     ==========     ==========     ==========     ==========

Investment operations
  Net investment income(a)                                .11            .14            .13            .26            .05
  Net realized and unrealized gain (loss)                3.32          (1.65)          1.03           4.80           (.13)
                                                   ----------     ----------     ----------     ----------     ----------
    Total from investment operations                     3.43          (1.51)          1.16           5.06           (.08)
                                                   ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                  (.08)          (.08)          (.05)          (.11)          (.05)
  Net realized gain                                      (.17)             -           (.04)          (.44)             -
                                                   ----------     ----------     ----------     ----------     ----------
    Total distributions                                  (.25)          (.08)          (.09)          (.55)          (.05)
                                                   ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                     $    17.04     $    13.86     $    15.45     $    14.38     $     9.87
                                                   ==========     ==========     ==========     ==========     ==========

Total Return(b)                                         24.75%         (9.78)%         8.05%         52.45%          (.82)%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and
    expense reductions                                   1.08%          1.11%           .99%             -              -
  Expenses, excluding waiver and
    expense reductions                                   1.08%          1.16%          1.20%          1.56%          1.09%(d)
  Net investment income                                   .75%           .95%           .88%          2.11%           .51%(d)

                                                                       YEAR ENDED 12/31                       9/15/1999(c)
                                                   -------------------------------------------------------         TO
SUPPLEMENTAL DATA:                                    2003           2002           2001           2000        12/31/1999
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                    $  371,607     $  145,827     $   35,386     $    3,578     $      532
Portfolio turnover rate                                 15.38%         21.84%         27.83%         56.42%         22.92%
===========================================================================================================================

(a)  Calculated using average shares outstanding during the period.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Commencement of operations.
(d)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven separate portfolios. This report covers Mid-Cap Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are allocated among the portfolios within the Company on a pro rata basis.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities or U.S. government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into service arrangements, which may permit it to make payments under certain circumstances to insurance companies at annual rates ranging from .15% to .35% of the Fund's average daily net assets attributable to the insurance companies' variable annuity contract owners. For the year ended December 31, 2003, the Fund incurred expenses of $504,263 for such servicing payments, which have been included in shareholder servicing expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 is as follows:

                                        12/31/2003     12/31/2002
-----------------------------------------------------------------
Distributions paid from:
Ordinary income                       $  2,058,584   $    808,583
Net long-term capital gains              3,133,401              -
-----------------------------------------------------------------
Total distributions paid              $  5,191,985   $    808,583
=================================================================

As of December 31, 2003, the components of accumulated gains on a tax basis are as follows:

Temporary differences                                $ (3,221,408)
Unrealized gains - net                                 52,920,101
-----------------------------------------------------------------
   Total accumulated gains - net                     $ 49,698,693
=================================================================

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $3,218,721 during 2003.

As of December 31, 2003, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                            $ 367,227,548
-----------------------------------------------------------------
Gross unrealized gain                                  57,072,781
Gross unrealized loss                                  (4,152,680)
-----------------------------------------------------------------
   Net unrealized security gain                     $  52,920,101
=================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2003 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                     UNDISTRIBUTED
                          (DISTRIBUTIONS IN EXCESS        ACCUMULATED
                                OF) NET INVESTMENT       NET REALIZED         PAID-IN
                                            INCOME         GAIN (LOSS)        CAPITAL
-------------------------------------------------------------------------------------
                                      $    (40,865)        $   55,030      $  (14,165)

5.   PORTFOLIO SECURITIES TRANSACTIONS

As of December 31, 2003, the value of securities loaned for the Fund is $37,975,390. These loans are collateralized by cash of $38,815,675 which is invested in a restricted money market account. In connection with the securities lending program, State Street Bank and Trust Company ("SSB") received fees of $16,193 for the year ended December 31, 2003, which are netted against securities lending income on the Statement of Operations.

Purchases and sales of investment securities (other than short-term investments) for the year ended December 31, 2003 are as follows:

PURCHASES                                    SALES
--------------------------------------------------
$ 185,919,569                         $ 33,433,130

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2003.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who is associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's net asset value.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. These factors can affect Fund performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 50 million shares of $.001 par share value capital stock. Transactions in shares of capital stock are as follows:

                                                YEAR ENDED            YEAR ENDED
                                         DECEMBER 31, 2003     DECEMBER 31, 2002
--------------------------------------------------------------------------------
SHARES SOLD                                     12,664,293             9,278,594
REINVESTMENT OF DISTRIBUTIONS                      311,270                58,258
SHARES REACQUIRED                               (1,684,146)           (1,109,515)
--------------------------------------------------------------------------------
INCREASE                                        11,291,417             8,227,337
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - MID-CAP VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - Mid-Cap Value Portfolio (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Mid-Cap Value Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP


New York, New York
February 11, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                   CURRENT POSITION
NAME AND                           LENGTH OF SERVICE                PRINCIPAL OCCUPATION                    OTHER
DATE OF BIRTH                         WITH COMPANY                 DURING PAST FIVE YEARS                DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Director since 1995;         Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC          Chairman since 1996          Investment Officer of Lord
90 Hudson Street                                             Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                              --------------------

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                   CURRENT POSITION
NAME AND                           LENGTH OF SERVICE                PRINCIPAL OCCUPATION                    OTHER
DATE OF BIRTH                         WITH COMPANY                 DURING PAST FIVE YEARS                DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW               Director since 1994          Managing General Partner,             Currently serves as
Bigelow Media, LLC                                           Bigelow Media, LLC (since             director of Adelphia
41 Madison Ave.,                                             2000); Senior Adviser, Time           Communications, Inc.,
Suite 3810                                                   Warner Inc. (1998 - 2000);            Crane Co., and Huttig
New York, NY                                                 Acting Chief Executive                Building Products Inc.
Date of Birth: 10/22/1941                                    Officer of Courtroom
                                                             Television Network (1997 -
                                                             1998); President and Chief
                                                             Executive Officer of Time
                                                             Warner Cable Programming,
                                                             Inc. (1991 - 1997).

WILLIAM H.T. BUSH               Director since 1998          Co-founder and Chairman               Currently serves as
Bush-O'Donnell &                                             of the Board of the financial         director of Wellpoint
Co., Inc.                                                    advisory firm of Bush-                Health Networks, Inc.,
101 South Hanley Road                                        O'Donnell & Company (since            DT Industries Inc., and
Suite 1250                                                   1986).                                Engineered Support
St. Louis, MO                                                                                      Systems, Inc.
Date of Birth: 7/14/1938

                                    CURRENT POSITION
NAME, ADDRESS AND                   LENGTH OF SERVICE                PRINCIPAL OCCUPATION                     OTHER
DATE OF BIRTH                          WITH COMPANY                 DURING PAST FIVE YEARS                DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.          Director since 1998          Managing Director of                  Currently serves as
Monitor Clipper Partners                                     Monitor Clipper Partners              director of Avondale,
650 Madison Ave., 9th Fl.                                    (since 1997) and President            Inc. and Interstate
New York, NY                                                 of Clipper Asset                      Bakeries Corp.
Date of Birth: 10/25/1942                                    Management Corp., both
                                                             private equity investment
                                                             funds (since 1991).

JULIE A. HILL                   Director elected             Owner and CEO of the                  Currently serves as
20 Via Diamante                 February 2004                Hillsdale Companies (1997 -           director of Wellpoint
Newport Coast, CA                                            present); Founder, President          Health Networks, Inc.,
Date of Birth: 7/16/1946                                     and Owner of the Hiram-Hill           Resources Connection
                                                             and Hillsdale Development             Inc., and Holcim (US)
                                                             Companies from 1998 to                Inc. (parent company
                                                             2001.                                 Holcim Ltd).

FRANKLIN W. HOBBS               Director since 2001          Senior Advisor (since                 Currently serves as
Houlihan Lokey                                               April 2003) and Former                director of Adolph
Howard & Zukin                                               Chief Executive Officer of            Coors Company.
685 Third Ave.                                               Houlihan Lokey Howard &
New York, NY                                                 Zukin, an investment bank
Date of Birth: 7/30/1947                                     (January 2002 - April 2003);
                                                             Chairman of Warburg Dillon Read
                                                             (1999 - 2001); Global Head of
                                                             Corporate Finance of SBC Warburg
                                                             Dillon Read (1997 - 1999); Chief
                                                             Executive Officer of Dillon, Read
                                                             & Co. (1994 - 1997).

C. ALAN MACDONALD               Director since 1989;         Retired - General Business            Currently serves as
415 Round Hill Road             and Lead Independent         and Governance Consulting             director of
Greenwich, CT                   Director                     (since 1992); formerly                Fountainhead Water
Date of Birth: 5/19/1933                                     President and CEO of Nestle           Company, Lincoln
                                                             Foods.                                Snacks, H.J. Baker, and
                                                                                                   Seix Fund, Inc.*

THOMAS J. NEFF                  Director since 1989          Chairman of Spencer Stuart,           Currently serves as
Spencer Stuart                                               an executive search                   director of Ace, Ltd.
277 Park Avenue                                              consulting firm (since 1996);         and Exult, Inc.
New York, NY                                                 President of Spencer Stuart
Date of Birth: 10/2/1937                                     (1979-1996).

JAMES F. ORR, III               Director since 2002;         President and CEO of                  Currently serves as
80 Pinckney Street              resigned 3/3/2003            Landing Point Capital (since          Chairman of
Boston, MA                                                   2002); Chairman and CEO of            Rockerfeller
Date of Birth: 3/5/1943                                      United Asset Management               Foundation, Director
                                                             Corporation (2000 to 2001);           as Nashua Corp. and
                                                             Chairman and CEO of                   Memorial Drive Trust
                                                             UNUMProvident Corporation (1999 -
                                                             merger); Chairman and CEO of UNUM
                                                             Corporation (1988 -1999).

----------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

  NAME AND                          CURRENT POSITION             LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)                       WITH COMPANY              OF CURRENT POSITION              DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Chief Executive              Elected in 1995              Managing Partner and Chief Investment
(3/8/1945)                      Officer and President                                     Officer of Lord Abbett since 1996.

SHOLOM DINSKY                   Executive Vice               Elected in 2003              Partner and Large Cap Value Investment
(3/24/1944)                     President                                                 Manager, joined Lord Abbett in 2000,
                                                                                          formerly Managing Director of
                                                                                          Prudential Asset Management, prior
                                                                                          thereto Director of Equity Research
                                                                                          and Senior Vice President at Mitchell
                                                                                          Hutchins Asset Management.

KEVIN P. FERGUSON               Executive Vice               Elected in 2003              Partner and Mid Cap Growth Investment
(10/3/1964)                     President                                                 Manager, joined Lord Abbett in 1999,
                                                                                          formerly Portfolio Manager/Senior Vice
                                                                                          President at Lynch & Mayer, Inc.

ROBERT P. FETCH                 Executive Vice               Elected in 2003              Partner and Small-Cap Value Senior
(2/18/1953)                     President                                                 Investment Manager, joined Lord Abbett
                                                                                          in 1995.

KENNETH G. FULLER               Executive Vice               Elected in 2003              Investment Manager - Large Cap Value,
(4/22/1945)                     President                                                 joined Lord Abbett in 2002, formerly
                                                                                          Portfolio Manager and Senior Vice
                                                                                          President at Pioneer Investment
                                                                                          Management, Inc. from 1999 to 2002;
                                                                                          prior thereto Principal, Manley,
                                                                                          Fuller Asset Management.

INGRID C. HOLM                  Executive Vice               Elected in 2001              Investment Manager - Global Equity,
(3/21/1959)                     President                                                 joined Lord Abbett in 2001, formerly
                                                                                          International Portfolio Manager of
                                                                                          Batterymarch Financial Management,
                                                                                          Inc. from 2000 to 2001, prior thereto
                                                                                          held various positions at the
                                                                                          Prudential Insurance Company of
                                                                                          America.

  NAME AND                          CURRENT POSITION             LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)                       WITH COMPANY              OF CURRENT POSITION              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
W. THOMAS HUDSON, JR.           Executive Vice               Elected in 1993              Partner and Investment Manager, joined
(12/16/1941)                    President                                                 Lord Abbett in 1982.

ROBERT G. MORRIS                Executive Vice               Elected in 1995              Partner and Director of Equity
(11/06/1944)                    President                                                 Investments, joined Lord Abbett
                                                                                          in 1991.

ELI M. SALZMANN                 Executive Vice               Elected in 1999              Partner and Director of Institutional
(3/24/1964)                     President                                                 Equity Investments, joined Lord Abbett
                                                                                          in 1997.

CHRISTOPHER J. TOWLE            Executive Vice               Elected in 1999              Partner and Portfolio Manager, joined
(10/12/1957)                    President                                                 Lord Abbett in 1987.

EDWARD VON DER LINDE            Executive Vice               Elected in 1999              Partner and Investment Manager, joined
(6/12/1960)                     President                                                 Lord Abbett in 1988.

TRACIE E. AHERN                 Vice President and           Elected in 1999              Partner and Director of Portfolio
(1/12/1968)                     Treasurer                                                 Accounting and Operations, joined Lord
                                                                                          Abbett in 1999, prior thereto Vice
                                                                                          President - Head of Fund
                                                                                          Administration of Morgan Grenfell.

EILEEN K. BANKO                 Vice President               Elected in 1999              Equity Analyst, joined Lord Abbett
(11/3/1967)                                                                               in 1990.

JOAN A. BINSTOCK                Chief Financial              Elected in 1999              Partner and Chief Operations Officer,
(3/4/1954)                      Officer and Vice                                          joined Lord Abbett in 1999, prior
                                President                                                 thereto Chief Operating Officer of
                                                                                          Morgan Grenfell.

ZANE E. BROWN                   Vice President               Elected in 1996              Partner and Director of Fixed
(12/09/51)                                                                                Income Management, joined Lord Abbett
                                                                                          in 1992.

DAVID G. BUILDER                Vice President               Elected in 1999              Equity Analyst, joined Lord Abbett
(1/4/1954)                                                                                in 1998.

DANIEL E. CARPER                Vice President               Elected in 1990              Partner, joined Lord Abbett in 1979.
(1/22/1952)

DANIEL H. FRASCARELLI           Vice President               Elected in 2003              Partner and Investment Manager, joined
(3/11/1954)                                                                               Lord Abbett in 1990.

MICHAEL S. GOLDSTEIN            Vice President               Elected in 1999              Partner and Fixed Income Investment
(10/29/1968)                                                                              Manager, joined Lord Abbett in 1997.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

  NAME AND                          CURRENT POSITION             LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)                       WITH COMPANY              OF CURRENT POSITION              DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
HOWARD E. HANSEN                Vice President               Elected in 1999              Investment Manager, joined Lord Abbett
(10/13/1961)                                                                              in 1995.

GERARD S. E. HEFFERNAN, JR.     Vice President               Elected in 2003              Research Analyst, joined Lord Abbett
(9/7/1963)                                                                                in 1998.

PAUL A. HILSTAD                 Vice President and           Elected in 1995              Partner and General Counsel, joined
(12/13/1942)                    Secretary                                                 Lord Abbett in 1995.

ELLEN G. ITSKOVITZ              Vice President               Elected in 2001              Partner and Senior Research Analyst,
(10/30/1957)                                                                              joined Lord Abbett in 1998.

LAWRENCE H. KAPLAN              Vice President and           Elected in 1997              Partner and Deputy General Counsel,
(1/16/1957)                     Assistant Secretary                                       joined Lord Abbett in 1997.

MAREN LINDSTROM                 Vice President               Elected in 2001              Partner and Fixed Income Investment
(9/17/1962)                                                                               Manager, joined Lord Abbett in 2000,
                                                                                          prior thereto Director Convertible
                                                                                          Sales at UBS AG from 1999 to 2000,
                                                                                          prior thereto Vice
                                                                                          President-Convertible Sales at
                                                                                          Deutsche Bank Securities Inc. from
                                                                                          1998 to 1999.

A. EDWARD OBERHAUS, III         Vice President               Elected in 1998              Partner and Manager of Equity Trading,
(12/21/1959)                                                                              joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS            Vice President and           Elected in 2001              Assistant General Counsel, joined
(11/12/1957)                    Assistant Secretary                                       Lord Abbett in 1999, formerly
                                                                                          Assistant General Counsel of
                                                                                          Prudential Investments from 1998 to
                                                                                          1999, prior thereto Counsel of
                                                                                          Drinker, Biddle & Reath LLP, a law
                                                                                          firm.

BERNARD J. GRZELAK              Assistant Treasurer          Elected in 2003              Director of Fund Administration,
(6/12/1971)                                                                               joined Lord Abbett in 2003, formerly
                                                                                          Vice President, Lazard Asset
                                                                                          Management from 2000 to 2003, prior
                                                                                          thereto Manager of Deloitte & Touche
                                                                                          LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

  TAX INFORMATION

  For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

  Additionally, of the distributions paid to shareholders during the year ended December 31, 2003, $3,133,787 represents long-term capital gains.

[LORD ABBETT(R) LOGO]


              This report when not used for the general information of shareholders of the Fund is to be distributed only if preceded or accompanied by a current Fund Prospectus.

         Lord Abbett Mutual Fund shares are distributed by:
                     LORD ABBETT DISTRIBUTOR LLC                            LORD ABBETT SERIES FUND, INC.       LASFMCV-2-1203
        90 Hudson Street - Jersey City, New Jersey 07302-3973                      MID-CAP VALUE PORTFOLIO              (2/04)

ITEM 2:   CODE OF ETHICS.

      (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect from June 19, 2003 through the end of the reporting period on December 31, 2003 (the "Period").

      (b)  Not applicable.

      (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

      (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

      (e)  Not applicable.

      (f)  See Item 10(a) concerning the filing of the Code of Ethics.


ITEM 3:   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant's Board of Directors has determined that the following independent Directors who comprise the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Ms. Julie Hill is a newly elected member of the audit committee. Each audit committee member is independent within the meaning of the Form N-CSR.


ITEM 4:   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2003 and 2002 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                                         FISCAL YEAR ENDED:
                                                                   2003                      2002
              Audit Fees {a}                                   $  225,000                $  115,000
              Audit-Related Fees {b}                                  104                        53
                                                         ---------------------------------------------------
              Total audit and audit-related fees                  225,104                   115,053
                                                         ---------------------------------------------------

              Tax Fees {c}                                         37,032                    20,500
              All Other Fees {d}                                      160                         -
                                                         ---------------------------------------------------

                Total Fees                                     $  262,296                $  135,553
                                                         ---------------------------------------------------

----------
                {a} Consists of fees for audits of the Registrant's annual financial statements.

                {b} Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

                {c} Fees for the fiscal year ended December 31, 2003 consist of fees of $36,850 for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies and fees of $182 for preparing IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

                Fees for the fiscal year ended December 31, 2002 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies.

                {d} Consists of the Registrant's proportionate share of fees for testing of Anti-Money Laundering Compliance.

            (e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

                    - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
                    - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

            The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            (e) (2) The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

            (f) Not Applicable.

            (g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4
            (a), (b), (c) and (d) as "All Other Fees".

            The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended December 31, 2003 and 2002 were:

                                                                 FISCAL YEAR ENDED:
                                                         2003                         2002
            All Other Fees {a}                        $  76,900                    $  171,456

----------

                {a} Fees for the fiscal year ended December 31, 2003 consist of fees for Independent Services Auditors' Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's operations and general computer controls over equity securities processing for institutional and mutual fund accounts ("SAS 70 Report").

                Fees for the fiscal year ended December 31, 2002 consist of fees of $146,456 for testing of Business Continuity Planning and $25,000 for the SAS 70 Report.

            The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended December 31, 2003 and 2002 were:

                                                                 FISCAL YEAR ENDED:
                                                         2003                          2002
            All Other Fees {b}                        $  11,378                         -0-

--------

                {b} Fees for the fiscal year ended December 31, 2003 represent fees for testing of Anti-Money Laundering Compliance.

            (h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01
            (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:     AUDIT COMMITTEE OF LISTED REGISTRANTS.
            Not applicable.

ITEM 6:     [Reserved]

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
            Not applicable.

ITEM 8:     [Reserved]


ITEM 9:     CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of February 11, 2004, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

      (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10:    EXHIBITS.

ITEM 10(a): CODE OF ETHICS, AS REQUIRED BY ITEM 2, IS ATTACHED HERETO AS PART OF
            EX-99.CODEETH.

ITEM 10(b):
      (i) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

      (ii) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     LORD ABBETT SERIES FUND, INC.


                                     /s/ ROBERT S. DOW
                                     -----------------
                                     Robert S. Dow
                                     Chief Executive Officer,
                                     Chairman and President



                                     /s/ JOAN A. BINSTOCK
                                     --------------------
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President


Date:  February 11, 2004

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                     LORD ABBETT SERIES FUND, INC.


                                     /s/ ROBERT S. DOW
                                     -----------------
                                     Robert S. Dow
                                     Chief Executive Officer,
                                     Chairman and President



                                     /s/ JOAN A. BINSTOCK
                                     --------------------
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President


Date:  February 11, 2004